UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31 Date of reporting period: October 31, 2014

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2014

MONEY MARKET FUNDS	Class A	Class B	Class C	Class D	Class E	Class I	Class Y
HSBC Prime Money Market Fund	REAXX	HSMXX	HMMXX	HIMXX	HMEXX	HSIXX	RMYXX
HSBC U.S. Government Money Market Fund	FTRXX	HUBXX	HUMXX	HGDXX	HGEXX	HGIXX	RGYXX
HSBC U.S. Treasury Money Market Fund	HWAXX	HTBXX	HUCXX	HTDXX	HTEXX	HBIXX	HTYXX

HSBC Family of Funds
Annual Report - October 31, 2014

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	7

Schedules of Portfolio Investments
HSBC Prime Money Market Fund	8
HSBC U.S. Government Money Market Fund	11
HSBC U.S. Treasury Money Market Fund	13
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Other Federal Income Tax Information	36
Table of Shareholder Expenses	37
Board of Trustees and Officers	39
Other Information	41

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the U.S. and Canada).

Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 23 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E Ratio means high projected earnings in the future.

Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The United States posted strong results for the 12-month period between November 1, 2013 and October 31, 2014. Healthy corporate profits and an improving employment picture helped drive strong economic growth in the U.S. and push equity markets to record highs. A different story played out globally, however, with the economies of Japan, China, and the eurozone struggling against significant economic headwinds. Geopolitical turmoil, particularly in the Ukraine and the Middle East, also weighed on global markets. The U.S. economy was one of the few economic bright spots for the period.

Equity markets benefited from the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%. Fears of a premature end to the Fed’s stimulus efforts led to some market volatility early in the period. The Fed Chairman Janet Yellen, who succeeded Ben Bernanke in February, eased those fears after suggesting that any increase in rates would be measured. Investors were reassured by the Fed’s plan to gradually phase out its large-scale bond-buying program by the end of October.

Despite the strong growth, the U.S. economy faced a number of economic headwinds during the period, including a loss of momentum in the housing market recovery, continued weakness in wage growth, and a harsh winter that contributed to a decline in U.S. gross domestic product1 (“GDP”) growth in the first quarter of 2014.

Economic indicators weakened during the first quarter of 2014, which dragged on markets and essentially erased equity gains from earlier in the period. Markets bounced back enough to post modest gains for the first half of the period, through April 30, 2014, however. The muted market response was a result of data showing slowed growth in manufacturing activity, meager improvements in the labor market and poor retail sales. The culmination of the negative indicators came with news that the U.S. economy had shrunk significantly during the first quarter of 2014—contracting at a 2.1% annualized rate.

GDP growth rebounded strongly in the second and third quarters of 2014, posting annualized growth rates of 4.6% and 3.9%, respectively. Economic conditions improved for the second half of the 12-month period as data showed significant improvements in retail sales, home sales, job growth, industrial output and consumer confidence. Progress in these areas generally continued through the end of the period, though important signs of economic weakness remained, such as a slowing rate of home price increases and lower-than-expected job growth. In particular, a large number of workers remain underemployed and reliant on part-time and lower paying jobs.

Outside of the U.S., developed economies faced major economic challenges. Japanese markets experienced volatility as the nation’s central bank pushed forward a plan to revive its economy. A steep increase in Japan’s consumption tax last spring dealt a severe economic blow, leading to a 1.8% decrease in GDP growth for the second quarter of 2014. Economic growth in eurozone economies also slowed dramatically due to high unemployment, decreasing industrial production and other disappointing economic indicators.

Economic conditions deteriorated in many emerging markets during the period. The leading drivers of those declines included geopolitical instability and concerns that tighter monetary policy in the U.S. would negatively impact emerging economies. China’s economy experienced a dramatic slowdown as a slumping real estate market and weak demand led to its lowest level of GDP growth in five years. While not unexpected, the slowdown in China acted as a drag on global economic growth. Meanwhile, Russia’s annexation of Ukraine’s Crimea region created much uncertainty in global markets. Western sanctions and a plummet in the value of the ruble contributed to substantial losses for Russian stocks.

Market Review

The period began with strong gains for U.S. equities. This climb continued through the end of 2013 only to give way to a market sell-off in late January 2014 that was triggered by slowing growth in emerging markets. The prospect of higher interest rates and declining global liquidity fed fears that slowing global economic growth could put a drag on U.S. markets. Robust corporate earnings in the U.S. helped stocks reverse directions in the following months, and positive economic data on housing, manufacturing and employment helped sustain the momentum. Broad market indices posted gains during each quarter of the period. Price-to-Earnings1 ratios also rose throughout the period, as investors grew more confident about the economic outlook.

U.S. small- and mid-cap stocks underperformed large-cap stocks during the period, and emerging markets equities slightly outpaced those of developed economies. The Russell 2000® Index1 of small-company stocks returned 8.06% during the 12 months through October 31, 2014, while the Russell 1000® Index1 returned 16.78%. The MSCI EM Index1 returned 0.98%, while the MSCI World Index returned 9.25%.

Stocks in many developed economies remained largely flat, with the U.S. being a notable exception. Equities in both Japan and Europe ended the 12-month period essentially where they had been at its start. The MSCI EAFE Index1 of international stocks in developed markets posted a -0.17% return. In the U.S., the S&P 500 Index1 of large-company stocks returned 17.27%. Each of the 10 sectors of the index shared in those gains.

Fixed-income markets made modest gains during the period. The yield curve flattened due to expectations that the Fed would move to raise interest rates, and over broader concerns about the health of the global economy. The expectation that short-term rates would soon rise created upward pressure on short-term bond yields.

Meanwhile, the slowdown in major global economies generally made the U.S. economy more attractive to risk-averse investors, which drove up prices on U.S. long-term bonds and caused yields to drop. The flight to quality also led to a strengthening of the U.S. dollar. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 4.14% for the 12-month period ended October 2014, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 5.82%.

Fixed-income markets in Europe rallied throughout the period, fueled by the European Central Bank’s bond-buying program and its efforts to lower interest rates. The Barclay’s Euro Aggregate Bond Index returned 8.80%. Emerging markets bonds also ended the period significantly higher as the J.P. Morgan Emerging Markets Bond Index Global returned 7.20%.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)

HSBC Prime Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC Prime Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Prime money market yields remained near their historic low levels during the 12 months through October 31, 2014.

Money market rates remained relatively low during the period due in part to ongoing regulatory changes. For example, new liquidity requirements prompted banks and other issuers to increase the supply of long-term securities and issue fewer short-term securities. As a result, the supply of short-term issues dwindled. Meanwhile, investor demand remained strong, which pushed prices higher and yields lower on money market securities.

Due to signs of economic strength, the Fed revealed in July that it would end its large-scale bond buying program in October. The Fed also indicated that due to the diminished threat of deflation and increased strength of the labor markets, it might be unlikely to keep short-term interest rates at their current low levels beyond mid-2015.

The Fund altered its strategy toward the end of the period in response to this market environment. In anticipation of a potential interest rate increase by mid-2015, the Fund increased its exposure to short-term floating rate holdings. We believe these securities can offer protection in a rising-rate environment. The move shortened the Fund’s weighted average maturity, and established a more defensive position in preparation for potentially higher rates.†

†	Portfolio composition is subject to change.

			Average Annual				Expense
Fund Performance			Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2014	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A	11/13/98	0.02	0.01	1.41	1.95	0.03	0.68	0.68
Class B4	4/4/01	-3.98	0.01	1.15	1.11	—	1.28	1.28
Class C5	3/23/01	—	—	—	1.10	—	1.28	1.28
Class D	4/1/99	0.02	0.01	1.48	1.98	0.03	0.53	0.53
Class I	1/9/02	0.05	0.10	1.71	1.63	0.05	0.18	0.18
Class Y	11/12/98	0.02	0.02	1.60	2.22	0.03	0.28	0.28
Lipper Money Market
Funds Average[6]	—	0.01	0.02	1.37	1.91 [7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa-mf” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2
The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.48%, -0.33%, 0.02% and -0.08% for Class A Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 211 and 147 days for the years ended October 31, 2001 and 2002, respectively. The Class was operational during the entire fiscal years from October 31, 2003 through 2014.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 and 213 days for the fiscal years ended October 31, 2001 and October 31, 2014, respectively. The Class was operational during the entire fiscal years from October 31, 2002 through 2013.
6	For additional information, please refer to the Glossary of Terms.
7	Return for the period October 31, 1998 to October 31, 2014.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. government money market securities remained low during the 12 months through October 31, 2014.

The expansion of the Fed’s fixed-rate reverse-repo facility helped support yields through the first part of the period. Launched in 2013, the facility allows some U.S.-based money market funds to lend overnight cash to the Fed at a fixed rate in exchange for Treasury securities. The development helped alleviate supply problems for new money market issuance in government securities.

However, the Fed capped the use of the facility in late September, which created a greater demand on short-term government agency and Treasury securities. As a result, yields declined and prices on those securities increased. Late in the period, the Fed also announced it would lower, and then gradually raise, the interest rate paid by the Fed repo facility. Additionally, it indicated through the Federal Open Market Committee that increasing strength in the labor markets and diminished threats of deflation could potentially lead to an interest rate increase in mid-2015.

Early in the period, we implemented a barbell strategy in which the portfolio was heavily weighted with both very short-term and much longer-term maturities. Such an approach may help maintain liquidity while attempting to capture the additional yield available from longer-term issues. However, we shifted the Fund’s barbell strategy as yields for long-term fixed-rate issues dipped later in the period. As long-term fixed-rate issues became less attractive, we increased the Fund’s exposure to medium-term fixed products and longer term floating rate issues.†

†	Portfolio composition is subject to change.

			Average Annual				Expense
Fund Performance			Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2014	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/3/90	0.02	0.01	1.32	2.81	0.03	0.68	0.68
Class B4	9/11/98	-3.98	0.01	1.24	1.65	0.03	1.28	1.28
Class C5	11/20/06	—	—	—	1.39	—	1.28	1.28
Class D	4/1/99	0.02	0.01	1.38	1.85	0.03	0.53	0.53
Class I6	12/24/03	0.02	0.03	—	1.22	0.03	0.18	0.18
Class Y	7/1/96	0.02	0.01	1.50	2.47	0.03	0.28	0.28
Lipper U.S. Government
Money Market Funds Average[7]	—	0.01	0.01	1.33	2.85 [8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2
The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.61%, -1.21%, -0.46%, -0.11% and -0.21% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years ended October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire fiscal years ended October 31, 2007, 2008, 2011, 2012, 2013 and 2014.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire years ended October 31, 2008 through 2014.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 1990 to October 31, 2014.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)

HSBC U.S. Treasury Money Market Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Treasury Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on Treasury bills remained low during the 12 months through October 31, 2014.

The Fed maintained the target federal funds rate (a short-term interest rate that significantly influences Treasury bill yields at between 0.00% and 0.25% during the period. While the interest rate remained stable, supply and demand issues still triggered changes in money market yields. For example, the Fed in February announced that it would issue a large amount of short-term cash management bills. The elevated supply of Treasury bills helped boost yields in March and into early April.

The expansion of the Fed’s fixed-rate reverse-repo facility, which allows select U.S.-based money market funds to lend overnight cash to the Fed at a fixed rate in exchange for Treasury securities, also supported yields in the first half of the period. However, following the Fed’s announcement in September that it was capping the use of the facility, shorter term Treasury bill yields dropped into negative territory before moving back above zero before the end of the period.

During the first half of the period, the Fund employed a barbell strategy that concentrated its holdings among very short-term securities and longer-term issues. Such an approach may help maintain liquidity while attempting to capture the additional yield available from longer-term issues.†

We shifted the Fund’s strategy in the second half of the period. We reduced the Fund’s exposure to longer-term issues in anticipation of higher interest rates and the potential for another debt ceiling showdown between Congress and the White House in early 2015. That move shortened the Fund’s weighted average maturity. Additionally, earlier in the period we invested in a relatively new type of Treasury security called Treasury floating-rate notes, which have maturities of two years. However, once Treasury bill yields dipped below zero, spreads on those floating-rate notes became less attractive and we ceased to add to our position.†

†	Portfolio composition is subject to change.

			Average Annual				Expense
Fund Performance			Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2014	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A4	5/24/01	—	—	—	1.08	—	0.68	0.68
Class C5	12/24/03	—	—	—	0.04	—	1.28	1.28
Class D	5/14/01	0.01	0.01	1.18	1.13	0.00	0.53	0.53
Class I6	12/30/03	0.01	0.01	—	1.33	0.00	0.18	0.18
Class Y	5/11/01	0.01	0.01	1.28	1.27	0.00	0.28	0.28
Lipper U.S. Treasury
Money Market Funds Average[7]	—	0.00	0.01	1.18	1.17 [8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2
The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.49%, -0.14% and -0.24% for Class D Shares, Class I Shares and Class Y Shares, respectively.

3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.
4	Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days during the year ended October 31, 2014. The Class was operational during the entire years ended October 31, 2001 through 2013.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire years ended October 31, 2011 through 2014.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire years ended October 31, 2006 through 2014.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 2001 to October 31, 2014.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition*
October 31, 2014 (Unaudited)

HSBC Prime Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
Certificates of Deposit	47.1
Commercial Paper and
Notes	26.2
Time Deposits	17.4
Corporate Obligations	5.6
Yankee Dollars	3.2
U.S. Treasury Obligations	0.5
Total	100.0

HSBC U.S. Government Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Government and
Government Agency
Obligations	70.2
Repurchase Agreements	23.1
U.S. Treasury Obligations	6.7
Total	100.0

HSBC U.S. Treasury Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0
____________________

*	Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS 7

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2014

Certificates of Deposit – 46.3%

	Principal	Amortized
	Amount ($)	Cost ($)
Banking – 46.3%
Agricultural Bank of China, N.Y.,
0.40%, 11/3/14	20,000,000	20,000,000
Agricultural Bank of China, N.Y.,
0.20%, 11/3/14	25,000,000	25,000,000
Agricultural Bank of China, N.Y.,
0.20%, 11/4/14	20,000,000	20,000,000
Bank of China, N.Y.,
0.20%, 11/4/14	70,000,000	70,000,000
Bank of Montreal Chicago,
0.20%, 12/5/14	25,000,000	25,000,000
Bank of Montreal Chicago,
0.19%, 2/9/15 (a)	70,000,000	70,000,000
Bank of Montreal Chicago,
0.24%, 9/16/15 (a)	10,000,000	10,000,000
Bank of Nova Scotia Houston,
0.29%, 4/18/15 (a)	50,000,000	50,000,000
Bank of Nova Scotia Houston,
0.24%, 5/12/15 (a)	35,000,000	35,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.24%, 11/7/14	25,000,000	25,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.16%, 1/2/15	100,000,000	100,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.33%, 5/7/15	25,000,000	25,000,000
BNP Paribas, 0.46%, 4/14/15 (a)	50,000,000	50,000,000
Canadian Imperial Holdings, N.Y.,
0.09%, 12/1/14	45,000,000	44,999,625
China Construction Bank Corp., N.Y.,
0.36%, 11/3/14	65,000,000	65,000,000
Credit Industriel et Commercial, N.Y.,
0.12%, 11/3/14	60,000,000	60,000,000
Credit Industriel et Commercial, N.Y.,
0.12%, 11/4/14	50,000,000	50,000,000
Credit Industriel et Commercial, N.Y.,
0.18%, 1/2/15	100,000,000	100,000,000
DnB NOR Bank ASA, N.Y.,
0.17%, 12/4/14	40,000,000	40,000,000
DnB NOR Bank ASA, N.Y.,
0.16%, 1/2/15	40,000,000	40,000,000
Industrial & Commercial Bank of
China, N.Y., 0.34%, 11/3/14	100,000,000	100,000,000
Industrial & Commercial Bank of
China, N.Y., 0.17%, 11/5/14	50,000,000	50,000,000
Kookmin Bank, N.Y.,
0.25%, 12/16/14	50,000,000	50,000,000
Korea Development Bank, N.Y.,
0.22%, 11/21/14	10,000,000	10,000,000
National Bank Canada, N.Y.,
0.24%, 4/20/15 (a)	50,000,000	50,000,000
Nordea Bank Finland, N.Y.,
0.22%, 3/16/15	81,000,000	81,000,000
Norinchukin Bank, N.Y.,
0.10%, 11/3/14	100,000,000	100,000,000
Norinchukin Bank, N.Y.,
0.20%, 2/5/15	90,000,000	90,000,000
Oversea-Chinese Banking Corp. Ltd.,
0.25%, 11/10/14	19,000,000	19,000,000
Oversea-Chinese Banking Corp. Ltd.,
0.22%, 4/29/15	35,000,000	35,000,000
Rabobank USA Finance Corp.,
0.29%, 3/24/15 (a)	35,000,000	35,000,000
Rabobank USA Finance Corp.,
0.27%, 7/7/15 (a)	30,000,000	30,000,000
Royal Bank of Canada, N.Y.,
0.26%, 1/13/15 (a)	30,000,000	30,000,000
Royal Bank of Canada, N.Y.,
0.26%, 2/4/15 (a)	25,000,000	25,000,000
Royal Bank of Canada, N.Y.,
0.20%, 10/9/15 (a)	20,000,000	20,000,000
Royal Bank of Canada, N.Y.,
0.35%, 11/4/15 (a)	15,500,000	15,500,000
Shinhan Bank, N.Y.,
0.30%, 12/16/14	30,000,000	30,000,000
Shinhan Bank, N.Y.,
0.31%, 1/22/15	50,000,000	50,000,000
Skandinav Enskilda Bank, N.Y.,
0.16%, 11/17/14	75,000,000	75,000,000
Societe’ Generale, N.Y.,
0.20%, 2/3/15	40,000,000	40,000,000
State Street Bank & TR,
0.20%, 12/8/14	90,000,000	90,000,000
Sumitomo Mitsui Bank, N.Y.,
0.15%, 12/1/14	35,000,000	35,000,000
Sumitomo Mitsui Bank, N.Y.,
0.20%, 1/2/15	50,000,000	50,000,000
Svenska Handelsbanken, N.Y.,
0.18%, 12/5/14	45,000,000	45,000,211
Svenska Handelsbanken, N.Y.,
0.22%, 1/16/15	50,000,000	50,000,514
Toronto Dominion Bank, N.Y.,
0.22%, 11/18/14 (a)	55,000,000	55,000,000
Toronto Dominion Bank, N.Y.,
0.21%, 1/16/15	40,000,000	40,000,830
Toronto Dominion Bank, N.Y.,
0.24%, 8/24/15 (a)	50,000,000	50,000,000
		2,275,501,180
TOTAL CERTIFICATES
OF DEPOSIT
(COST $2,275,501,180)		2,275,501,180

Commercial Paper and Notes – 25.8%

Banking – 14.8%
Agricultural Bank of China, N.Y.,
0.42%, 11/3/14 (b)(c)	27,000,000	26,999,370
ANZ New Zealand International Ltd.,
0.25%, 7/22/15 (a)(b)	20,000,000	20,000,000
Australia & New Zealand Banking
Group Ltd., 0.33%,
12/18/15 (a)(b)	25,000,000	25,000,000
Bank of China (Hong Kong) Ltd.,
0.26%, 12/1/14 (b)(c)	30,000,000	29,993,500
Banque et Caisse d’Epargne de,
0.20%, 1/13/15 (c)	15,000,000	14,993,917
Banque et Caisse d’Epargne de,
0.22%, 2/9/15 (c)	20,000,000	19,987,778
Canadian Imperial Holdings, N.Y.,
0.21%, 2/13/15 (c)	45,000,000	44,972,700

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Commercial Paper and Notes, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Banking, continued
Commonwealth Bank of Australia,
0.22%, 12/5/14 (a)(b)	10,000,000	10,000,506
Commonwealth Bank of Australia,
0.23%, 7/1/15 (a)(b)	40,000,000	40,000,000
Credit Suisse, N.Y.,
0.28%, 11/7/14 (c)	50,000,000	49,997,667
Credit Suisse, N.Y.,
0.35%, 12/19/14 (c)	25,000,000	24,988,333
DBS Bank Ltd.,
0.21%, 11/25/14 (b)(c)	44,000,000	43,993,840
Kookmin Bank, N.Y.,
0.24%, 11/12/14 (b)(c)	20,000,000	19,998,533
Kookmin Bank, N.Y.,
0.27%, 1/5/15 (b)(c)	10,115,000	10,110,069
Kookmin Bank, N.Y.,
0.29%, 1/28/15 (b)(c)	10,000,000	9,992,911
Korea Development Bank, N.Y.,
0.28%, 11/24/14 (c)	30,000,000	29,994,633
Korea Development Bank, N.Y.,
0.20%, 12/2/14 (c)	30,000,000	29,994,833
Manhattan Asset Funding Co.,
0.16%, 12/3/14 (b)(c)	9,000,000	8,998,720
Mitsubishi UFJ Trust & Bank, N.Y.,
0.20%, 11/19/14 (b)(c)	37,400,000	37,396,260
National Australia Funding,
0.21%, 3/2/15 (b)(c)	30,000,000	29,978,825
National Australia Funding,
0.22%, 3/11/15 (a)(b)	50,000,000	49,999,285
Nordea Bank AB,
0.18%, 11/6/14 (b)(c)	51,000,000	50,998,724
Nordea Bank AB,
0.22%, 11/19/14 (b)(c)	35,000,000	34,996,150
Oversea-Chinese Banking Corp. Ltd.,
0.23%, 3/4/15 (c)	10,000,000	9,992,142
Rabobank USA Finance Corp.,
0.22%, 3/9/15 (c)	28,500,000	28,477,707
Westpac Securities NZ Ltd.,
0.15%, 11/12/14 (b)(c)	24,000,000	23,998,900
		725,855,303
Diversified – 2.5%
Caisse des Depots et Consignations,
0.21%, 2/17/15 (b)(c)	49,000,000	48,969,130
Erste Abwicklungsanstalt,
0.16%, 12/1/14 (b)(c)	50,000,000	49,993,333
Erste Abwicklungsanstalt,
0.16%, 12/30/14 (b)(c)	25,000,000	24,993,445
		123,955,908
Finance – 8.5%
Abbey National North America LLC,
0.11%, 11/3/14 (c)	60,000,000	59,999,633
Antalis US Funding Corp.,
0.21%, 11/14/14 (b)(c)	15,000,000	14,998,863
BNZ International Funding,
0.17%, 11/24/14 (b)(c)	25,000,000	24,997,365
Collateralized CP ll Co. LLC,
0.27%, 2/5/15 (b)(c)	33,000,000	32,976,240
Collateralized CP ll Co. LLC,
0.27%, 2/5/15 (c)	15,000,000	14,989,200
Fortis Funding LLC,
0.09%, 11/3/14 (b)(c)	190,000,000	189,999,062
Nederlandse Waterschaps Bank,
0.14%, 2/2/15 (b)(c)	39,000,000	38,985,895
Old Line Funding LLC,
0.22%, 12/22/14 (b)(c)	10,000,000	9,996,883
Toyota Credit Canada,
0.23%, 1/12/15 (c)	29,000,000	28,986,660
		415,929,801
TOTAL COMMERCIAL
PAPER AND NOTES
(COST $1,265,741,012)		1,265,741,012

Corporate Obligations – 5.5%

Banking – 4.2%
JPMorgan Chase Bank N.A.,
0.38%, 11/18/15 (a)	25,000,000	25,000,000
JPMorgan Chase Bank N.A.,
0.42%, 12/21/14 (a)	20,000,000	20,000,000
Wells Fargo Bank N.A.,
0.32%, 11/10/15 (a)	40,000,000	40,000,000
Wells Fargo Bank N.A.,
0.32%, 11/13/15, MTN (a)	60,000,000	60,000,000
Westpac Banking Corp.,
1.38%, 7/17/15 (b)	58,715,000	59,139,241
		204,139,241
Finance – 1.3%
General Electric Capital Corp.,
3.75%, 11/14/14	4,000,000	4,005,037
MetLife Global Funding I,
2.00%, 1/9/15 (b)	8,000,000	8,025,940
MetLife Institutional Funding,
0.60%, 1/6/15 (a)(b)	34,400,000	34,423,426
Toyota Motor Credit Corp.,
1.00%, 2/17/15, MTN	19,136,000	19,176,967
		65,631,370
TOTAL CORPORATE
OBLIGATIONS
(Cost $269,770,611)		269,770,611

Yankee Dollars – 3.1%

Banking – 3.1%
Bank of Nova Scotia Houston,
1.05%, 3/20/15 (b)	17,000,000	17,052,164
Commonwealth Bank of Australia,
N.Y., 1.95%, 3/16/15	50,090,000	50,388,599
Credit Suisse, N.Y.,
1.63%, 3/6/15 (b)	15,607,000	15,682,326
National Australia Bank Ltd.,
2.00%, 3/9/15	21,850,000	21,987,235
Nordea Bank AB,
2.25%, 3/20/15 (b)	12,185,000	12,275,999

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Yankee Dollars, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Banking, continued
Westpac Banking Corp.,
0.43%, 10/30/15 (a)	35,000,000	35,000,000
		152,386,323
TOTAL YANKEE DOLLARS
(Cost $152,386,323)		152,386,323

U.S. Treasury Obligation – 0.5%

U.S. Treasury Notes – 0.5%
0.25%, 7/15/15	25,000,000	25,016,549
TOTAL U.S. TREASURY
OBLIGATION
(COST $25,016,549)		25,016,549

Time Deposits – 17.0%

Australia & New Zealand Bank,
0.09%, 11/3/14	140,000,000	140,000,000
Bank of Tokyo Mitsubishi UFJ, N.Y.,
0.05%, 11/3/14	50,000,000	50,000,000
Credit Agricole CIB, N.Y.,
0.05%, 11/3/14	242,000,000	242,000,000
DnB NOR Bank ASA, N.Y.,
0.07%, 11/3/14	125,000,000	125,000,000
Natixis, 0.05%, 11/3/14	230,000,000	230,000,000
National Bank of Kuwait,
0.10%, 11/3/14	50,000,000	50,000,000
TOTAL TIME DEPOSITS
(COST $837,000,000)		837,000,000
TOTAL INVESTMENT SECURITIES
(COST $4,825,415,675) – 98.2%		4,825,415,675
____________________

Percentages indicated are based on net assets of $4,914,551,078.
(a)	Variable rate security. The rate presented represents the rate in effect on October 31, 2014. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(b)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(c)	Rate presented represents the effective yield at time of purchase.
MTN – Medium Term Note LLC – Limited Liability Company

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2014

U.S. Government and Government Agency Obligations – 62.5%

	Principal	Amortized
	Amount ($)	Cost ($)
Federal Farm Credit Bank – 7.5%
0.08%, 11/7/14 (a)	42,000,000	41,999,440
0.09%, 1/8/16 (b)	100,000,000	99,982,419
0.10%, 6/16/15 (b)	150,000,000	149,995,276
0.11%, 5/26/15 (b)	50,000,000	50,000,000
0.13%, 5/11/15 (a)	50,000,000	49,965,514
0.16%, 2/27/15 (b)	3,695,000	3,695,362
0.19%, 7/24/15 (b)	22,150,000	22,160,947
		417,798,958
Federal Home Loan Bank – 23.0%
0.03%, 12/26/14 (a)	777,783,000	777,744,377
0.05%, 12/17/14 (a)	50,000,000	49,997,125
0.05%, 1/9/15 (a)	105,810,000	105,800,874
0.06%, 11/28/14 (a)	40,772,000	40,770,074
0.07%, 12/3/14 (a)	169,296,000	169,285,466
0.07%, 3/13/15 (a)	79,150,000	79,128,370
0.10%, 11/21/14 (b)	58,300,000	58,300,189
2.75%, 12/12/14	6,125,000	6,143,027
		1,287,169,502
Federal Home Loan Mortgage Corp. – 18.7%
0.04%, 1/13/15 (a)	75,000,000	74,994,677
0.04%, 1/28/15 (a)	60,000,000	59,994,133
0.06%, 3/23/15 (a)	99,400,000	99,377,259
0.08%, 11/26/14 (a)	62,800,000	62,796,511
0.08%, 11/21/14 (a)	100,000,000	99,995,556
0.09%, 2/5/15 (a)	100,000,000	99,977,333
0.12%, 2/18/16 (b)	115,000,000	114,989,556
0.13%, 10/16/15 (b)	210,000,000	210,007,359
0.14%, 6/26/15 (b)	150,000,000	150,040,214
0.14%, 11/25/15 (b)	75,000,000	75,000,000
		1,047,172,598
Federal National Mortgage Association – 13.3%
0.06%, 11/14/14 (a)	150,000,000	149,996,750
0.07%, 3/18/15 (a)	225,000,000	224,943,869
0.08%, 2/18/15 (a)	192,800,000	192,748,961
0.09%, 2/4/15 (a)	150,000,000	149,963,583
0.34%, 1/27/15 (b)	3,065,000	3,066,663
0.46%, 11/21/14 (b)	6,000,000	6,001,164
0.75%, 12/19/14	17,700,000	17,714,973
		744,435,963
TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(Cost $3,496,577,021)		3,496,577,021

U.S. Treasury Obligations – 5.9%

U.S. Treasury Notes – 5.9%
0.38%, 11/15/14	45,000,000	45,003,833
2.38%, 2/28/15	35,000,000	35,254,904
2.63%, 12/31/14	200,000,000	200,844,160
4.25%, 11/15/14	50,000,000	50,078,235
		331,181,132
TOTAL U.S. TREASURY
OBLIGATIONS
(Cost $331,181,132)		331,181,132

Repurchase Agreements – 20.5%

BNP Paribas, 0.13%, 11/3/14,
Purchased on 10/31/14,
0.13%, due on 11/3/14 with a
maturity value of $200,002,167,
collateralized by various
U.S. Treasury Obligations,
0.00%-4.50%, 4/15/15-5/1/44,
fair value $204,000,004	200,000,000	200,000,000
Citigroup Global Markets, 0.11%,
11/3/14, Purchased on 10/31/14,
0.11%, due on 11/3/14 with a
maturity value of $100,000,917,
collateralized by various
U.S. Treasury Obligations,
0.75%-0.88%, 3/31/18-7/31/19,
fair value $102,000,081	100,000,000	100,000,000
Goldman Sachs, 0.09%, 11/3/14,
Purchased on 10/31/14,
0.09%, due on 11/3/14
with a maturity value of
$100,000,750, collateralized by
various U.S. Government and
Government Agency Obligations,
2.50%-4.00%, 7/1/28-8/1/44, fair
value $102,000,001	100,000,000	100,000,000
Goldman Sachs, 0.06%, 11/5/14,
Purchased on 10/29/14,
0.06%, due on 11/5/14
with a maturity value of
$200,002,333, collateralized by
various U.S. Government and
Government Agency Obligations,
1.63%-8.97%, 8/1/17-10/1/44, fair
value $204,000,000	200,000,000	200,000,000
Societe Generale, 0.06%, 11/6/14,
Purchased on 10/30/14,
0.06%, due on 11/6/14 with a
maturity value of $200,002,333,
collateralized by various
U.S. Treasury Obligations,
0.00%-7.25%, 4/30/15-8/15/28,
fair value $204,000,008	200,000,000	200,000,000
Societe Generale, 0.08%,
11/3/14, Purchased on 10/31/14,
0.08%, due on 11/3/14 with a
maturity value of $200,001,333,
collateralized by various
U.S. Treasury Obligations,
0.00%-7.25%, 12/11/14-8/15/29,
fair value $204,000,012	200,000,000	200,000,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Repurchase Agreements, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Toronto Dominion Bank,
0.09%, 11/3/14, Purchased
on 10/31/14, 0.09%, due on
11/3/14 with a maturity value of
$150,001,125, collateralized by
various U.S. Government and
Government Agency Obligations,
0.00%-5.00%, 12/26/14-9/1/44,
fair value $153,000,097	150,000,000	150,000,000
TOTAL REPURCHASE
AGREEMENTS
(COST $1,150,000,000)		1,150,000,000
TOTAL INVESTMENT SECURITIES
(COST $4,977,758,153) – 88.9%		4,977,758,153
____________________

Percentages indicated are based on net assets of $5,596,979,421.
(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)	Variable rate security. The rate presented represents the rate in effect on October 31, 2014. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

12	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2014

U.S. Treasury Obligations – 93.2%

	Principal	Amortized
	Amount ($)	Cost ($)
U.S. Treasury Bills – 28.8%
0.01%, 1/2/15 (a)	50,000,000	49,999,096
0.02%, 11/6/14 (a)	50,000,000	49,999,889
0.02%, 11/20/14 (a)	386,000,000	385,994,208
0.03%, 11/28/14 (a)	50,000,000	49,998,988
		535,992,181
U.S. Treasury Notes – 64.4%
0.07%, 1/31/16 (b)	180,000,000	179,973,010
0.09%, 7/31/16 (b)	50,000,000	49,998,228
0.13%, 4/30/15	75,000,000	75,023,309
0.25%, 11/30/14	75,000,000	75,011,506
0.25%, 12/15/14	270,000,000	270,072,187
0.25%, 1/15/15	325,000,000	325,148,350
0.25%, 7/15/15	25,000,000	25,016,549
0.38%, 6/15/15	55,000,000	55,085,427
2.25%, 1/31/15	50,000,000	50,274,522
4.00%, 2/15/15	75,000,000	75,856,125
4.25%, 11/15/14	15,000,000	15,023,311
		1,196,482,524
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,732,474,705)		1,732,474,705
TOTAL INVESTMENT SECURITIES (Cost $1,732,474,705) – 93.2%		1,732,474,705
____________________

Percentages indicated are based on net assets of $1,858,964,854.
(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)	Variable rate security. The rate presented represents the rate in effect on October 31, 2014. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2014

		HSBC U.S.	HSBC
	HSBC Prime	Government	U.S. Treasury
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Assets:
Investments, at value and amortized cost	$4,825,415,675	$3,827,758,153	$1,732,474,705
Repurchase agreements, at value and cost	—	1,150,000,000	—
Total Investments	4,825,415,675	4,977,758,153	1,732,474,705
Cash	88,429,211	616,426,771	124,653,442
Interest receivable	1,396,333	3,134,002	1,888,130
Receivable from Investment Adviser	—	124,973	56,966
Prepaid expenses and other assets	125,005	137,919	79,212
Total Assets	4,915,366,224	5,597,581,818	1,859,152,455

Liabilities:
Dividends payable	43,279	34,584	—
Accrued expenses and other liabilities:
Investment Management	312,912	—	—
Administration	199,388	175,880	55,521
Compliance Services	233	—	1,388
Accounting	998	63	—
Custodian fees	65,995	40,932	11,961
Transfer Agent	3,326	2,552	3,145
Trustee	657	24,329	2,471
Other	188,358	324,057	113,115
Total Liabilities	815,146	602,397	187,601
Net Assets	$4,914,551,078	$5,596,979,421	$1,858,964,854

Composition of Net Assets:
Capital	4,914,549,787	5,597,032,061	1,858,989,517
Undistributed (distributions in excess of) net investment income	19	—	—
Accumulated net realized gains (losses) from investments	1,272	(52,640)	(24,663)
Net Assets	$4,914,551,078	$5,596,979,421	$1,858,964,854

Net Assets:
Class A Shares	$46,019,886	$154,169	$—
Class B Shares	2,060	48,752	—
Class D Shares	1,195,144,847	727,289,516	638,938,886
Class I Shares	3,152,490,284	1,411,088,265	263,714,422
Class Y Shares	520,894,001	3,458,398,719	956,311,546
	$4,914,551,078	$5,596,979,421	$1,858,964,854
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	46,020,486	154,180	—
Class B Shares	2,060	48,739	—
Class C Shares	—	—	—
Class D Shares	1,195,084,858	727,113,361	638,943,368
Class I Shares	3,152,567,342	1,411,214,994	263,755,993
Class Y Shares	520,889,366	3,458,501,145	956,295,126
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00	$—
Class B Shares (a)	$1.00	$1.00	$—
Class D Shares (a)	$1.00	$1.00	$1.00
Class I Shares	$1.00	$1.00	$1.00
Class Y Shares	$1.00	$1.00	$1.00
____________________

(a) Redemption Price per share varies by length of time shares are held.

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2014

		HSBC U.S.	HSBC
	HSBC Prime	Government	U.S. Treasury
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Investment Income:
Interest	$9,924,724	$4,044,279	$1,249,594
Total Investment Income	9,924,724	4,044,279	1,249,594

Expenses:
Investment Management	4,755,830	4,805,824	1,923,816
Advisory Services:
Operational Support - Class A Shares	44,351	257	—
Operational Support - Class B Shares	6	47	—
Operational Support - Class D Shares	1,254,870	1,021,381	376,140
Operational Support - Class Y Shares	574,158	2,808,340	999,424
Administration:
Class A Shares	22,421	129	—
Class B Shares	—	26	—
Class D Shares	634,537	515,667	190,199
Class I Shares	1,455,096	492,104	277,591
Class Y Shares	290,431	1,417,354	505,246
Distribution:
Class B Shares	42	365	—
Shareholder Servicing:
Class A Shares	177,407	1,027	4
Class B Shares	14	121	—
Class D Shares	3,137,198	2,553,470	940,356
Accounting	75,504	66,687	56,110
Compliance Services	110,637	106,998	46,938
Custodian	262,618	225,858	83,291
Printing	141,181	127,889	42,304
Professional	320,263	341,060	143,705
Transfer Agent	46,755	36,159	36,196
Trustee	364,302	380,741	164,290
Registration fees	64,194	65,352	55,526
Other	421,593	478,662	232,780
Total expenses before fee reductions	14,153,408	15,445,518	6,073,916
Fees voluntarily reduced/reimbursed by Investment Adviser	(2,691,318)	(9,211,788)	(3,714,610)
Fees voluntarily reduced by Administrator	(17,581)	(626,971)	(251,167)
Fees voluntarily reduced by Distributor	(42)	(365)	—
Fees voluntarily reduced by Shareholder Servicing Agent	(3,314,977)	(2,554,618)	(940,360)
Fees paid indirectly	(949)	(24,010)	(27,459)
Net Expenses	8,128,541	3,027,766	1,140,320

Net Investment Income	1,796,183	1,016,513	109,274

Net realized gains/(losses) from investments	3,685	37,784	24,736
Change In Net Assets Resulting From Operations	$1,799,868	$1,054,297	$134,010

See notes to financial statements.	HSBC FAMILY OF FUNDS	15

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC Prime		HSBC U.S. Government
	Money Market Fund		Money Market Fund
	Year ended	Year ended	Year ended	Year ended
	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013
Investment Activities:
Operations:
Net investment income	$1,796,183	$2,588,714	$1,016,513	$575,413
Net realized gains (losses) from investments	3,685	8,744	37,784	(86,858)
Change in net assets resulting from operations	1,799,868	2,597,458	1,054,297	488,555

Dividends:
Net investment income:
Class A Shares	(9,126)	(4,311)	(40)	(1,885)
Class B Shares	(2)	(4)	(10)	(6)
Class C Shares	—	(1)	—	—
Class D Shares	(252,975)	(145,852)	(218,907)	(62,841)
Class I Shares	(1,418,944)	(2,366,911)	(205,861)	(248,433)
Class Y Shares	(115,117)	(71,635)	(591,695)	(262,248)
Net realized gains:
Class A Shares	(42)	(78)	—	—
Class D Shares	(1,243)	(2,967)	—	—
Class I Shares	(9,297)	(7,143)	—	—
Class Y Shares	(575)	(1,258)	—	—
Change in net assets from shareholder dividends	(1,807,321)	(2,600,160)	(1,016,513)	(575,413)

Change in net assets resulting from
capital transactions	(84,796,567)	18,941,569	1,363,811,133	(760,210,896)
Change in net assets	(84,804,020)	18,938,867	1,363,848,917	(760,297,754)

Net Assets:
Beginning of period	4,999,355,098	4,980,416,231	4,233,130,504	4,993,428,258
End of period	$4,914,551,078	$4,999,355,098	$5,596,979,421	$4,233,130,504
Undistributed (distributions in excess of)
net investment income	$19	$—	$—	$—

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Prime		HSBC U.S. Government
	Money Market Fund		Money Market Fund
	Year ended	Year ended	Year ended	Year ended
	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013
CAPITAL TRANSACTIONS*:
Class A
Proceeds from shares issued	$9,041,523	$10,044,534	$67,819	$100,773,881
Dividends reinvested	254	149	40	385
Value of shares redeemed	(5,180,190)	(1,432,410)	(341,827)	(100,584,674)
Class A Shares capital transactions	3,861,587	8,612,273	(273,968)	189,592

Class B
Dividends reinvested	2	4	9	6
Value of shares redeemed	(26,152)	(13,118)	—	(27,646)
Class B Shares capital transactions	(26,150)	(13,114)	9	(27,640)

Class C
Proceeds from shares issued	—	373	—	—
Dividends reinvested	—	1	—	—
Value of shares redeemed	(2)	(6,130)	—	—
Class C Shares capital transactions	(2)	(5,756)	—	—

Class D
Proceeds from shares issued	3,840,328,913	5,119,755,763	3,358,282,437	2,284,815,817
Dividends reinvested	181,297	109,668	56,872	29,381
Value of shares redeemed	(3,933,440,467)	(5,135,614,581)	(3,301,950,708)	(2,228,438,235)
Class D Shares capital transactions	(92,930,257)	(15,749,150)	56,388,601	56,406,963

Class I
Proceeds from shares issued	22,241,726,280	26,195,455,773	11,154,518,735	10,153,237,542
Dividends reinvested	1,064,404	1,231,509	121,097	152,717
Value of shares redeemed	(22,211,352,195)	(26,101,317,973)	(10,900,453,771)	(10,869,649,354)
Class I Shares capital transactions	31,438,489	95,369,309	254,186,061	(716,259,095)

Class Y
Proceeds from shares issued	1,878,381,292	1,790,806,941	15,656,415,797	20,359,087,706
Dividends reinvested	111,082	66,154	589,217	259,866
Value of shares redeemed	(1,905,632,608)	(1,860,145,088)	(14,603,494,584)	(20,459,868,288)
Class Y Shares capital transactions	(27,140,234)	(69,271,993)	1,053,510,430	(100,520,716)
Change in net assets resulting from
capital transactions	$(84,796,567)	$18,941,569	$1,363,811,133	$(760,210,896)
____________________

* Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC U.S. Treasury
	Money Market Fund
	Year ended	Year ended
	October 31, 2014	October 31, 2013
Investment Activities:
Operations:
Net investment income	$109,274	$—
Net realized gains (losses) from investments	24,736	(37,989)
Change in net assets resulting from operations	134,010	(37,989)

Dividends:
Net investment income:
Class D Shares	(17,135)	—
Class I Shares	(30,899)	—
Class Y Shares	(61,240)	—
Change in net assets from shareholder dividends	(109,274)	—
Change in net assets resulting from capital transactions	(713,380,764)	198,372,690

Change in net assets	(713,356,028)	198,334,701

Net Assets:
Beginning of period	2,572,320,882	2,373,986,181
End of period	$1,858,964,854	$2,572,320,882
Undistributed (distributions in excess of) net investment income	$—	$—

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC U.S. Treasury
	Money Market Fund
	Year ended	Year ended
	October 31, 2014	October 31, 2013
CAPITAL TRANSACTIONS*:
Class A
Value of shares redeemed	$(5,091)	$—
Class A Shares capital transactions	(5,091)	—

Class B
Value of shares redeemed	—	(1,031)
Class B Shares capital transactions	—	(1,031)

Class D
Proceeds from shares issued	1,461,835,451	2,077,685,254
Dividends reinvested	10,599	—
Value of shares redeemed	(1,340,756,281)	(2,221,893,975)
Class D Shares capital transactions	121,089,769	(144,208,721)

Class I
Proceeds from shares issued	4,553,135,785	5,092,587,899
Dividends reinvested	21,831	—
Value of shares redeemed	(5,375,630,639)	(4,561,678,583)
Class I Shares capital transactions	(822,473,023)	530,909,316

Class Y
Proceeds from shares issued	1,277,728,090	1,876,855,817
Dividends reinvested	60,084	—
Value of shares redeemed	(1,289,780,593)	(2,065,182,691)
Class Y Shares capital transactions	(11,992,419)	(188,326,874)
Change in net assets resulting from capital transactions	$(713,380,764)	$198,372,690
____________________

* Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC PRIME MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2010	$1.00	$—	(c)	$—	$—	$—	$—	$—	$1.00	0.01	%(d)	$32,943		0.29%	0.01	%(d)	0.67%
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		27,763		0.26%	0.01%		0.68%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	0.01%		33,546		0.30%	0.01%		0.69%
Year Ended October 31, 2013	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		42,158		0.23%	0.01%		0.68%
Year Ended October 31, 2014	1.00	—	(c)	—	—	—	—	—	1.00	0.02%		46,020		0.19%	0.02%		0.69%
CLASS B SHARES
Year Ended October 31, 2010	$1.00	—	(c)	—	—	—	—	—	$1.00	0.01	%(d)	$226		0.29%	0.01	%(d)	1.27%
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		132		0.26%	0.01%		1.28%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	0.01%		41		0.29%	0.01%		1.29%
Year Ended October 31, 2013	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		28		0.24%	0.01%		1.28%
Year Ended October 31, 2014	1.00	—	(c)	—	—	—	—	—	1.00	0.02%		2		0.18%	0.02%		1.28%
CLASS C SHARES
Year Ended October 31, 2010	$1.00	—	(c)	—	—	—	—	—	$1.00	0.01	%(d)	$44		0.29%	0.01	%(d)	1.27%
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		6		0.25%	0.01%		1.28%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	0.06%		6		0.25%	0.06%		1.29%
Year Ended October 31, 2013	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		—	(e)	0.23%	0.07%		1.26%
Year Ended October 31, 2014(f)	1.00	—	(c)	—	—	—	—	—	1.00	—%		—		—%	—%		—%
CLASS D SHARES
Year Ended October 31, 2010	$1.00	—	(c)	—	—	—	—	—	$1.00	0.01	%(d)	$1,695,222		0.29%	0.01	%(d)	0.52%
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		1,591,614		0.26%	0.01%		0.53%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	0.01%		1,303,827		0.30%	0.01%		0.54%
Year Ended October 31, 2013	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		1,288,077		0.23%	0.01%		0.53%
Year Ended October 31, 2014	1.00	—	(c)	—	—	—	—	—	1.00	0.02%		1,195,145		0.19%	0.02%		0.54%
CLASS I SHARES
Year Ended October 31, 2010	$1.00	—	(c)	—	—	—	—	—	$1.00	0.14	%(d)	$4,679,632		0.17%	0.14	%(d)	0.17%
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.10%		4,309,346		0.17%	0.10%		0.18%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	0.14%		3,025,688		0.17%	0.14%		0.19%
Year Ended October 31, 2013	1.00	—	(c)	—	—	—	—	—	1.00	0.08%		3,121,056		0.17%	0.08%		0.18%
Year Ended October 31, 2014	1.00	—	(c)	—	—	—	—	—	1.00	0.05%		3,152,490		0.16%	0.05%		0.19%

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities				Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS Y SHARES
Year Ended October 31, 2010	$1.00	—	(c)	—	—	—	—	—	$1.00	0.05	%(d)	$1,107,571	0.26%	0.04%	(d)	0.27%
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		642,290	0.26%	0.02%		0.28%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	0.03%		617,308	0.28%	0.03%		0.29%
Year Ended October 31, 2013	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		548,035	0.23%	0.01%		0.28%
Year Ended October 31, 2014	1.00	—	(c)	—	—	—	—	—	1.00	0.02%		520,894	0.19%	0.02%		0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Calculated based on average shares outstanding.
(d)	During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 6 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(e)	Less than $500.
(f)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 213 days during the period. The net asset value reflected represents the last day the class had operations.
Amounts designated as “—“ are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)(b)	Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2010	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.02	%(c)	$25,926		0.23%	0.23%	0.01	%(c)	0.67%
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.01%		3,995		0.16%	0.16%	0.01%		0.68%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%		238		0.14%	0.15%	0.01%		0.69%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%		428		0.17%	0.17%	0.01%		0.68%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%		154		0.07%	0.07%	0.02%		0.69%
CLASS B SHARES
Year Ended October 31, 2010	$1.00	—	—	—	—	—	—	$1.00	0.02	%(c)	$88		0.22%	0.22%	0.01	%(c)	1.27%
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.01%		94		0.17%	0.17%	0.01%		1.28%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%		76		0.16%	0.16%	0.01%		1.29%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%		49		0.14%	0.14%	0.01%		1.28%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%		49		0.07%	0.07%	0.02%		1.28%
CLASS C SHARES
Year Ended October 31, 2010(d)	$1.00	—	—	—	—	—	—	$1.00	0.02	%(c)	$—	(e)	0.23%	0.23%	0.01	%(c)	1.27%
Year Ended October 31, 2011(f)	1.00	—	—	—	—	—	—	1.00	—%		—		—%	—%	—%		—%
Year Ended October 31, 2012(f)	1.00	—	—	—	—	—	—	1.00	—%		—		—%	—%	—%		—%
Year Ended October 31, 2013(f)	1.00	—	—	—	—	—	—	1.00	—%		—		—%	—%	—%		—%
Year Ended October 31, 2014(f)	1.00	—	—	—	—	—	—	1.00	—%		—		—%	—%	—%		—%
CLASS D SHARES
Year Ended October 31, 2010	$1.00	—	—	—	—	—	—	$1.00	0.02	%(c)	$922,510		0.22%	0.22%	0.02%		0.52%
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.01%		746,458		0.17%	0.17%	0.01%		0.53%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%		614,499		0.16%	0.16%	0.01%		0.54%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%		670,893		0.13%	0.13%	0.01%		0.53%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%		727,290		0.06%	0.06%	0.02%		0.54%
22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)(b)	Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS I SHARES
Year Ended October 31, 2010	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.08	%(c)	$5,100,891	0.16%	0.16%	0.07	%(c)	0.17%
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.03%		1,645,764	0.16%	0.16%	0.03%		0.18%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.02%		1,873,166	0.16%	0.16%	0.01%		0.19%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%		1,156,894	0.13%	0.13%	0.02%		0.18%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%		1,411,088	0.06%	0.06%	0.02%		0.19%
CLASS Y SHARES
Year Ended October 31, 2010	$1.00	—	—	—	—	—	—	$1.00	0.02	%(c)	$2,918,347	0.22%	0.22%	0.02	%(c)	0.27%
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.01%		1,711,397	0.17%	0.17%	0.01%		0.28%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%		2,505,448	0.17%	0.17%	0.01%		0.29%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%		2,404,867	0.13%	0.13%	0.01%		0.28%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%		3,458,399	0.06%	0.06%	0.02%		0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 6 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(d)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(e)	Less than $500.
(f)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.
Amounts designated as “—“ are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2010	$1.00	$—	(c)	$—	$—	$—	$—	$—	$1.00	0.01	%(d)	$32,973		0.14%	0.01	%(d)	0.67%
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		613		0.11%	0.01%		0.68%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	—%		5		0.05%	—%		0.70%
Year Ended October 31, 2013	1.00	—		—	—	—	—	—	1.00	—%		5		0.10%	—%		0.69%
Year Ended October 31, 2014(e)	1.00	—		—	—	—	—	—	1.00	—%		—		—%	—%		—%
CLASS C SHARES
Year Ended October 31, 2010(f)	$1.00	—	(c)	—	—	—	—	—	$1.00	0.01	%(d)	$—	(g)	0.13%	—	%(d)	1.27%
Year Ended October 31, 2011(h)	1.00	—	(c)	—	—	—	—	—	1.00	—%		—		—%	—%		—%
Year Ended October 31, 2012(h)	1.00	—		—	—	—	—	—	1.00	—%		—		—%	—%		—%
Year Ended October 31, 2013(h)	1.00	—		—	—	—	—	—	1.00	—%		—		—%	—%		—%
Year Ended October 31, 2014(h)	1.00	—		—	—	—	—	—	1.00	—%		—		—%	—%		—%
CLASS D SHARES
Year Ended October 31, 2010	$1.00	—	(c)	—	—	—	—	—	$1.00	0.01	%(d)	$726,244		0.14%	0.01	%(d)	0.52%
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		619,940		0.10%	0.01%		0.53%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	—%		662,063		0.08%	—%		0.54%
Year Ended October 31, 2013	1.00	—		—	—	—	—	—	1.00	—%		517,845		0.09%	—%		0.53%
Year Ended October 31, 2014	1.00	—		—	—	—	—	—	1.00	0.01%		638,939		0.06%	0.00%		0.54%
CLASS I SHARES
Year Ended October 31, 2010	$1.00	—	(c)	—	—	—	—	—	$1.00	0.01	%(d)	$1,379,042		0.13%	0.01	%(d)	0.17%
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		982,974		0.10%	0.01%		0.18%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	—%		555,287		0.08%	—%		0.19%
Year Ended October 31, 2013	1.00	—		—	—	—	—	—	1.00	—%		1,086,181		0.09%	—%		0.18%
Year Ended October 31, 2014	1.00	—		—	—	—	—	—	1.00	0.01%		263,714		0.06%	0.01%		0.19%

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities				Dividends				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS Y SHARES
Year Ended October 31, 2010	$1.00	—	(c)	—	—	—	—	—	$1.00	0.01	%(d)	$1,147,150	0.14%	0.01	%(d)	0.27%
Year Ended October 31, 2011	1.00	—	(c)	—	—	—	—	—	1.00	0.01%		999,521	0.09%	0.01%		0.28%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	—%		1,156,631	0.09%	—%		0.29%
Year Ended October 31, 2013	1.00	—		—	—	—	—	—	1.00	—%		968,290	0.09%	—%		0.28%
Year Ended October 31, 2014	1.00	—		—	—	—	—	—	1.00	0.01%		956,312	0.06%	0.01%		0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Calculated on average shares outstanding.
(d)	During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 6 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(e)	Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 201 days during the period. The net asset value reflected represents the last day the class had operations.
(f)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period. The net asset value reflected represents the last day the class had operations.
(g)	Less than $500.
(h)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.
Amounts designated as “—“ are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014

1. Organization:

The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2014, the Trust is composed of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (collectively the “Trusts”). The accompanying financial statements are presented for the following three funds (individually a “Fund,” collectively the “Funds”):

Fund	Short Name
HSBC Prime Money Market Fund	Prime Money Market Fund
HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Funds are authorized to issue seven classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares and Class Y Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. As of October 31, 2014, Class E Shares were not operational. Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

26       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Restricted and Illiquid Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. At October 31, 2014, all restricted securities held were deemed liquid.

Repurchase Agreements:

The Funds (except U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Master Repurchase Agreements (“MRA”) permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on, or prohibitions against, such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon bankruptcy or insolvency of the MRA counterparty, a Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There is potential for loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

Dividends to shareholders from net investment income, if any, are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

HSBC FAMILY OF FUNDS       27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets
●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

Investments in other money market funds are priced at net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended October 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

28       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

The following is a summary of the valuation inputs used as of October 31, 2014 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Fund:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Prime Money Market Fund
Investment Securities:
Certificates of Deposit	—	2,275,501,180	—	2,275,501,180
Commercial Paper and Notes	—	1,265,741,012	—	1,265,741,012
Corporate Obligations	—	269,770,611	—	269,770,611
Yankee Dollars	—	152,386,323	—	152,386,323
U.S. Treasury Obligations	—	25,016,549	—	25,016,549
Time Deposits	—	837,000,000	—	837,000,000
Total Investment Securities	—	4,825,415,675	—	4,825,415,675

U.S. Government Money Market Fund
Investment Securities:
U.S. Government and Government
Agency Obligations	—	3,496,577,021	—	3,496,577,021
U.S. Treasury Obligations	—	331,181,132	—	331,181,132
Repurchase Agreements	—	1,150,000,000	—	1,150,000,000
Total Investment Securities	—	4,977,758,153	—	4,977,758,153

U.S. Treasury Money Market Fund
Investment Securities:
U.S. Treasury Obligations	—	1,732,474,705	—	1,732,474,705
Total Investment Securities	—	1,732,474,705	—	1,732,474,705

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services as investment adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

Fund	Fee Rate(%)
Prime Money Market Fund	0.10
U.S. Government Money Market Fund	0.10
U.S. Treasury Money Market Fund	0.10

The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, Class I Shares. The Servicer is paid by the Investment Adviser from its profits and not by the Funds, for these services.

Administration:

HSBC also serves as Administrator to the Trusts. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fee is deemed to be class specific.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC. During the year ended October 31, 2014, Citi voluntarily reduced its sub-administration fees by $204,887.

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $294,367 for the year ended October 31, 2014, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. For the year ended October 31, 2014, Foreside, as Distributor, also received $178,373, $0 and $45,200 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $45, $0 and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively. Expenses reduced during the year ended October 31, 2014 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.”

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25%, 0.25% and 0.10% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares, Class D Shares and Class E Shares (expected to charge 0.05%) of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.85%, 1.00%, 1.00%, 0.50% and 0.10% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares, respectively. Expenses reduced during the year ended October 31, 2014 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.”

Fund Accounting and Transfer Agency:

Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums and reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services and money market fund reporting services.

Independent Trustees:

The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

HSBC FAMILY OF FUNDS       31

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

Fee Reductions:

The Investment Adviser has contractually agreed to limit through March 1, 2015 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of certain classes of the Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Contractual Expense Limitations(%)
Prime Money Market Fund	E	0.25	*
Prime Money Market Fund	I	0.20
U.S. Government Money Market Fund	E	0.25	*
U.S. Government Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	E	0.25	*
U.S. Treasury Money Market Fund	I	0.20
____________________

*	As of October 31, 2014, Class E Shares were not operational.

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. At October 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Funds in subsequent years.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the year ended October 31, 2014 are reflected on the Statements of Operations as “Fees paid indirectly,” as applicable.

5. Federal Income Tax Information:

At October 31, 2014, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

	Tax Cost ($)	Tax Unrealized Appreciation ($)	Tax Unrealized Depreciation ($)	Net Unrealized Appreciation/ (Depreciation) ($)*
Prime Money Market Fund	4,825,415,675	—	—	—
U.S. Government Money Market Fund	4,977,783,513	—	(25,360)	(25,360)
U.S. Treasury Money Market Fund	1,732,474,705	—	—	—
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

32       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

The tax character of dividends paid by the Funds as of the tax year ended October 31, 2014 was as follows:

	Dividends paid from
	Ordinary Income ($)	Net Long Term Capital Gains ($)	Total Taxable Dividends ($)	Tax Exempt Distributions ($)	Total Dividends Paid ($)(1)
Prime Money Market Fund	1,861,766	—	1,861,766	—	1,861,766
U.S. Government Money Market Fund	1,021,643	—	1,021,643	—	1,021,643
U.S. Treasury Money Market Fund	109,274	—	109,274	—	109,274

The tax character of dividends paid by the Funds as of the tax year ended October 31, 2013 was as follows:

	Dividends paid from
	Ordinary Income ($)	Net Long Term Capital Gains ($)	Total Taxable Dividends ($)	Tax Exempt Distributions ($)	Total Dividends Paid ($)(1)
Prime Money Market Fund	2,947,993	148	2,948,141	—	2,948,141
U.S. Government Money Market Fund	619,866	—	619,866	—	619,866
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income ($)	Undistributed Tax Exempt Income ($)	Undistributed Long Term Capital Gains ($)	Accumulated Earnings ($)	Dividends Payable ($)	Accumulated Capital and Other Losses ($)	Unrealized Appreciation/ (Depreciation) ($)	Total Accumulated Earnings/ (Deficit) ($)
Prime Money Market Fund	44,570	—	—	44,570	(43,279)	—	—	1,291
U.S. Government Money
Market Fund	34,584	—	—	34,584	(34,584)	(27,280)	(25,360)	(52,640)
U.S. Treasury Money
Market Fund	—	—	—	—	—	(24,663)	—	(24,663)

As of the tax year ended October 31, 2014, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount ($)	Long Term Amount ($)	Total ($)
U.S. Government Money Market Fund	25,111	2,169	27,280
U.S. Treasury Money Market Fund	13,253	11,410	24,663

HSBC FAMILY OF FUNDS       33

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

6. Legal and Regulatory Matters:

On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act that currently govern the operations of the Funds. The majority of these amendments, except for certain disclosure enhancements, will not take effect until October 2016. A significant change resulting from these amendments is a requirement that institutional (i.e., not retail as defined in the amendments) prime, including institutional municipal money market funds, transact fund shares based on a market-based net asset value (NAV) per share, although other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among other requirements, the amendments also will permit a money market fund or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact on the Funds, including potential effects on each Fund’s operations and returns.

7. Change in Auditor (Unaudited):

On December 16, 2014, the Board of Trustees of the Trusts, upon the recommendation of the Audit Committee of the Board of Trustees, determined not to retain KPMG LLP (“KPMG”) and approved a change of the Funds’ independent registered public accounting firm to PricewaterhouseCoopers LLP (“PwC”) for the fiscal year ending October 31, 2015. For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended October 31, 2014 and October 31, 2013, and through December 23, 2014 (the date of KPMG’s audit opinion on the October 31, 2014 financial statements), there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the Funds fiscal years ended October 31, 2014 and October 31, 2013, and the interim period ended December 23, 2014, neither the Registrant nor anyone on its behalf consulted PwC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

8. Subsequent Events:

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

34       HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
HSBC Funds:

We have audited the accompanying statements of assets and liabilities of HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2014

HSBC FAMILY OF FUNDS       35

HSBC INVESTOR FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2014 (Unaudited)

     During the year ended October 31, 2014, the following Fund declared capital gain distributions:

	Short Term Capital Gain	Long Term Capital Gain
	Distributions ($)	Distributions ($)
Prime Money Market Fund	11,157	—

     During the year ended October 31, 2014, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest Income (%)
Prime Money Market Fund	100.00
U.S. Government Money Market Fund	100.00
U.S. Treasury Money Market Fund	100.00

36       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2014 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Prime Money Market Fund	Class A Shares	1,000.00	1,000.20	0.91	0.18%
	Class B Shares	1,000.00	1,000.20	0.91	0.18%
	Class C Shares**	1,000.00	1,000.00	0.00	0.00%
	Class D Shares	1,000.00	1,000.20	0.91	0.18%
	Class I Shares	1,000.00	1,000.30	0.76	0.15%
	Class Y Shares	1,000.00	1,000.20	0.91	0.18%
U.S. Government Money
Market Fund	Class A Shares	1,000.00	1,000.10	0.25	0.05%
	Class B Shares	1,000.00	1,000.20	0.25	0.05%
	Class D Shares	1,000.00	1,000.20	0.25	0.05%
	Class I Shares	1,000.00	1,000.20	0.25	0.05%
	Class Y Shares	1,000.00	1,000.20	0.25	0.05%
U.S. Treasury Money
Market Fund	Class D Shares	1,000.00	1,000.10	0.20	0.04%
	Class I Shares	1,000.00	1,000.10	0.20	0.04%
	Class Y Shares	1,000.00	1,000.10	0.20	0.04%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).
**	Information shown reflects values using the expense ratio and rate of return for the period May 1, 2014 to June 1, 2014 (number of operational days in period).

HSBC FAMILY OF FUNDS       37

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2014 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Prime Money Market Fund	Class A Shares	1,000.00	1,024.30	0.92	0.18%
	Class B Shares	1,000.00	1,024.30	0.92	0.18%
	Class C Shares	1,000.00	1,024.30	0.92	0.18%
	Class D Shares	1,000.00	1,024.30	0.92	0.18%
	Class I Shares	1,000.00	1,024.45	0.77	0.15%
	Class Y Shares	1,000.00	1,024.30	0.92	0.18%
U.S. Government Money Market
Fund	Class A Shares	1,000.00	1,024.95	0.26	0.05%
	Class B Shares	1,000.00	1,024.95	0.26	0.05%
	Class D Shares	1,000.00	1,024.95	0.26	0.05%
	Class I Shares	1,000.00	1,024.95	0.26	0.05%
	Class Y Shares	1,000.00	1,024.95	0.26	0.05%
U.S. Treasury Money
Market Fund	Class D Shares	1,000.00	1,025.00	0.20	0.04%
	Class I Shares	1,000.00	1,025.00	0.20	0.04%
	Class Y Shares	1,000.00	1,025.00	0.20	0.04%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund's annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

38       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	22	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member of Dresdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998 – 2000)	22	Trustee, Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2008 to present	Private Investor (2000-present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	22	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003-2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	22	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 69	Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	22	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 51	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), 2008-2011; Client Service, Business Development and Marketing Group, FFTW (1999-2008)	22	None
____________________

*	Includes the HSBC Funds, the HSBC Advisor Funds Trust and the HSBC Portfolios.

HSBC FAMILY OF FUNDS       39

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 56	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 55	Treasurer	One year; 2014 to present	Senior Vice President, Citi (2010 - present); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial & Operations Principal, GE Asset Management Inc. (2005 – 2010)

HEATHER MELITO-DEZAN* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 37	Secretary	One year; 2014 to present	Assistant Vice President, Regulatory Administration, Citi (2013 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 55	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Rhodes, Ms. Melito-Dezan, and Mr. Schmidt also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

40       HSBC FAMILY OF FUNDS

Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     Each Fund will disclose on its website at www.investorfunds.us.hsbc.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, each Fund will file with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Funds’ Forms N-MFP will be available on the Commission’s website at http://www.sec.gov, on a delayed basis, and the Funds’ website will also contain a link to these filings.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS      41

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A	ARE NOT	ARE NOT
BANK DEPOSIT	FDIC	INSURED BY
OR OBLIGATION	INSURED	ANY FEDERAL
OF THE BANK		GOVERNMENT
OR ANY OF ITS		AGENCY
AFFILIATES
ARE NOT GUARANTEED BY		MAY LOSE
THE BANK OR ANY OF ITS		VALUE
AFFILIATES

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-MMF-1214	12/14

HSBC Global Asset Management (USA) Inc.

HSBC World Selection™ Funds
Annual Report
October 31, 2014

WORLD SELECTION FUNDS	Class A	Class B	Class C
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX
Conservative Strategy Fund	HACGX	HBCGX	HCCGX
Income Strategy Fund	HINAX	HINBX	HINCX

HSBC World Selection Funds
Annual Report - October 31, 2014

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	14

Schedules of Portfolio Investments
Aggressive Strategy Fund	15
Balanced Strategy Fund	16
Moderate Strategy Fund	17
Conservative Strategy Fund	18
Income Strategy Fund	19
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	28
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	42
Other Federal Income Tax Information	43
Table of Shareholder Expenses	44

HSBC Portfolios
Portfolio Composition	46

Schedules of Portfolio Investments
HSBC Growth Portfolio	47
HSBC Opportunity Portfolio	49
Statements of Assets and Liabilities	51
Statements of Operations	52
Statements of Changes in Net Assets	53
Financial Highlights	54
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	60
Investment Adviser Contract Approval	61
Table of Shareholder Expenses	63
Board of Trustees and Officers	64
Other Information	66

The World Selection Funds (the “Funds”) are “fund of funds” which aim to provide superior risk adjusted returns relative to a single asset class investment over the long term by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Funds may also purchase or hold exchange traded notes (“ETNs”). The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving their objectives. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet longer term investment goals.

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of USD-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is an unmanaged market value-weighted index of public obligations of the U.S. Treasury with maturities of three months.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the U.S. and Canada).

Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 23 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Morgan Stanley Capital International All Country World Index (“MSCI ACWI Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E Ratio means high projected earnings in the future.

Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The United States posted strong results for the 12-month period between November 1, 2013 and October 31, 2014. Healthy corporate profits and an improving employment picture helped drive strong economic growth in the U.S. and push equity markets to record highs. A different story played out globally, however, with the economies of Japan, China, and the eurozone struggling against significant economic headwinds. Geopolitical turmoil, particularly in the Ukraine and the Middle East, also weighed on global markets. The U.S. economy was one of the few economic bright spots for the period.

Equity markets benefited from the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%. Fears of a premature end to the Fed’s stimulus efforts led to some market volatility early in the period. The Fed Chairman Janet Yellen, who succeeded Ben Bernanke in February, eased those fears after suggesting that any increase in rates would be measured. Investors were reassured by the Fed’s plan to gradually phase out its large-scale bond-buying program by the end of October.

Despite the strong growth, the U.S. economy faced a number of economic headwinds during the period, including a loss of momentum in the housing market recovery, continued weakness in wage growth, and a harsh winter that contributed to a decline in U.S. gross domestic product1 (“GDP”) growth in the first quarter of 2014.

Economic indicators weakened during the first quarter of 2014, which dragged on markets and essentially erased equity gains from earlier in the period. Markets bounced back enough to post modest gains for the first half of the period, through April 30, 2014, however. The muted market response was a result of data showing slowed growth in manufacturing activity, meager improvements in the labor market and poor retail sales. The culmination of the negative indicators came with news that the U.S. economy had shrunk significantly during the first quarter of 2014—contracting at a 2.1% annualized rate.

GDP growth rebounded strongly in the second and third quarters of 2014, posting annualized growth rates of 4.6% and 3.9%, respectively. Economic conditions improved for the second half of the 12-month period as data showed significant improvements in retail sales, home sales, job growth, industrial output and consumer confidence. Progress in these areas generally continued through the end of the period, though important signs of economic weakness remained, such as a slowing rate of home price increases and lower-than-expected job growth. In particular, a large number of workers remain underemployed and reliant on part-time and lower paying jobs.

Outside of the U.S., developed economies faced major economic challenges. Japanese markets experienced volatility as the nation’s central bank pushed forward a plan to revive its economy. A steep increase in Japan’s consumption tax last spring dealt a severe economic blow, leading to a 1.8% decrease in GDP growth for the second quarter of 2014. Economic growth in eurozone economies also slowed dramatically due to high unemployment, decreasing industrial production and other disappointing economic indicators.

Economic conditions deteriorated in many emerging markets during the period. The leading drivers of those declines included geopolitical instability and concerns that tighter monetary policy in the U.S. would negatively impact emerging economies. China’s economy experienced a dramatic slowdown as a slumping real estate market and weak demand led to its lowest level of GDP growth in five years. While not unexpected, the slowdown in China acted as a drag on global economic growth. Meanwhile, Russia’s annexation of Ukraine’s Crimea region created much uncertainty in global markets. Western sanctions and a plummet in the value of the ruble contributed to substantial losses for Russian stocks.

Market Review

The period began with strong gains for U.S. equities. This climb continued through the end of 2013 only to give way to a market sell-off in late January 2014 that was triggered by slowing growth in emerging markets. The prospect of higher interest rates and declining global liquidity fed fears that slowing global economic growth could put a drag on U.S. markets. Robust corporate earnings in the U.S. helped stocks reverse directions in the following months, and positive economic data on housing, manufacturing and employment helped sustain the momentum. Broad market indices posted gains during each quarter of the period. Price-to-Earnings1 ratios also rose throughout the period, as investors grew more confident about the economic outlook.

U.S. small- and mid-cap stocks underperformed large-cap stocks during the period, and emerging markets equities slightly outpaced those of developed economies. The Russell 2000® Index1 of small-company stocks returned 8.06% during the 12 months through October 31, 2014, while the Russell 1000® Index1 returned 16.78%. The MSCI EM Index1 returned 0.98%, while the MSCI World Index returned 9.25%.

Stocks in many developed economies remained largely flat, with the U.S. being a notable exception. Equities in both Japan and Europe ended the 12-month period essentially where they had been at its start. The MSCI EAFE Index1 of international stocks in developed markets posted a -0.17% return. In the U.S., the S&P 500 Index1 of large-company stocks returned 17.27%. Each of the 10 sectors of the index shared in those gains.

Fixed-income markets made modest gains during the period. The yield curve flattened due to expectations that the Fed would move to raise interest rates, and over broader concerns about the health of the global economy. The expectation that short-term rates would soon rise created upward pressure on short-term bond yields.

Meanwhile, the slowdown in major global economies generally made the U.S. economy more attractive to risk-averse investors, which drove up prices on U.S. long-term bonds and caused yields to drop. The flight to quality also led to a strengthening of the U.S. dollar. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 4.14% for the 12-month period ended October 2014, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 5.82%.

Fixed-income markets in Europe rallied throughout the period, fueled by the European Central Bank’s bond-buying program and its efforts to lower interest rates. The Barclay’s Euro Aggregate Bond Index returned 8.80%. Emerging markets bonds also ended the period significantly higher as the J.P. Morgan Emerging Markets Bond Index Global returned 7.20%.

1       For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views. The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets. For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 6.64% (without sales charge) for the Class A Shares for the year ended October 31, 2014. That compared to a 17.27% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2014: the MSCI EAFE Index1 (-0.17% total return), Barclays U.S. Aggregate Bond Index1 (4.14% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (5.85% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.04% total return).

Strategy Changes

In August, we made a change to the Fund’s asset allocation strategy. Previously, we made equity and fixed-income weightings within the portfolio on a regional basis, and updated them annually. Following the August strategy change, those allocation decisions are made at a global level, guided by global indices such as the MSCI ACWI Index1, and are updated quarterly. We believe the strategy shift will better allow the Fund to take advantage of strategic opportunities in certain regions.

Portfolio Performance

Despite a challenging first quarter in 2014, the U.S. posted strong economic results during the 12 months through October 31, 2014. Overall, U.S. stocks performed well in that environment. Late in the period, stocks experienced increased volatility as investors grew concerned about the Fed’s decision to end its quantitative easing efforts. However, strong economic results helped fuel a rally among stocks to close out the period. U.S. equities outperformed other developed equity markets, as international economies faced considerable headwinds during the period. Japan and the eurozone continued to struggle with weak economic growth. Unrest in the Middle East and the Ukraine also dragged on global markets.

Global bond yields remained low throughout the 12 months under review. Fixed-income markets also experienced volatility late in the period amid uncertainty about the end of the Fed’s quantitative easing efforts and questions about when the Fed would raise interest rates. However, the Fed maintained interest rates at historic lows through the end of the period.

The Fund benefited from its exposure to U.S. equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit of the strong performance of U.S. stocks. At the same time, the Fund performed better than some of its reference indices, including the Barclays U.S. Aggregate Bond Index.†

Early in the period, a preference for large-cap U.S. stocks over small- to mid-cap stocks helped boost returns prior to the shift in allocation strategy.†

In the Fund’s fixed-income holdings, a preference for credit over U.S. government bonds added to absolute performance, as yields on the short end of the yield curve rose. The Fund also benefited from its exposure to U.S.-dollar-denominated emerging markets debt, which outperformed domestic government bonds.†

The Fund’s absolute performance was hurt by a position in non-U.S. developed equities, which underperformed U.S. equities. An elevated exposure to cash in the months following the shift in allocation strategy also detracted from performance.†

Early in the period, the Fund had exposure to property, private equity, commodities, and absolute return investments. Following the shift in allocation strategy, the Fund held only property investments in its alternative investment holdings. The position in property contributed to relative performance throughout the period.†

†       Portfolio composition is subject to change.
1       For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2014	Date	Year	Year	Inception		Gross	Net
Aggressive Strategy Fund Class A1	2/14/05	1.30	9.55	5.77		2.13	2.13
Aggressive Strategy Fund Class B2	2/9/05	1.92	9.86	5.86		2.88	2.88
Aggressive Strategy Fund Class C3	6/9/05	4.90	9.87	6.12		2.88	2.88
S&P 500 Index[5]	—	17.27	16.69	7.80	[6]	N/A	N/A
MSCI EAFE Index[5]	—	-0.17	7.00	5.46	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	4.14	4.22	4.62	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	5.85	10.26	7.98	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.07	1.49	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 9, 2005 to October 31, 2014.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
Balanced Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views. The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 6.07% (without sales charge) for the Class A Shares for the year ended October 31, 2014. That compared to a 17.27% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2014: the MSCI EAFE Index1 (-0.17% total return), Barclays U.S. Aggregate Bond Index1 (4.14% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (5.85% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.04% total return).

Strategy Changes

In August, we made a change to the Fund’s asset allocation strategy. Previously, we made equity and fixed-income weightings within the portfolio on a regional basis, and updated them annually. Following the August strategy change, those allocation decisions are made at a global level, guided by global indices such as the MSCI ACWI Index1, and are updated quarterly. We believe the strategy shift will better allow the Fund to take advantage of strategic opportunities in certain regions.

Portfolio Performance

Despite a challenging first quarter in 2014, the U.S. posted strong economic results during the 12 months through October 31, 2014. Overall, U.S. stocks performed well in that environment. Late in the period, stocks experienced increased volatility as investors grew concerned about the Fed’s decision to end its quantitative easing efforts. However, strong economic results helped fuel a rally among stocks to close out the period. U.S. equities outperformed other developed equity markets, as international economies faced considerable headwinds during the period. Japan and the eurozone continued to struggle with weak economic growth. Unrest in the Middle East and the Ukraine also dragged on global markets.

Global bond yields remained low throughout the 12 months under review. Fixed-income markets also experienced volatility late in the period amid uncertainty about the end of the Fed’s quantitative easing efforts and questions about when the Fed would raise interest rates. However, the Fed maintained interest rates at historic lows through the end of the period.

The Fund benefited from its exposure to U.S. equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit of the strong performance of U.S. stocks.†

Early in the period, a preference for large-cap U.S. stocks over small- to mid-cap stocks helped boost returns prior to the shift in allocation strategy.

In the Fund’s fixed-income holdings, a preference for credit over U.S. government bonds added to absolute performance, as yields on the short end of the yield curve rose. The Fund also benefited from its exposure to U.S.-dollar-denominated emerging markets debt, which outperformed domestic government bonds.†

The Fund’s absolute performance was hurt by a position in non-U.S. developed equities, which underperformed U.S. equities. An elevated exposure to cash in the months following the shift in allocation strategy also detracted from performance.†

Early in the period, the Fund had exposure to property, private equity, commodities, and absolute return investments. Following the shift in allocation strategy, the Fund held only property investments in its alternative investment holdings. The position in property contributed to relative performance throughout the period.†

†       Portfolio composition is subject to change.
1       For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Balanced Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2014	Date	Year	Year	Inception		Gross	Net
Balanced Strategy Fund Class A1	2/8/05	0.75	8.77	5.72		1.70	1.70
Balanced Strategy Fund Class B2	2/1/05	1.42	9.08	5.89		2.45	2.45
Balanced Strategy Fund Class C3	4/27/05	4.35	9.08	6.16		2.45	2.45
S&P 500 Index[5]	—	17.27	16.69	7.81	[6]	N/A	N/A
MSCI EAFE Index[5]	—	-0.17	7.00	5.44	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	4.14	4.22	4.68	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	5.85	10.26	8.06	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.07	1.48	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 1, 2005 to October 31, 2014.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
Moderate Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views. The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 5.21% (without sales charge) for the Class A Shares for the year ended October 31, 2014. That compared to a 4.14% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2014: the S&P 500 Index1 (17.27% total return), MSCI EAFE Index1 (-0.17% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (5.85% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.04% total return).

Strategy Changes

In August, we made a change to the Fund’s asset allocation strategy. Previously, we made equity and fixed-income weightings within the portfolio on a regional basis, and updated them annually. Following the August strategy change, those allocation decisions are made at a global level, guided by global indices such as the MSCI ACWI Index1, and are updated quarterly. We believe the strategy shift will better allow the Fund to take advantage of strategic opportunities in certain regions.

Portfolio Performance

Despite a challenging first quarter in 2014, the U.S. posted strong economic results during the 12 months through October 31, 2014. Overall, U.S. stocks performed well in that environment. Late in the period, stocks experienced increased volatility as investors grew concerned about the Fed’s decision to end its quantitative easing efforts. However, strong economic results helped fuel a rally among stocks to close out the period. U.S. equities outperformed other developed equity markets, as international economies faced considerable headwinds during the period. Japan and the eurozone continued to struggle with weak economic growth. Unrest in the Middle East and the Ukraine also dragged on global markets.

Global bond yields remained low throughout the 12 months under review. Fixed-income markets also experienced volatility late in the period amid uncertainty about the end of the Fed’s quantitative easing efforts and questions about when the Fed would raise interest rates. However, the Fed maintained interest rates at historic lows through the end of the period.

The Fund benefited from its exposure to U.S. equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit of the strong performance of U.S. stocks.†

Early in the period, a preference for large-cap U.S. stocks over small- to mid-cap stocks helped boost returns prior to the shift in allocation strategy.†

In the Fund’s fixed-income holdings, a preference for credit over U.S. government bonds added to absolute performance, as yields on the short end of the yield curve rose. The Fund also benefited from its exposure to U.S.-dollar-denominated emerging markets debt, which outperformed domestic government bonds.†

The Fund’s absolute performance was hurt by a position in non-U.S. developed equities, which underperformed U.S. equities. An elevated exposure to cash in the months following the shift in allocation strategy also detracted from performance.†

Early in the period, the Fund had exposure to property, private equity, commodities, and absolute return investments. Following the shift in allocation strategy, the Fund held only property investments in its alternative investment holdings. The position in property contributed to relative performance throughout the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Moderate Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2014	Date	Year	Year	Inception		Gross	Net
Moderate Strategy Fund Class A1	2/3/05	-0.07	7.37	5.00		1.76	1.76
Moderate Strategy Fund Class B2	2/1/05	0.46	7.68	5.13		2.51	2.51
Moderate Strategy Fund Class C3	6/9/05	3.47	7.67	5.14		2.51	2.51
Barclays U.S. Aggregate Bond Index[5]	—	4.14	4.22	4.68	[6]	N/A	N/A
S&P 500 Index[5]	—	17.27	16.69	7.81	[6]	N/A	N/A
MSCI EAFE Index[5]	—	-0.17	7.00	5.44	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	5.85	10.26	8.06	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.07	1.48	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 1, 2005 to October 31, 2014.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS        9

Portfolio Reviews (Unaudited)
Conservative Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views. The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 4.32% (without sales charge) for the Class A Shares for the year ended October 31, 2014. That compared to an 4.14% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2014: the S&P 500 Index1 (17.27% total return), MSCI EAFE Index1 (-0.17% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (5.85% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.04% total return).

Strategy Changes

In August, we made a change to the Fund’s asset allocation strategy. Previously, we made equity and fixed-income weightings within the portfolio on a regional basis, and updated them annually. Following the August strategy change, those allocation decisions are made at a global level, guided by global indices such as the MSCI ACWI Index1, and are updated quarterly. We believe the strategy shift will better allow the Fund to take advantage of strategic opportunities in certain regions.

Portfolio Performance

Despite a challenging first quarter in 2014, the U.S. posted strong economic results during the 12 months through October 31, 2014. Overall, U.S. stocks performed well in that environment. Late in the period, stocks experienced increased volatility as investors grew concerned about the Fed’s decision to end its quantitative easing efforts. However, strong economic results helped fuel a rally among stocks to close out the period. U.S. equities outperformed other developed equity markets, as international economies faced considerable headwinds during the period. Japan and the eurozone continued to struggle with weak economic growth. Unrest in the Middle East and the Ukraine also dragged on global markets.

Global bond yields remained low throughout the 12 months under review. Fixed-income markets also experienced volatility late in the period amid uncertainty about the end of the Fed’s quantitative easing efforts and questions about when the Fed would raise interest rates. However, the Fed maintained interest rates at historic lows through the end of the period.

The Fund benefited from its exposure to U.S. equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit of the strong performance of U.S. stocks.†

In the Fund’s fixed-income holdings, a preference for credit over U.S. government bonds added to absolute performance, as yields on the short end of the yield curve rose. The Fund also benefited from its exposure to U.S.-dollar-denominated emerging markets debt, which outperformed domestic government bonds.†

The Fund’s absolute performance was hurt by a position in non-U.S. developed equities, which underperformed U.S. equities. An elevated exposure to cash in the months following the shift in allocation strategy also detracted from performance.†

Early in the period, the Fund had exposure to property, private equity, commodities, and absolute return investments. Following the shift in allocation strategy, the Fund held only property investments in its alternative investment holdings. The position in property contributed to relative performance throughout the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Conservative Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2014	Date	Year	Year	Inception		Gross	Net
Conservative Strategy Fund Class A1	2/23/05	-0.92	5.80	4.23		1.94	1.94
Conservative Strategy Fund Class B2	2/17/05	-0.42	6.11	4.26		2.69	2.69
Conservative Strategy Fund Class C3	4/19/05	2.48	6.11	4.69		2.69	2.69
Barclays U.S. Aggregate Bond Index[5]	—	4.14	4.22	4.70	[6]	N/A	N/A
S&P 500 Index[5]	—	17.27	16.69	7.73	[6]	N/A	N/A
MSCI EAFE Index[5]	—	-0.17	7.00	5.19	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	5.85	10.26	7.97	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.07	1.49	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 17, 2005 to October 31, 2014.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
Income Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Income Strategy Fund (the “Fund”) is a “fund of funds” which primarily seeks current income and secondarily seeks to provide long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views. The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 3.69% (without sales charge) for the Class A Shares for the year ended October 31, 2014. That compared to a 4.14% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2014: the S&P 500 Index1 (17.27% total return), MSCI EAFE index (-0.17% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (5.85% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.04% total return).

Strategy Changes

In August, we made a change to the Fund’s asset allocation strategy. Previously, we made equity and fixed-income weightings within the portfolio on a regional basis, and updated them annually. Following the August strategy change, those allocation decisions are made at a global level, guided by global indices such as the MSCI ACWI Index1, and are updated quarterly. We believe the strategy shift will better allow the Fund to take advantage of strategic opportunities in certain regions.

Portfolio Performance

Despite a challenging first quarter in 2014, the U.S. posted strong economic results during the 12 months through October 31, 2014. Overall, U.S. stocks performed well in that environment. Late in the period, stocks experienced increased volatility as investors grew concerned about the Fed’s decision to end its quantitative easing efforts. However, strong economic results helped fuel a rally among stocks to close out the period. U.S. equities outperformed other developed equity markets, as international economies faced considerable headwinds during the period. Japan and the eurozone continued to struggle with weak economic growth. Unrest in the Middle East and the Ukraine also dragged on global markets.

Global bond yields remained low throughout the 12 months under review. Fixed-income markets also experienced volatility late in the period amid uncertainty about the end of the Fed’s quantitative easing efforts and questions about when the Fed would raise interest rates. However, the Fed maintained interest rates at historic lows through the end of the period.

The Fund benefited from its exposure to U.S. equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit of the strong performance of U.S. stocks.†

In the Fund’s fixed-income holdings, a preference for credit over U.S. government bonds added to absolute performance, as yields on the short end of the yield curve rose. The Fund also benefited from its exposure to U.S.-dollar-denominated emerging markets debt, which outperformed domestic government bonds.†

The Fund’s absolute performance was hurt by a position in non-U.S. developed equities, which underperformed U.S. equities. An elevated exposure to cash in the months following the shift in allocation strategy also detracted from performance.†

Early in the period, the Fund had exposure to property, private equity, commodities, and absolute return investments. Following the shift in allocation strategy, the Fund held only property investments in its alternative investment holdings. The position in property contributed to relative performance throughout the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Income Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	Since
As of October 31, 2014	Date	Year	Inception		Gross	Net
Income Strategy Fund Class A1	3/20/12	-1.27	2.39		14.42	2.28
Income Strategy Fund Class B2	3/20/12	-1.07	2.81		15.17	3.03
Income Strategy Fund Class C3	3/20/12	1.93	3.49		15.17	3.03
Barclays U.S. Aggregate Bond Index[5]	—	4.14	2.86	[6]	N/A	N/A
S&P 500 Index[5]	—	17.27	17.30	[6]	N/A	N/A
MSCI EAFE Index[5]	—	-0.17	9.55	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	5.85	8.51	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.06	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period March 20, 2012 to October 31, 2014.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews
Portfolio Composition*
October 31, 2014 (Unaudited)

HSBC Aggressive Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Global Equity	92.8
Alternatives	5.2
Cash	2.0
Total	100.0

HSBC Balanced Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Global Equity	71.7
Fixed Income	21.1
Alternatives	5.2
Cash	2.0
Total	100.0

HSBC Moderate Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Global Equity	47.2
Fixed Income	45.6
Alternatives	5.2
Cash	2.0
Total	100.0

HSBC Conservative Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	68.0
Global Equity	26.8
Alternatives	3.2
Cash	2.0
Total	100.0

HSBC Income Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	77.2
Global Equity	21.3
Cash	1.5
Total	100.0
____________________

*	Portfolio composition is subject to change.

14       HSBC FAMILY OF FUNDS

HSBC AGGRESSIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2014

Affiliated Investment Company—2.0%

	Shares	Value ($)
HSBC Prime Money Market Fund,
Class I Shares, 0.04% (a)	357,358	357,358
TOTAL AFFILIATED INVESTMENT
COMPANY (COST $357,358)		357,358

Unaffiliated Investment Companies—62.2%

Vanguard 500 Index Fund,
Retail Shares	30,258	5,640,653
Vanguard FTSE All World ex-U.S. Index
Fund, Retail Shares	178,038	5,442,630
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $11,048,584)		11,083,283

Exchange Traded Funds—35.9%

PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio	51,296	2,138,017
PowerShares FTSE RAFI Emerging
Markets Portfolio	27,191	550,074
PowerShares FTSE RAFI
U.S. 1000 Portfolio	31,124	2,791,200
SPDR Dow Jones Global Real
Estate ETF	19,313	919,492
TOTAL EXCHANGE TRADED
FUNDS (COST $6,448,523)		6,398,783
TOTAL INVESTMENT
SECURITIES—100.1%
(COST $17,854,465)		17,839,424
____________________

Percentages indicated are based on net assets of $17,819,524.
(a) The rate represents the annualized one-day yield that was in effect on October 31, 2014.
ETF - Exchange Traded Fund SPDR - Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC BALANCED STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2014

Affiliated Investment Companies—11.9%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	227,033	2,358,877
HSBC Emerging Markets Local Debt
Fund, Class I Shares	264,328	2,275,867
HSBC Prime Money Market Fund,
Class I Shares, 0.04% (a)	942,118	942,118
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $5,660,192)		5,576,862

Unaffiliated Investment Companies—53.1%

Columbia High Yield Bond Fund,
Class Z Shares	798,409	2,395,228
Vanguard 500 Index Fund,
Retail Shares	61,161	11,401,584
Vanguard FTSE All World ex-U.S.
Index Fund, Retail Shares	366,157	11,193,410
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $24,834,639)		24,990,222

Exchange Traded Funds—35.2%

iShares iBoxx $ Investment Grade
Corporate Bond	24,674	2,944,595
PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio	104,219	4,343,848
PowerShares FTSE RAFI
Emerging Markets Portfolio	56,945	1,151,997
PowerShares FTSE RAFI
U.S. 1000 Portfolio	63,310	5,677,641
SPDR Dow Jones Global Real
Estate ETF	50,972	2,426,777
TOTAL EXCHANGE TRADED
FUNDS (COST $16,628,716)		16,544,858
TOTAL INVESTMENT
SECURITIES—100.2%
(COST $47,123,547)		47,111,942
____________________

Percentages indicated are based on net assets of $47,015,408.
(a) The rate represents the annualized one-day yield that was in effect on October 31, 2014.
ETF - Exchange Traded Fund SPDR - Standard & Poor’s Depositary Receipt

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC MODERATE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2014

Affiliated Investment Companies—11.9%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	206,194	2,142,360
HSBC Emerging Markets Local
Debt Fund, Class I Shares	241,072	2,075,630
HSBC Prime Money Market Fund,
Class I Shares, 0.04% (a)	855,338	855,338
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $5,188,290)		5,073,328

Unaffiliated Investment Companies—36.6%

Columbia High Yield Bond Fund,
Class Z Shares	725,054	2,175,162
Vanguard 500 Index Fund,
Retail Shares	36,536	6,811,093
Vanguard FTSE All World ex-U.S.
Index Fund, Retail Shares	216,655	6,623,147
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $15,465,058)		15,609,402

Exchange Traded Funds—51.8%

iShares 1-3 Year Treasury Bond ETF	7,925	671,248
iShares 20+ Year Treasury Bond ETF	1,404	167,427
iShares 3-7 Year Treasury Bond ETF	5,665	693,113
iShares 7-10 Year Treasury Bond ETF	1,816	190,716
iShares iBoxx $ Investment Grade
Corporate Bond	95,321	11,375,608
PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio	64,108	2,672,021
PowerShares FTSE RAFI Emerging
Markets Portfolio	34,174	691,340
PowerShares FTSE RAFI
U.S. 1000 Portfolio	37,941	3,402,549
SPDR Dow Jones Global Real
Estate ETF	46,382	2,208,247
TOTAL EXCHANGE TRADED
FUNDS (COST $22,063,363)		22,072,269
TOTAL INVESTMENT
SECURITIES—100.3%
(COST $42,716,711)		42,754,999
____________________

Percentages indicated are based on net assets of $42,646,499.
(a) The rate represents the annualized one-day yield that was in effect on October 31, 2014.
ETF - Exchange Traded Fund SPDR - Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC CONSERVATIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2014

Affiliated Investment Companies—6.8%

	Shares	Value ($)
HSBC Emerging Markets Local Debt
Fund, Class I Shares	112,936	972,377
HSBC Prime Money Market Fund,
Class I Shares, 0.04% (a)	397,285	397,285
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $1,428,497)		1,369,662

Unaffiliated Investment Companies—24.5%

Columbia High Yield Bond Fund,
Class Z Shares	435,935	1,307,804
Vanguard 500 Index Fund,
Retail Shares	9,796	1,826,193
Vanguard FTSE All World ex-U.S.
Index Fund, Retail Shares	57,809	1,767,213
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $4,846,253)		4,901,210

Exchange Traded Funds—68.9%

iShares 1-3 Year Treasury Bond ETF	21,633	1,832,315
iShares 20+ Year Treasury Bond ETF	4,001	477,119
iShares 3-7 Year Treasury Bond ETF	15,474	1,893,244
iShares 7-10 Year Treasury Bond ETF	4,992	524,260
iShares iBoxx $ Investment Grade
Corporate Bond	55,603	6,635,661
PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio	16,667	694,681
PowerShares FTSE RAFI
Emerging Markets Portfolio	9,193	185,974
PowerShares FTSE RAFI
U.S. 1000 Portfolio	10,091	904,961
SPDR Dow Jones Global Real
Estate ETF	13,379	636,974
TOTAL EXCHANGE TRADED
FUNDS (COST $13,739,826)		13,785,189
TOTAL INVESTMENT
SECURITIES—100.2%
(COST $20,014,576)		20,056,061
____________________

Percentages indicated are based on net assets of $20,018,928.
(a) The rate represents the annualized one-day yield that was in effect on October 31, 2014.
ETF - Exchange Traded Fund SPDR - Standard & Poor’s Depositary Receipt

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC INCOME STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2014

Affiliated Investment Companies—6.4%

	Shares	Value ($)
HSBC Emerging Markets Local Debt Fund,
Class I Shares	7,633	65,717
HSBC Prime Money Market Fund,
Class I Shares, 0.04% (a)	20,778	20,778
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $91,488)		86,495

Unaffiliated Investment Companies—24.3%

Columbia High Yield Bond Fund,
Class Z Shares	45,235	135,704
Vanguard 500 Index Fund, Retail Shares	523	97,561
Vanguard FTSE All World ex-U.S.
Index Fund, Retail Shares	3,113	95,164
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $327,045)		328,429

Exchange Traded Funds—69.6%

iShares 1-3 Year Treasury Bond ETF	3,058	259,012
iShares 20+ Year Treasury Bond ETF	558	66,542
iShares 3-7 Year Treasury Bond ETF	2,188	267,701
iShares 7-10 Year Treasury Bond ETF	706	74,144
iShares iBoxx $ Investment Grade
Corporate Bond	1,466	174,952
PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio	892	37,179
PowerShares FTSE RAFI
Emerging Markets Portfolio	477	9,650
PowerShares FTSE RAFI
U.S. 1000 Portfolio	545	48,876
TOTAL EXCHANGE TRADED
FUNDS (COST $933,841)		938,056
TOTAL INVESTMENT
SECURITIES—100.3%
(COST $1,352,374)		1,352,980
____________________

Percentages indicated are based on net assets of $1,349,196.
(a) The rate represents the annualized one-day yield that was in effect on October 31, 2014.
ETF - Exchange Traded Fund

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of October 31, 2014

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in Affiliated Investment Companies, at value(a)	$357,358	$5,576,862	$5,073,328	$1,369,662	$86,495
Investments in non-affiliates, at value	17,482,066	41,535,080	37,681,671	18,686,399	1,266,485
Total Investments	17,839,424	47,111,942	42,754,999	20,056,061	1,352,980
Interest and dividends receivable	—	16,232	14,775	3,763	804
Receivable for capital shares issued	10,952	5,348	8,134	1,500	—
Receivable for investments sold	2,355	—	15,377	61,068	—
Receivable from Investment Adviser	—	—	—	—	8,285
Prepaid expenses	9,150	10,603	8,003	7,873	7,315
Total Assets	17,861,881	47,144,125	42,801,288	20,130,265	1,369,384
Liabilities:
Cash overdraft	2,337	—	10,484	61,067	—
Dividends payable	—	—	—	—	8
Payable for investments purchased	18	16,234	19,588	3,764	2
Payable for capital shares redeemed	1,044	34,312	52,726	—	22
Accrued expenses and other liabilities:
Investment Management	3,656	9,725	8,893	4,243	—
Administration	709	1,888	1,731	827	57
Distribution fees	4,006	11,766	10,400	7,213	688
Shareholder Servicing	3,693	9,766	8,935	4,315	342
Accounting	470	180	466	463	—
Custodian	4,943	8,243	8,308	7,300	5,384
Transfer Agent	3,915	6,345	5,924	3,546	2,203
Trustee	118	439	433	117	14
Other	17,448	29,819	26,901	18,482	11,468
Total Liabilities	42,357	128,717	154,789	111,337	20,188
Net Assets	$17,819,524	$47,015,408	$42,646,499	$20,018,928	$1,349,196

Composition of Net Assets:
Capital	13,406,065	38,604,911	37,679,631	18,324,209	1,330,511
Accumulated net investment income (loss)	33,050	392,920	60,189	17,745	(9)
Accumulated net realized gains (losses) from investments	4,395,450	8,029,182	4,868,391	1,635,489	18,088
Net unrealized appreciation/depreciation on investments	(15,041)	(11,605)	38,288	41,485	606
Net Assets	$17,819,524	$47,015,408	$42,646,499	$20,018,928	$1,349,196

Net Assets:
Class A Shares	$11,374,855	$28,244,633	$26,294,477	$8,783,266	$293,262
Class B Shares	4,919,822	13,211,904	11,830,598	7,308,397	380,363
Class C Shares	1,524,847	5,558,871	4,521,424	3,927,265	675,571
Total	$17,819,524	$47,015,408	$42,646,499	$20,018,928	$1,349,196
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	732,253	2,006,991	2,060,131	740,598	28,307
Class B Shares	333,628	942,516	928,222	625,331	36,795
Class C Shares	103,885	395,984	365,843	326,122	65,377
Net Asset Value, Offering Price and Redemption
Price per share:
Class A Shares	$15.53	$14.07	$12.76	$11.86	$10.36
Class B Shares(b)	$14.75	$14.02	$12.75	$11.69	$10.34
Class C Shares(b)	$14.68	$14.04	$12.36	$12.04	$10.33
Maximum Sales Charge:
Class A Shares	5.00%	5.00%	5.00%	5.00%	4.75%
Maximum Offering Price per share (Net Asset Value /
(100%-maximum sales charge))
Class A Shares	$16.35	$14.81	$13.43	$12.48	$10.88
Investments in Affiliated Investment Companies, at Cost(a)	$357,358	$5,660,192	$5,188,290	$1,428,497	$91,488
Total Investments, at cost	$17,854,465	$47,123,547	$42,716,711	$20,014,576	$1,352,374
____________________

(a)	Investments in affiliated investment companies include the HSBC Prime Money Market Fund, Class I Shares, HSBC Emerging Markets Debt Fund, Class I Shares and the HSBC Emerging Markets Local Debt Fund, Class I Shares (See Note 1).
(b)	Redemption Price per share varies by length of time shares are held.

20 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Operations—For the year ended October 31, 2014

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Investment income from non-affiliated investments	$403,009	$1,093,840	$990,911	$472,087	$33,789
Investment income from affiliated investments(a)	19,286	224,747	211,582	89,054	4,691
Expenses from Affiliated Portfolios	(12,719)	(24,567)	(14,743)	(4,375)	—
Total Investment Income	409,576	1,294,020	1,187,750	556,766	38,480

Expenses:
Investment Management	45,698	122,024	108,537	51,758	3,335
Administration:
Class A Shares	3,529	8,920	7,934	2,787	153
Class B Shares	1,626	4,468	4,210	2,514	203
Class C Shares	511	1,716	1,322	1,111	318
Distribution:
Class B Shares	39,356	108,318	101,861	60,911	3,009
Class C Shares	12,363	41,590	31,947	26,876	4,727
Shareholder Servicing:
Class A Shares	28,459	72,055	63,934	22,496	757
Class B Shares	13,118	36,106	33,954	20,304	1,003
Class C Shares	4,121	13,863	10,649	8,958	1,576
Accounting	26,470	26,216	26,525	26,490	46,281
Compliance Services	198	487	435	204	11
Custodian	19,988	35,009	35,612	30,982	21,508
Printing	10,938	29,141	25,969	12,329	911
Audit	16,776	16,776	16,776	16,776	16,776
Transfer Agent	54,753	94,889	94,618	55,216	27,099
Trustee	714	2,044	1,859	803	40
Registration fees	14,422	13,539	14,290	12,213	13,245
Other	5,104	13,379	12,434	5,696	1,719
Total expenses before fee reductions	298,144	640,540	592,866	358,424	142,671
Fees contractually reduced/reimbursed by Investment Adviser	—	—	—	—	(114,923)
Net Expenses	298,144	640,540	592,866	358,424	27,748

Net Investment Income	111,432	653,480	594,884	198,342	10,732

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities(a)	1,004,338	1,926,291	1,233,483	359,357	(4,868)
Net realized gains (losses) from non-affiliated investment securities	2,874,162	5,064,963	3,009,880	1,165,880	20,892
Net realized gains distributions from affiliated underlying funds	3,489	53,806	50,140	22,499	1,005
Net realized gains distributions from non-affiliated underlying funds	182,659	500,511	422,544	213,530	9,211
Change in unrealized appreciation/depreciation on affiliated
investments(a)	(835,234)	(1,742,740)	(1,179,992)	(363,461)	323
Change in unrealized appreciation/depreciation on non-affiliated
investments	(2,208,652)	(3,689,714)	(2,057,794)	(810,027)	2,239
Net realized/unrealized gains (losses) on investments	1,020,762	2,113,117	1,478,261	587,778	28,802
Change in net assets resulting from operations	$1,132,194	$2,766,597	$2,073,145	$786,120	$39,534
____________________

(a)	Represents amounts allocated from Affiliated Investment Companies and Affiliated Portfolios.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 21

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2014	2013	2014	2013
Investment Activities:
Operations:
Net investment income (loss)	$111,432	$101,323	$653,480	$747,850
Net realized gains (losses) from investments	4,064,648	1,329,320	7,545,571	3,187,260
Change in unrealized appreciation/depreciation on investments	(3,043,886)	2,165,704	(5,432,454)	3,363,436
Change in net assets resulting from operations	1,132,194	3,596,347	2,766,597	7,298,546

Dividends:
Net investment income:
Class A Shares	(125,982)	(31,802)	(601,570)	(526,976)
Class B Shares	(22,045)	—	(194,300)	(168,352)
Class C Shares	(7,596)	—	(70,394)	(59,678)

Net realized gains:
Class A Shares	(621,343)	—	(1,716,444)	—
Class B Shares	(323,193)	—	(905,303)	—
Class C Shares	(97,829)	—	(326,412)	—
Change in net assets resulting from shareholder dividends	(1,197,988)	(31,802)	(3,814,423)	(755,006)
Change in net assets resulting from capital transactions	(497,317)	(2,901,389)	(1,859,479)	(8,823,314)
Change in net assets	(563,111)	663,156	(2,907,305)	(2,279,774)

Net Assets:
Beginning of period	18,382,635	17,719,479	49,922,713	52,202,487
End of period	$17,819,524	$18,382,635	$47,015,408	$49,922,713
Accumulated net investment income (loss)	$33,050	$19,297	$392,920	$421,721

22 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2014	2013	2014	2013
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,137,853	$1,119,903	$2,651,835	$3,539,929
Dividends reinvested	738,248	31,467	2,260,504	512,520
Value of shares redeemed	(1,597,773)	(2,321,459)	(4,811,452)	(8,512,370)
Class A Shares capital transactions	278,328	(1,170,089)	100,887	(4,459,921)

Class B Shares:
Proceeds from shares issued	73,338	222,109	475	670,001
Dividends reinvested	337,771	—	1,079,533	166,080
Value of shares redeemed	(1,054,906)	(1,586,642)	(3,166,192)	(4,094,807)
Class B Shares capital transactions	(643,797)	(1,364,533)	(2,086,184)	(3,258,726)

Class C Shares:
Proceeds from shares issued	440,052	216,625	1,147,426	1,158,773
Dividends reinvested	104,719	—	388,793	58,220
Value of shares redeemed	(676,619)	(583,392)	(1,410,401)	(2,321,660)
Class C Shares capital transactions	(131,848)	(366,767)	125,818	(1,104,667)
Change in net assets resulting from capital transactions	$(497,317)	$(2,901,389)	$(1,859,479)	$(8,823,314)

Share Transactions:
Class A Shares:
Issued	74,806	80,079	190,821	264,663
Reinvested	49,119	2,391	165,449	40,135
Redeemed	(104,652)	(163,112)	(346,985)	(636,383)
Change in Class A Shares	19,273	(80,642)	9,285	(331,585)

Class B Shares:
Issued	5,037	16,573	35	50,599
Reinvested	23,692	—	79,275	12,975
Redeemed	(72,815)	(119,259)	(227,641)	(306,391)
Change in Class B Shares	(44,086)	(102,686)	(148,331)	(242,817)

Class C Shares:
Issued	30,220	15,890	82,463	86,274
Reinvested	7,371	—	28,509	4,545
Redeemed	(46,903)	(43,405)	(101,318)	(172,661)
Change in Class C Shares	(9,312)	(27,515)	9,654	(81,842)

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 23

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2014	2013	2014	2013
Investment Activities:
Operations:
Net investment income (loss)	$594,884	$689,015	$198,342	$297,333
Net realized gains (losses) from investments	4,716,047	2,229,529	1,761,266	792,940
Change in unrealized appreciation/depreciation on investments	(3,237,786)	1,569,262	(1,173,488)	182,798
Change in net assets resulting from operations	2,073,145	4,487,806	786,120	1,273,071

Dividends:
Net investment income:
Class A Shares	(518,008)	(535,629)	(164,641)	(210,889)
Class B Shares	(180,213)	(246,797)	(95,421)	(148,678)
Class C Shares	(59,408)	(55,954)	(40,105)	(43,828)

Net realized gains:
Class A Shares	(956,549)	—	(266,455)	—
Class B Shares	(588,364)	—	(261,544)	—
Class C Shares	(166,900)	—	(99,233)	—
Change in net assets resulting from shareholder dividends	(2,469,442)	(838,380)	(927,399)	(403,395)
Change in net assets resulting from capital transactions	(1,143,302)	(5,581,708)	(1,758,899)	(1,590,952)
Change in net assets	(1,539,599)	(1,932,282)	(1,900,178)	(721,276)

Net Assets:
Beginning of period	44,186,098	46,118,380	21,919,106	22,640,382
End of period	$42,646,499	$44,186,098	$20,018,928	$21,919,106
Accumulated net investment income (loss)	$60,189	$71,162	$17,745	$46,289

24 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2014	2013	2014	2013
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$3,783,606	$3,831,691	$1,125,196	$1,655,437
Dividends reinvested	1,455,757	523,791	418,085	198,276
Value of shares redeemed	(3,421,674)	(6,879,650)	(1,963,367)	(2,914,887)
Class A Shares capital transactions	1,817,689	(2,524,168)	(420,086)	(1,061,174)

Class B Shares:
Proceeds from shares issued	74,587	893,722	85,666	981,218
Dividends reinvested	750,669	241,511	350,101	142,306
Value of shares redeemed	(4,244,328)	(4,683,399)	(2,277,803)	(2,079,054)
Class B Shares capital transactions	(3,419,072)	(3,548,166)	(1,842,036)	(955,530)

Class C Shares:
Proceeds from shares issued	1,322,591	1,491,199	1,063,444	1,262,554
Dividends reinvested	223,060	53,892	135,061	42,276
Value of shares redeemed	(1,087,570)	(1,054,465)	(695,282)	(879,078)
Class C Shares capital transactions	458,081	490,626	503,223	425,752
Change in net assets resulting from capital transactions	$(1,143,302)	$(5,581,708)	$(1,758,899)	$(1,590,952)

Share Transactions:
Class A Shares:
Issued	299,334	309,439	95,415	141,736
Reinvested	116,634	42,928	36,023	17,175
Redeemed	(270,651)	(556,132)	(166,514)	(249,249)
Change in Class A Shares	145,317	(203,765)	(35,076)	(90,338)

Class B Shares:
Issued	5,927	72,673	7,363	180,184
Reinvested	60,400	19,864	30,671	19,128
Redeemed	(335,611)	(378,804)	(196,203)	(164,720)
Change in Class B Shares	(269,284)	(286,267)	(158,169)	34,592

Class C Shares:
Issued	107,417	123,399	88,880	106,168
Reinvested	18,488	4,542	11,475	3,602
Redeemed	(88,651)	(87,560)	(58,325)	(74,185)
Change in Class C Shares	37,254	40,381	42,030	35,585

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 25

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the	For the
	year ended	year ended
	October 31,	October 31,
	2014	2013
Investment Activities:
Operations:
Net investment income (loss)	$10,732	$12,996
Net realized gains (losses) from investments	26,240	31,998
Change in unrealized appreciation/depreciation on investments	2,562	(20,007)
Change in net assets resulting from operations	39,534	24,987

Dividends:
Net investment income:
Class A Shares	(5,190)	(9,746)
Class B Shares	(3,967)	(8,155)
Class C Shares	(6,306)	(6,165)

Net realized gains:
Class A Shares	(5,792)	(1,059)
Class B Shares	(7,485)	(1,181)
Class C Shares	(11,635)	(842)
Change in net assets resulting from shareholder dividends	(40,375)	(27,148)
Change in net assets resulting from capital transactions	(6,442)	441,756
Change in net assets	(7,283)	439,595

Net Assets:
Beginning of period	1,356,479	916,884
End of period	$1,349,196	$1,356,479
Accumulated net investment income (loss)	$(9)	$(3)

26 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the	For the
	year ended	year ended
	October 31,	October 31,
	2014	2013
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$57,178	$104,917
Dividends reinvested	10,974	10,780
Value of shares redeemed	(86,228)	(141,000)
Class A Shares capital transactions	(18,076)	(25,303)

Class B Shares:
Proceeds from shares issued	—	65,346
Dividends reinvested	10,775	8,530
Value of shares redeemed	(32,606)	(17,586)
Class B Shares capital transactions	(21,831)	56,290

Class C Shares:
Proceeds from shares issued	155,229	505,835
Dividends reinvested	17,761	6,873
Value of shares redeemed	(139,525)	(101,939)
Class C Shares capital transactions	33,465	410,769
Change in net assets resulting from capital transactions	$(6,442)	$441,756

Share Transactions:
Class A Shares:
Issued	5,553	10,151
Reinvested	1,080	1,048
Redeemed	(8,370)	(13,472)
Change in Class A Shares	(1,737)	(2,273)

Class B Shares:
Issued	—	6,335
Reinvested	1,067	830
Redeemed	(3,179)	(1,693)
Change in Class B Shares	(2,112)	5,472

Class C Shares:
Issued	15,093	49,258
Reinvested	1,758	670
Redeemed	(13,698)	(9,936)
Change in Class C Shares	3,153	39,992

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 27

AGGRESSIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2010	$10.20	$0.03	$1.80	$1.83	$—	$—	$—	$12.03	17.94	%(d)	$7,886	1.50%	0.24%	2.00%	50%
Year Ended October 31, 2011	12.03	0.10	(0.07)	0.03	(0.10)	—	(0.10)	11.96	0.20	%(e)	9,217	1.50%	0.77%	1.61%	71%
Year Ended October 31, 2012	11.96	0.02	0.89	0.91	(0.10)	—	(0.10)	12.77	7.72%		10,136	1.50%	0.16%	1.66%	71%
Year Ended October 31, 2013	12.77	0.12	2.73	2.85	(0.04)	—	(0.04)	15.58	22.38%		11,106	1.50%	0.86%	1.50%	37%
Year Ended October 31, 2014	15.58	0.14	0.85	0.99	(0.17)	(0.87)	(1.04)	15.53	6.64%		11,375	1.42%	0.89%	1.42%	116	%(f)
CLASS B SHARES
Year Ended October 31, 2010	9.86	(0.05)	1.73	1.68	—	—	—	11.54	17.04	%(d)	5,519	2.25%	(0.51)%	2.75%	50%
Year Ended October 31, 2011	11.54	—	(0.06)	(0.06)	(0.03)	—	(0.03)	11.45	(0.53	)%(e)	6,750	2.25%	0.02%	2.36%	71%
Year Ended October 31, 2012	11.45	(0.07)	0.85	0.78	(0.01)	—	(0.01)	12.22	6.87%		5,870	2.25%	(0.57)%	2.40%	71%
Year Ended October 31, 2013	12.22	0.01	2.61	2.62	—	—	—	14.84	21.44%		5,604	2.25%	0.11%	2.25%	37%
Year Ended October 31, 2014	14.84	0.02	0.82	0.84	(0.06)	(0.87)	(0.93)	14.75	5.90%		4,920	2.17%	0.15%	2.17%	116	%(f)
CLASS C SHARES
Year Ended October 31, 2010	9.85	(0.05)	1.73	1.68	—	—	—	11.53	17.06	%(d)	698	2.25%	(0.47)%	2.76%	50%
Year Ended October 31, 2011	11.53	—	(0.05)	(0.05)	(0.05)	—	(0.05)	11.43	(0.46	)%(e)	1,884	2.25%	—%	2.35%	71%
Year Ended October 31, 2012	11.43	(0.07)	0.85	0.78	(0.04)	—	(0.04)	12.17	6.83%		1,713	2.25%	(0.56)%	2.40%	71%
Year Ended October 31, 2013	12.17	0.02	2.59	2.61	—	—	—	14.78	21.45%		1,673	2.25%	0.12%	2.25%	37%
Year Ended October 31, 2014	14.78	0.02	0.82	0.84	(0.07)	(0.87)	(0.94)	14.68	5.89%		1,525	2.17%	0.16%	2.17%	116	%(f)

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios. The Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the Fund’s investments.
Amounts designated as “-“ are $0 or have been rounded to $0.

28 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

BALANCED STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2010	$10.34	$0.19	$1.64	$1.83	$(0.08)	$—	$(0.08)	$12.09	17.79	%(d)	$21,642	1.25%	1.72%	1.30%	53%
Year Ended October 31, 2011	12.09	0.32	(0.06)	0.26	(0.28)	—	(0.28)	12.07	2.08	%(e)	28,262	1.12%	2.60%	1.14%	74%
Year Ended October 31, 2012	12.07	0.23	0.75	0.98	(0.39)	—	(0.39)	12.66	8.51%		29,490	1.15%	1.89%	1.15%	62%
Year Ended October 31, 2013	12.66	0.24	1.72	1.96	(0.23)	—	(0.23)	14.39	15.76%		28,746	1.04%	1.79%	1.04%	35%
Year Ended October 31, 2014	14.39	0.23	0.59	0.82	(0.28)	(0.86)	(1.14)	14.07	6.07%		28,245	1.06%	1.64%	1.06%	105	%(f)
CLASS B SHARES
Year Ended October 31, 2010	10.31	0.11	1.64	1.75	(0.01)	—	(0.01)	12.05	17.01	%(d)	15,593	2.00%	0.97%	2.05%	53%
Year Ended October 31, 2011	12.05	0.23	(0.07)	0.16	(0.20)	—	(0.20)	12.01	1.30	%(e)	18,799	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.01	0.14	0.75	0.89	(0.30)	—	(0.30)	12.60	7.66%		16,805	1.91%	1.18%	1.91%	62%
Year Ended October 31, 2013	12.60	0.14	1.72	1.86	(0.13)	—	(0.13)	14.33	14.89%		15,633	1.80%	1.05%	1.80%	35%
Year Ended October 31, 2014	14.33	0.12	0.60	0.72	(0.17)	(0.86)	(1.03)	14.02	5.33%		13,212	1.81%	0.90%	1.81%	105	%(f)
CLASS C SHARES
Year Ended October 31, 2010	10.35	0.12	1.63	1.75	(0.01)	—	(0.01)	12.09	16.96	%(d)	3,497	2.01%	1.04%	2.06%	53%
Year Ended October 31, 2011	12.09	0.23	(0.07)	0.16	(0.21)	—	(0.21)	12.04	1.25	%(e)	6,427	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.04	0.14	0.76	0.90	(0.32)	—	(0.32)	12.62	7.77%		5,908	1.91%	1.18%	1.91%	62%
Year Ended October 31, 2013	12.62	0.14	1.72	1.86	(0.13)	—	(0.13)	14.35	14.87%		5,544	1.80%	1.04%	1.80%	35%
Year Ended October 31, 2014	14.35	0.13	0.59	0.72	(0.17)	(0.86)	(1.03)	14.04	5.33%		5,559	1.81%	0.90%	1.81%	105	%(f)

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios. The Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the Fund’s investments.
Amounts designated as “-” are $0 or have been rounded to $0.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 29

MODERATE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2010	$10.09	$0.25	$1.38	$1.63	$(0.24)	$—	$(0.24)	$11.48	16.39	%(d)	$18,921	1.14%	2.33%	1.19%	67%
Year Ended October 31, 2011	11.48	0.37	(0.12)	0.25	(0.44)	—	(0.44)	11.29	2.19	%(e)	23,719	1.06%	3.16%	1.09%	63%
Year Ended October 31, 2012	11.29	0.26	0.65	0.91	(0.32)	—	(0.32)	11.88	8.24%		25,175	1.16%	2.30%	1.16%	61%
Year Ended October 31, 2013	11.88	0.23	1.04	1.27	(0.27)	—	(0.27)	12.88	10.80%		24,671	1.08%	1.86%	1.08%	30%
Year Ended October 31, 2014	12.88	0.21	0.43	0.64	(0.26)	(0.50)	(0.76)	12.76	5.21%		26,294	1.09%	1.68%	1.09%	102	%(f)
CLASS B SHARES
Year Ended October 31, 2010	10.08	0.17	1.38	1.55	(0.17)	—	(0.17)	11.46	15.61	%(d)	18,362	1.89%	1.59%	1.94%	67%
Year Ended October 31, 2011	11.46	0.28	(0.10)	0.18	(0.36)	—	(0.36)	11.28	1.51	%(e)	20,323	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	11.28	0.19	0.63	0.82	(0.23)	—	(0.23)	11.87	7.43%		17,615	1.92%	1.64%	1.92%	61%
Year Ended October 31, 2013	11.87	0.14	1.04	1.18	(0.18)	—	(0.18)	12.87	10.04%		15,407	1.83%	1.12%	1.83%	30%
Year Ended October 31, 2014	12.87	0.12	0.42	0.54	(0.16)	(0.50)	(0.66)	12.75	4.42%		11,831	1.84%	0.93%	1.84%	102	%(f)
CLASS C SHARES
Year Ended October 31, 2010	9.84	0.17	1.35	1.52	(0.18)	—	(0.18)	11.18	15.55	%(d)	2,544	1.90%	1.59%	1.95%	67%
Year Ended October 31, 2011	11.18	0.27	(0.11)	0.16	(0.36)	—	(0.36)	10.98	1.42	%(e)	3,859	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	10.98	0.18	0.62	0.80	(0.23)	—	(0.23)	11.55	7.49%		3,329	1.91%	1.64%	1.91%	61%
Year Ended October 31, 2013	11.55	0.13	1.01	1.14	(0.19)	—	(0.19)	12.50	9.96%		4,109	1.83%	1.10%	1.83%	30%
Year Ended October 31, 2014	12.50	0.11	0.42	0.53	(0.17)	(0.50)	(0.67)	12.36	4.46%		4,521	1.84%	0.93%	1.84%	102	%(f)

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios. The Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the Fund’s investments.
Amounts designated as “-” are $0 or have been rounded to $0.

30 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

CONSERVATIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2010	$10.01	$0.26	$1.11	$1.37	$(0.23)	$—	$(0.23)	$11.15	13.86	%(d)	$7,139	1.38%	2.42%	1.43%	78%
Year Ended October 31, 2011	11.15	0.36	(0.10)	0.26	(0.46)	—	(0.46)	10.95	2.40	%(e)	8,946	1.19%	3.21%	1.22%	54%
Year Ended October 31, 2012	10.95	0.27	0.58	0.85	(0.33)	—	(0.33)	11.47	8.00%		9,933	1.34%	2.40%	1.34%	59%
Year Ended October 31, 2013	11.47	0.20	0.51	0.71	(0.25)	—	(0.25)	11.93	6.28%		9,255	1.26%	1.75%	1.26%	31%
Year Ended October 31, 2014	11.93	0.16	0.33	0.49	(0.21)	(0.35)	(0.56)	11.86	4.32%		8,783	1.33%	1.38%	1.33%	104	%(f)
CLASS B SHARES
Year Ended October 31, 2010	9.91	0.17	1.10	1.27	(0.16)	—	(0.16)	11.02	12.94	%(d)	7,411	2.14%	1.68%	2.19%	78%
Year Ended October 31, 2011	11.02	0.27	(0.09)	0.18	(0.38)	—	(0.38)	10.82	1.68	%(e)	8,995	1.94%	2.46%	1.97%	54%
Year Ended October 31, 2012	10.82	0.18	0.58	0.76	(0.25)	—	(0.25)	11.33	7.21%		9,810	2.10%	1.67%	2.10%	59%
Year Ended October 31, 2013	11.33	0.12	0.50	0.62	(0.18)	—	(0.18)	11.77	5.50%		9,222	2.01%	1.00%	2.01%	31%
Year Ended October 31, 2014	11.77	0.07	0.33	0.40	(0.13)	(0.35)	(0.48)	11.69	3.56%		7,308	2.08%	0.63%	2.08%	104	%(f)
CLASS C SHARES
Year Ended October 31, 2010	10.18	0.18	1.14	1.32	(0.17)	—	(0.17)	11.33	13.07	%(d)	1,323	2.16%	1.71%	2.21%	78%
Year Ended October 31, 2011	11.33	0.28	(0.10)	0.18	(0.39)	—	(0.39)	11.12	1.57	%(e)	2,486	1.94%	2.49%	1.96%	54%
Year Ended October 31, 2012	11.12	0.19	0.60	0.79	(0.25)	—	(0.25)	11.66	7.28%		2,897	2.08%	1.69%	2.08%	59%
Year Ended October 31, 2013	11.66	0.12	0.52	0.64	(0.18)	—	(0.18)	12.12	5.53%		3,442	2.01%	0.98%	2.01%	31%
Year Ended October 31, 2014	12.12	0.08	0.32	0.40	(0.13)	(0.35)	(0.48)	12.04	3.47%		3,927	2.08%	0.63%	2.08%	104	%(f)

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios. The Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)

During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)

During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the Fund’s investments.
Amounts designated as “-” are $0 or have been rounded to $0.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 31

INCOME STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b),(d)
CLASS A SHARES
Period Ended October 31, 2012(e)	$10.00	$0.10	$0.40	$0.50	$(0.07)	$—	$(0.07)	$10.43	5.02%	$337	1.50%	1.58%	29.67%	31%
Year Ended October 31, 2013	10.43	0.18	0.08	0.26	(0.30)	(0.03)	(0.33)	10.36	2.57%	311	1.50%	1.72%	13.61%	48%
Year Ended October 31, 2014	10.36	0.14	0.23	0.37	(0.18)	(0.19)	(0.37)	10.36	3.69%	293	1.50%	1.39%	10.14%	118	%(f)
CLASS B SHARES
Period Ended October 31, 2012(e)	10.00	0.06	0.39	0.45	(0.04)	—	(0.04)	10.41	4.52%	348	2.25%	0.89%	26.84%	31%
Year Ended October 31, 2013	10.41	0.10	0.08	0.18	(0.22)	(0.03)	(0.25)	10.34	1.81%	402	2.25%	0.97%	14.39%	48%
Year Ended October 31, 2014	10.34	0.07	0.22	0.29	(0.10)	(0.19)	(0.29)	10.34	2.93%	380	2.25%	0.65%	10.88%	118	%(f)
CLASS C SHARES
Period Ended October 31, 2012(e)	10.00	0.06	0.39	0.45	(0.04)	—	(0.04)	10.41	4.47%	232	2.25%	0.90%	27.00%	31%
Year Ended October 31, 2013	10.41	0.09	0.09	0.18	(0.23)	(0.03)	(0.26)	10.33	1.75%	643	2.25%	0.84%	14.49%	48%
Year Ended October 31, 2014	10.33	0.06	0.23	0.29	(0.10)	(0.19)	(0.29)	10.33	2.93%	676	2.25%	0.62%	10.84%	118	%(f)

*	The expense ratios reflected do not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on March 20, 2012.
(f)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the Fund’s investments.
Amounts designated as “-” are $0 or have been rounded to $0.

32 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2014

1. Organization:

The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2014, the Trust is composed of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (collectively the “Trusts”). The accompanying financial statements are presented for the following five funds (individually a “Fund,” collectively the “Funds” or the “World Selection Funds”):

Fund
Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund
Income Strategy Fund

All of the World Selection Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

During the period ended August 12, 2014, the World Selection Funds, excluding the Income Strategy Fund, (collectively the “World Selection Feeder Funds”), invested in the HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to having received investments from the World Selection Feeder Funds.

The financial statements of the Portfolios are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Feeder Funds. As of October 31, 2014 the World Selection Feeder Funds had no investments in the Portfolios.

Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). The Funds may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views. Each World Selection Fund may also purchase and hold Exchange Traded Notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset. The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds (except, the Income Strategy Fund) have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class A Shares of the Income Strategy Fund have a maximum sales charge of 4.75% as a percentage of the original purchase price. Class B Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

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Notes to Financial Statements—as of October 31, 2014 (continued)

Under the Trust’s organizational documents, the World Selection Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds in which the World Selection Funds are invested are described in their respective notes to financial statements. Valuation techniques employed by the World Selection Funds’ are further described in Note 3 below.

Investment Transactions and Related Income:

The World Selection Feeder Funds record daily their proportionate income, expenses and unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex-dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are accounted for on trade date. In addition, the World Selection Funds accrue their own expenses daily.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Income Strategy Fund, quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

34       HSBC WORLD SELECTION FUNDS

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Notes to Financial Statements—as of October 31, 2014 (continued)

The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

The valuation techniques employed by the World Selection Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended October 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

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HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

The following is a summary of the valuation inputs used as of October 31, 2014 in valuing the World Selection Funds’ investments based upon the three levels defined above:

Aggressive Strategy Fund	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Investment Securities:
Affiliated Investment Companies	357,358	—	—	357,358
Exchange Traded Funds	6,398,783	—	—	6,398,783
Unaffiliated Investment Companies	11,083,283	—	—	11,083,283
Total Investment Securities	17,839,424	—	—	17,839,424
Balanced Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,576,862	—	—	5,576,862
Exchange Traded Funds	16,544,858	—	—	16,544,858
Unaffiliated Investment Companies	24,990,222	—	—	24,990,222
Total Investment Securities	47,111,942	—	—	47,111,942
Moderate Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,073,328	—	—	5,073,328
Exchange Traded Funds	22,072,269	—	—	22,072,269
Unaffiliated Investment Companies	15,609,402	—	—	15,609,402
Total Investment Securities	42,754,999	—	—	42,754,999
Conservative Strategy Fund
Investment Securities:
Affiliated Investment Companies	1,369,662	—	—	1,369,662
Exchange Traded Funds	13,785,189	—	—	13,785,189
Unaffiliated Investment Companies	4,901,210	—	—	4,901,210
Total Investment Securities	20,056,061	—	—	20,056,061
Income Strategy Fund
Investment Securities:
Affiliated Investment Companies	86,495	—	—	86,495
Exchange Traded Funds	938,056	—	—	938,056
Unaffiliated Investment Companies	328,429	—	—	328,429
Total Investment Securities	1,352,980	—	—	1,352,980

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Notes to Financial Statements—as of October 31, 2014 (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.25% for each Fund.

Administration:

HSBC serves the World Selection Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the World Selection Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series of the Trusts based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by World Selection Feeder Funds, the Portfolios pay half of the administration fee and the World Selection Feeder Funds pay half, for a combination of the total fee rate set forth above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fee is deemed to be class specific.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trusts subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds minus 0.02%, which is retained by HSBC.

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $294,367 for the year ended October 31, 2014, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. For the year ended October 31, 2014, Foreside, as Distributor,

HSBC WORLD SELECTION FUNDS       37

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

also received $178,373, $0 and $45,200 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $45, $0, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of each of the Class A Shares, Class B Shares and Class C Shares of the World Selection Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2015 the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Funds’ investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2014, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2014, the repayments that may potentially be made by the Funds are as follows:

Fund	2017 ($)	2016 ($)	2015 ($)	Total ($)
Aggressive Strategy Fund	—	421	27,768	28,189
Income Strategy Fund	114,923	138,725	77,417	331,065
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

38       HSBC WORLD SELECTION FUNDS

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Notes to Financial Statements—as of October 31, 2014 (continued)

Affiliated Transactions:

A summary of each Fund’s investment in affiliated investment companies (excluding investments in the Affiliated Portfolios) for the year ended October 31, 2014 is as follows:

				Net	Change in
			Proceeds	Capital and	Unrealized
	Value	Purchases	from	Realized	Appreciation	Value	Dividend
	10/31/2013	at Cost	Sales	Gain(Loss)	(Depreciation)	10/31/2014	Income
Aggressive Strategy Fund
HSBC Prime Money Market Fund - Class I	$42,491	$999,669	$(684,802)	$—	$—	$357,358	$92
HSBC Emerging Markets Debt Fund - Class I	223,608	13,629	(234,158)	3,104	(6,183)	—	5,229

Balanced Strategy Fund
HSBC Prime Money Market Fund - Class I	188,332	2,407,155	(1,653,369)	—	—	942,118	400
HSBC Emerging Markets Debt Fund - Class I	3,476,695	1,200,282	(2,314,911)	(107,021)	103,832	2,358,877	133,592
HSBC Emerging Markets Local Debt Fund - Class I	1,471,336	1,820,662	(863,665)	(65,327)	(87,139)	2,275,867	63,761

Moderate Strategy Fund
HSBC Prime Money Market Fund - Class I	357,947	2,351,505	(1,854,114)	—	—	855,338	431
HSBC Emerging Markets Debt Fund - Class I	3,238,081	904,726	(1,999,011)	(18,763)	17,327	2,142,360	123,225
HSBC Emerging Markets Local Debt Fund - Class I	1,772,558	1,202,652	(751,228)	(51,179)	(97,173)	2,075,630	71,748

Conservative Strategy Fund
HSBC Prime Money Market Fund - Class I	284,508	1,295,269	(1,182,492)	—	—	397,285	219
HSBC Emerging Markets Debt Fund - Class I	1,491,047	356,241	(1,853,644)	(8,923)	15,279	—	45,320
HSBC Emerging Markets Local Debt Fund - Class I	992,027	422,823	(370,062)	(23,133)	(49,278)	972,377	38,696

Income Strategy Fund
HSBC Prime Money Market Fund - Class I	16,773	298,367	(294,362)	—	—	20,778	15
HSBC Emerging Markets Debt Fund - Class I	64,096	21,724	(85,963)	(1,919)	2,062	—	1,968
HSBC Emerging Markets Local Debt Fund - Class I	62,548	30,076	(22,220)	(2,949)	(1,738)	65,717	2,707
5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2014 were as follows:

Fund	Purchases ($)	Sales ($)
Aggressive Strategy Fund	20,460,686	19,929,565
Balanced Strategy Fund	48,348,972	49,062,378
Moderate Strategy Fund	42,071,357	42,360,691
Conservative Strategy Fund	20,781,503	22,299,819
Income Strategy Fund	1,548,049	1,554,279

Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2014 totaled:

Fund	Contributions ($)	Withdrawals ($)
Aggressive Strategy Fund	3,556,030	5,594,653
Balanced Strategy Fund	7,703,760	14,018,990
Moderate Strategy Fund	5,431,737	9,602,976
Conservative Strategy Fund	2,444,421	5,498,901

HSBC WORLD SELECTION FUNDS       39

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

6. Federal Income Tax Information:

At October 31, 2014, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Aggressive Strategy Fund	17,870,189	315,847	(346,612)	(30,765)
Balanced Strategy Fund	47,202,604	778,366	(869,028)	(90,662)
Moderate Strategy Fund	42,769,420	559,824	(574,245)	(14,421)
Conservative Strategy Fund	20,021,552	208,772	(174,263)	34,509
Income Strategy Fund	1,354,110	11,457	(12,587)	(1,130)
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

The tax character of dividends paid by the World Selection Funds as of the tax year ended October 31, 2014, was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Return of	Total Dividends
	Ordinary Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Aggressive Strategy Fund	155,623	1,042,365	1,197,988	—	1,197,988
Balanced Strategy Fund	1,005,907	2,808,516	3,814,423	—	3,814,423
Moderate Strategy Fund	757,629	1,711,813	2,469,442	—	2,469,442
Conservative Strategy Fund	376,902	550,497	927,399	—	927,399
Income Strategy Fund	32,983	7,386	40,369	—	40,369
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid by the World Selection Funds as of the tax year ended October 31, 2013, was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Return of	Total Dividends
	Ordinary Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Aggressive Strategy Fund	31,802	—	31,802	—	31,802
Balanced Strategy Fund	755,006	—	755,006	—	755,006
Moderate Strategy Fund	838,380	—	838,380	—	838,380
Conservative Strategy Fund	403,395	—	403,395	—	403,395
Income Strategy Fund	27,813	—	27,813	—	27,813

40       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

As of the tax year ended October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income ($)	Income ($)	Capital Gains ($)	Earnings ($)	Payable ($)	Other Losses ($)	(Depreciation) ($)(1)	(Deficit) ($)
Aggressive Strategy Fund	869,477	—	3,574,747	4,444,224	—	—	(30,765)	4,413,459
Balanced Strategy Fund	2,161,078	—	6,340,081	8,501,159	—	—	(90,662)	8,410,497
Moderate Strategy Fund	1,167,900	—	3,813,389	4,981,289	—	—	(14,421)	4,966,868
Conservative Strategy Fund	372,850	—	1,287,360	1,660,210	—	—	34,509	1,694,719
Income Strategy Fund	6,058	—	13,765	19,823	(8)	—	(1,130)	18,685
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

7. Change in Auditor (Unaudited):

On December 16, 2014, the Board of Trustees of the Trusts, upon the recommendation of the Audit Committee of the Board of Trustees, determined not to retain KPMG LLP (“KPMG”) and approved a change of the Funds’ independent registered public accounting firm to PricewaterhouseCoopers LLP (“PwC”) for the fiscal year ending October 31, 2015. For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended October 31, 2014 and October 31, 2013, and through December 23, 2014 (the date of KPMG’s audit opinion on the October 31, 2014 financial statements), there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the Funds fiscal years ended October 31, 2014 and October 31, 2013, and the interim period ended December 23, 2014, neither the Registrant nor anyone on its behalf consulted PwC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

8. Subsequent Events:

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

HSBC WORLD SELECTION FUNDS       41

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of HSBC Funds:

We have audited the accompanying statements of assets and liabilities of HSBC World Selection Funds – Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agents, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2014

42       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Other Federal Income Tax Information—as of October 31, 2014 (Unaudited)

During the year ended October 31, 2014, the following World Selection Fund declared capital gain distributions:

	Short Term Capital Gain	Long Term Capital Gain
	Distributions ($)	Distributions ($)
Aggressive Strategy Fund	—	1,042,365
Balanced Strategy Fund	139,643	2,808,516
Moderate Strategy Fund	—	1,711,813
Conservative Strategy Fund	76,735	550,497
Income Strategy Fund	20,096	7,386

For the year ended October 31, 2014, the following percentages of the total ordinary income dividends paid by the World Selection Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends Received Deduction (%)
Aggressive Strategy Fund	24.05
Balanced Strategy Fund	22.85
Moderate Strategy Fund	10.46
Conservative Strategy Fund	8.51
Income Strategy Fund	10.51

For the year ended October 31, 2014, dividends paid by the World Selection Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The World Selection Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV:

Qualified Dividend Income (%)
Aggressive Strategy Fund	32.97
Balanced Strategy Fund	43.77
Moderate Strategy Fund	19.53
Conservative Strategy Fund	17.32
Income Strategy Fund	11.14

HSBC WORLD SELECTION FUNDS       43

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2014 (Unaudited)

As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to with the ongoing costs of investing in other mutual funds.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the World Selection Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,023.70	$7.14	1.40%
	Class B Shares	1,000.00	1,020.10	10.95	2.15%
	Class C Shares	1,000.00	1,020.20	10.95	2.15%
Balanced Strategy Fund	Class A Shares	1,000.00	1,018.10	5.29	1.04%
	Class B Shares	1,000.00	1,014.50	9.09	1.79%
	Class C Shares	1,000.00	1,014.50	9.09	1.79%
Moderate Strategy Fund	Class A Shares	1,000.00	1,015.70	5.44	1.07%
	Class B Shares	1,000.00	1,012.40	9.28	1.83%
	Class C Shares	1,000.00	1,012.60	9.23	1.82%
Conservative Strategy Fund	Class A Shares	1,000.00	1,014.40	6.75	1.33%
	Class B Shares	1,000.00	1,010.60	10.54	2.08%
	Class C Shares	1,000.00	1,009.60	10.49	2.07%
Income Strategy Fund	Class A Shares	1,000.00	1,012.80	7.61	1.50%
	Class B Shares	1,000.00	1,009.00	11.39	2.25%
	Class C Shares	1,000.00	1,009.10	11.39	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

44       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2014 (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,018.15	$7.12	1.40%
	Class B Shares	1,000.00	1,014.37	10.92	2.15%
	Class C Shares	1,000.00	1,014.37	10.92	2.15%
Balanced Strategy Fund	Class A Shares	1,000.00	1,019.96	5.30	1.04%
	Class B Shares	1,000.00	1,016.18	9.10	1.79%
	Class C Shares	1,000.00	1,016.18	9.10	1.79%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.81	5.45	1.07%
	Class B Shares	1,000.00	1,015.98	9.30	1.83%
	Class C Shares	1,000.00	1,016.03	9.25	1.82%
Conservative Strategy Fund	Class A Shares	1,000.00	1,018.50	6.77	1.33%
	Class B Shares	1,000.00	1,014.72	10.56	2.08%
	Class C Shares	1,000.00	1,014.77	10.51	2.07%
Income Strategy Fund	Class A Shares	1,000.00	1,017.64	7.63	1.50%
	Class B Shares	1,000.00	1,013.86	11.42	2.25%
	Class C Shares	1,000.00	1,013.86	11.42	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS       45

Portfolio Reviews
Portfolio Composition*
October 31, 2014 (Unaudited)

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Internet Software & Services	14.0
Biotechnology	11.6
IT Services	6.6
Media	6.3
Technology Hardware, Storage & Peripherals	5.1
Internet & Catalog Retail	5.1
Software	5.0
Hotels, Restaurants & Leisure	4.8
Road & Rail	4.1
Health Care Providers & Services	3.8
Textiles, Apparel & Luxury Goods	3.4
Aerospace & Defense	2.9
Chemicals	2.8
Pharmaceuticals	2.6
Capital Markets	2.5
Semiconductors & Semiconductor Equipment	2.3
Oil, Gas & Consumable Fuels	2.3
Food & Staples Retailing	2.2
Investment Companies	1.7
Real Estate Investment Trusts (REITs)	1.7
Wireless Telecommunication Services	1.5
Airlines	1.3
Consumer Finance	1.3
Specialty Retail	1.2
Health Care Technology	1.2
Industrial Conglomerates	1.1
Professional Services	1.1
Auto Components	0.5
Total	100.0

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	8.1
Chemicals	6.3
Health Care Providers & Services	5.6
Oil, Gas & Consumable Fuels	5.4
Biotechnology	5.0
Communications Equipment	4.7
Health Care Equipment & Supplies	4.6
Household Durables	4.0
Pharmaceuticals	4.0
Investment Companies	3.8
Machinery	3.7
Professional Services	3.3
Software	3.2
IT Services	2.5
Trading Companies & Distributors	2.6
Road & Rail	2.4
Aerospace & Defense	2.1
Textiles, Apparel & Luxury Goods	2.0
Real Estate Management & Development	1.9
Containers & Packaging	1.8
Construction Materials	1.8
Diversified Consumer Services	1.7
Banks	1.7
Capital Markets	1.7
Health Care Technology	1.6
Life Sciences Tools & Services	1.5
Hotels, Restaurants & Leisure	1.5
Insurance	1.4
Real Estate Investment Trusts (REITs)	1.3
Semiconductors & Semiconductor Equipment	1.6
Diversified Financial Services	1.2
Energy Equipment & Services	1.1
Electrical Equipment	1.0
Electronic Equipment, Instruments &
Components	1.0
Media	0.9
Internet Software & Services	0.8
Metals & Mining	0.7
Airlines	0.5
Total	100.0
____________________

*     Portfolio composition is subject to change.

46       HSBC PORTFOLIOS

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2014

Common Stocks – 98.5%

	Shares	Value ($)
Aerospace & Defense – 2.9%
Honeywell International, Inc.	13,500	1,297,620
Precision Castparts Corp.	4,445	981,012
		2,278,632
Airlines – 1.3%
Delta Air Lines, Inc.	24,800	997,704
Auto Components – 0.5%
BorgWarner, Inc.	6,500	370,630
Biotechnology – 11.7%
Alexion Pharmaceuticals, Inc. (a)	8,315	1,591,158
Amgen, Inc.	10,170	1,649,371
Biogen Idec, Inc. (a)	4,785	1,536,368
Celgene Corp. (a)	22,100	2,366,689
Gilead Sciences, Inc. (a)	18,400	2,060,800
		9,204,386
Capital Markets – 2.5%
BlackRock, Inc.	3,170	1,081,319
Morgan Stanley	26,000	908,700
		1,990,019
Chemicals – 2.8%
Ecolab, Inc.	7,350	817,541
Monsanto Co.	12,300	1,414,992
		2,232,533
Consumer Finance – 1.3%
American Express Co.	11,000	989,450
Food & Staples Retailing – 2.2%
Costco Wholesale Corp.	6,300	840,231
CVS Health Corp.	10,750	922,458
		1,762,689
Health Care Providers & Services – 3.8%
McKesson Corp.	7,880	1,602,871
UnitedHealth Group, Inc.	14,600	1,387,146
		2,990,017
Health Care Technology – 1.2%
Cerner Corp. (a)	15,300	969,102
Hotels, Restaurants & Leisure – 4.8%
Chipotle Mexican Grill, Inc. (a)	1,355	864,490
Hilton Worldwide Holdings, Inc. (a)	36,500	921,260
MGM Resorts International (a)	25,000	581,250
Starbucks Corp.	18,700	1,412,972
		3,779,972
Industrial Conglomerates – 1.1%
Danaher Corp.	11,160	897,264
Internet & Catalog Retail – 5.1%
Amazon.com, Inc. (a)	2,920	891,943
Netflix, Inc. (a)	1,640	644,143
The Priceline Group, Inc. (a)	1,740	2,098,805
TripAdvisor, Inc. (a)	4,405	390,547
		4,025,438
Internet Software & Services – 13.9%
Alibaba Group Holding Ltd. ADR (a)	10,900	1,074,740
Baidu, Inc., ADR (a)	8,900	2,125,053
Costar Group, Inc. (a)	3,810	613,753
Facebook, Inc., Class A (a)	20,820	1,561,292
Google, Inc., Class A (a)	2,825	1,604,233
Google, Inc. (a)	2,830	1,582,196
LinkedIn Corp., Class A (a)	6,600	1,511,136
Twitter, Inc. (a)	21,300	883,311
		10,955,714
IT Services – 6.6%
Cognizant Technology Solutions Corp.,
Class A (a)	15,500	757,175
MasterCard, Inc., Class A	18,100	1,515,875
Visa, Inc., Class A	12,300	2,969,588
		5,242,638
Media – 6.3%
Comcast Corp.	15,200	841,320
Liberty Global plc, Class C (a)	30,050	1,336,324
The Walt Disney Co.	12,900	1,178,802
Twenty-First Century Fox, Inc.,
Class A	47,070	1,622,973
		4,979,419
Oil, Gas & Consumable Fuels – 2.3%
Concho Resources, Inc. (a)	7,013	764,627
Williams Cos., Inc.	19,600	1,087,996
		1,852,623
Pharmaceuticals – 2.6%
AbbVie, Inc.	21,400	1,358,044
Zoetis, Inc.	17,950	667,022
		2,025,066
Professional Services – 1.1%
Nielsen NV	19,600	832,804
Real Estate Investment Trusts (REITs) – 1.7%
American Tower Corp.	14,000	1,365,000
Road & Rail – 4.1%
Union Pacific Corp.	27,800	3,237,309
Semiconductors & Semiconductor Equipment – 2.3%
Applied Materials, Inc.	43,900	969,751
ARM Holdings plc ADR	20,000	854,200
		1,823,951
Software – 5.1%
Salesforce.com, Inc. (a)	27,800	1,778,922
ServiceNow, Inc. (a)	11,000	747,230
Splunk, Inc. (a)	6,800	449,344
Workday, Inc., Class A (a)	10,600	1,012,088
		3,987,584
Specialty Retail – 1.2%
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	8,100	978,561

See notes to financial statements.	HSBC PORTFOLIOS 47

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Common Stocks, continued

	Shares	Value ($)
Technology Hardware, Storage & Peripherals – 5.1%
Apple, Inc.	37,500	4,050,000
Textiles, Apparel & Luxury Goods – 3.4%
Michael Kors Holdings Ltd. (a)	8,125	638,544
NIKE, Inc., Class B	17,900	1,664,163
Under Armour, Inc. (a)	6,400	419,712
		2,722,419
Wireless Telecommunication Services – 1.5%
SBA Communications Corp.,
Class A (a)	10,800	1,213,164
TOTAL COMMON STOCKS
(COST $56,864,329)		77,754,088

Investment Company – 1.7%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	1,319,919	1,319,919
TOTAL INVESTMENT COMPANY
(COST $1,319,919)		1,319,919
TOTAL INVESTMENT SECURITIES
(COST $58,184,248) – 100.2%		79,074,007
____________________

Percentages indicated are based on net assets of $78,931,445.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2014.

ADR - American Depositary Receipt

48 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2014

Common Stocks – 95.8%

	Shares	Value ($)
Aerospace & Defense – 2.1%
BE Aerospace, Inc. (a)	28,490	2,121,081
TransDigm Group, Inc.	13,595	2,542,672
		4,663,753
Airlines – 0.5%
JetBlue Airways Corp. (a)	97,840	1,129,074
Banks – 1.7%
First Republic Bank	75,590	3,849,799
Biotechnology – 5.0%
Aegerion Pharmaceuticals, Inc. (a)	108,470	2,190,009
ARIAD Pharmaceuticals, Inc. (a)	81,270	484,369
Cubist Pharmaceuticals, Inc. (a)	78,570	5,679,826
Medivation, Inc. (a)	26,630	2,814,791
		11,168,995
Capital Markets – 1.7%
Raymond James Financial, Inc.	66,840	3,751,729
Chemicals – 6.3%
Cytec Industries, Inc.	15,260	711,574
Huntsman Corp.	132,010	3,221,044
PolyOne Corp.	91,130	3,372,721
Rockwood Holdings, Inc.	44,310	3,407,881
RPM, Inc.	71,590	3,243,027
		13,956,247
Communications Equipment – 4.7%
Aruba Networks, Inc. (a)	155,740	3,360,869
Juniper Networks, Inc.	132,850	2,799,150
Palo Alto Networks, Inc. (a)	40,370	4,267,109
		10,427,128
Construction Materials – 1.8%
Eagle Materials, Inc.	20,830	1,821,167
Martin Marietta Materials, Inc.	19,225	2,247,787
		4,068,954
Containers & Packaging – 1.8%
Packaging Corp. of America	56,230	4,053,058
Diversified Consumer Services – 1.7%
Nord Anglia Education, Inc. (a)	40,030	683,712
Service Corp. International	137,690	3,011,280
		3,694,992
Diversified Financial Services – 1.2%
CBOE Holdings, Inc.	44,090	2,598,665
Electrical Equipment – 1.0%
Hubbell, Inc., Class B	19,980	2,265,932
Electronic Equipment, Instruments & Components – 1.0%
Ingram Micro, Inc. (a)	79,880	2,143,979
Energy Equipment & Services – 1.1%
Rowan Cos. plc, Class A	100,450	2,437,922
Health Care Equipment & Supplies – 4.6%
Align Technology, Inc. (a)	67,470	3,550,271
Spectranetics Corp. (a)	87,410	2,777,016
Wright Medical Group, Inc. (a)	121,300	3,835,506
		10,162,793
Health Care Providers & Services – 5.6%
Brookdale Senior Living, Inc. (a)	100,570	3,390,215
Community Health Systems, Inc. (a)	95,610	5,255,681
MWI Veterinary Supply, Inc. (a)	22,340	3,790,092
		12,435,988
Health Care Technology – 1.6%
Allscripts Healthcare Solutions,
Inc. (a)	252,380	3,462,654
Hotels, Restaurants & Leisure – 1.5%
Jack in the Box, Inc.	45,920	3,262,157
Household Durables – 4.0%
Harman International Industries, Inc.	20,430	2,192,956
Jarden Corp. (a)	64,655	4,208,394
Tempur Sealy International, Inc. (a)	48,220	2,538,301
		8,939,651
Insurance – 1.4%
Genworth Financial, Inc., Class A (a)	226,410	3,167,476
Internet Software & Services – 0.8%
Pandora Media, Inc. (a)	89,190	1,719,583
IT Services – 2.5%
Total System Services, Inc.	79,690	2,692,725
VeriFone Systems, Inc. (a)	76,080	2,834,741
		5,527,466
Life Sciences Tools & Services – 1.5%
Mettler-Toledo International, Inc. (a)	12,750	3,295,493
Machinery – 3.7%
Lincoln Electric Holdings, Inc.	33,200	2,406,336
The Timken Co.	90,020	3,869,960
WABCO Holdings, Inc. (a)	19,690	1,917,412
		8,193,708
Media – 0.9%
Nexstar Broadcasting Group, Inc.,
Class A	44,590	2,011,901
Metals & Mining – 0.7%
TimkenSteel Corp.	40,440	1,641,055
Oil, Gas & Consumable Fuels – 5.4%
CONSOL Energy, Inc.	98,310	3,617,808
Denbury Resources, Inc.	208,630	2,587,012
Tesoro Corp.	81,420	5,814,202
		12,019,022

See notes to financial statements.	HSBC PORTFOLIOS 49

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Common Stocks, continued

	Shares	Value ($)
Pharmaceuticals – 4.0%
Jazz Pharmaceuticals plc (a)	32,585	5,501,651
Salix Pharmaceuticals Ltd. (a)	24,135	3,471,820
		8,973,471
Professional Services – 3.3%
IHS, Inc., Class A (a)	30,680	4,020,000
Robert Half International, Inc.	61,910	3,391,430
		7,411,430
Real Estate Investment Trusts (REITs) – 1.3%
Starwood Property Trust, Inc.	124,470	2,808,043
Real Estate Management & Development – 1.9%
Jones Lang LaSalle, Inc.	30,720	4,153,651
Road & Rail – 2.4%
Genesee & Wyoming, Inc. (a)	54,370	5,230,394
Semiconductors & Semiconductor Equipment – 1.6%
On Semiconductor Corp. (a)	289,020	2,395,976
Skyworks Solutions, Inc.	3,030	176,467
Synaptics, Inc. (a)	15,030	1,028,503
		3,600,946
Software – 3.2%
Infoblox, Inc. (a)	27,710	447,239
QLIK Technologies, Inc. (a)	93,560	2,652,426
ServiceNow, Inc. (a)	58,840	3,997,002
		7,096,667
Specialty Retail – 8.0%
Asbury Automotive Group, Inc. (a)	31,560	2,210,462
Restoration Hardware Holdings,
Inc. (a)	41,190	3,308,381
Signet Jewelers Ltd.	28,380	3,405,884
Ulta Salon, Cosmetics & Fragrance,
Inc. (a)	31,850	3,847,800
Urban Outfitters, Inc. (a)	91,890	2,789,780
Williams-Sonoma, Inc.	36,214	2,354,996
		17,917,303
Textiles, Apparel & Luxury Goods – 2.0%
Deckers Outdoor Corp. (a)	28,860	2,524,096
Kate Spade & Co. (a)	68,610	1,861,389
		4,385,485
Trading Companies & Distributors – 2.5%
United Rentals, Inc. (a)	23,860	2,626,032
WESCO International, Inc. (a)	36,910	3,041,753
		5,667,785
TOTAL COMMON STOCKS
(COST $182,109,273)		213,294,349

Investment Company – 3.8%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	8,456,084	8,456,084
TOTAL INVESTMENT COMPANY
(COST $8,456,084)		8,456,084
TOTAL INVESTMENT SECURITIES
(COST $190,565,357) – 99.6%		221,750,433
____________________

Percentages indicated are based on net assets of $222,581,175.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2014.

50 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of October 31, 2014

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$79,074,007	$221,750,433
Dividends receivable	20,824	30,746
Receivable for investments sold	570,960	3,152,302
Prepaid expenses	639	1,326
Total Assets	79,666,430	224,934,807

Liabilities:
Payable for investments purchased	676,883	2,177,186
Accrued expenses and other liabilities:
Investment Management	36,590	143,876
Administration	1,526	4,304
Compliance Services	26	74
Accounting	14	62
Custodian	5,044	7,878
Trustee	92	333
Other	14,810	19,919
Total Liabilities	734,985	2,353,632

Applicable to investors’ beneficial interest	$78,931,445	$222,581,175
Total Investments, at cost	$58,184,248	$190,565,357

See notes to financial statements.	HSBC PORTFOLIOS 51

HSBC PORTFOLIOS

Statements of Operations—For the year ended October 31, 2014

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$656,199	$1,158,968
Foreign tax withholding	(1,637)	—
Total Investment Income	654,562	1,158,968

Expenses:
Investment Management	476,486	1,819,094
Administration	25,371	67,532
Accounting	41,574	41,780
Professional	21,084	25,554
Compliance Services	879	2,326
Custodian	19,122	30,191
Trustee	2,939	7,681
Other	3,874	10,932
Total Expenses	591,329	2,005,090

Net Investment Income (Loss)	$63,233	$(846,122)

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities	16,100,579	48,125,818
Change in unrealized appreciation/depreciation on investments	(4,167,672)	(20,630,917)

Net realized/unrealized gains/(losses) on investments	11,932,907	27,494,901
Change In Net Assets Resulting From Operations	$11,996,140	$26,648,779

52 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013
Investment Activities:
Operations:
Net investment income (loss)	$63,233	$393,103	$(846,122)	$324,060
Net realized gains (losses) from investments	16,100,579	12,024,769	48,125,818	24,604,589
Change in unrealized appreciation/depreciation
on investments	(4,167,672)	11,744,016	(20,630,917)	30,628,121
Change in net assets resulting from operations	11,996,140	24,161,888	26,648,779	55,556,770
Proceeds from contributions	6,730,596	5,010,619	17,143,763	37,719,433
Value of withdrawals	(28,479,757)	(19,506,375)	(48,280,031)	(16,266,064)
Change in net assets resulting from transactions
in investors’ beneficial interest	(21,749,161)	(14,495,756)	(31,136,268)	21,453,369
Change in net assets	(9,753,021)	9,666,132	(4,487,489)	77,010,139

Net Assets:
Beginning of period	88,684,466	79,018,334	227,068,664	150,058,525
End of period	$78,931,445	$88,684,466	$222,581,175	$227,068,664

See notes to financial statements.	HSBC PORTFOLIOS 53

HSBC PORTFOLIOS
Financial Highlights

		Ratios/Supplementary Data
					Ratio of
				Ratio of Net	Expenses
			Ratio of Net	Investment	to Average
		Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total	End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return	(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2010	20.34%	$98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%	105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%	79,018	0.71%	0.13%	0.71%	53%
Year Ended October 31, 2013	32.84%	88,684	0.69%	0.46%	0.69%	75%
Year Ended October 31, 2014	15.22%	78,931	0.69%	0.07%	0.69%	68%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2010	28.74%	$139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%	141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%	150,059	0.91%	0.15%	0.91%	59%
Year Ended October 31, 2013	34.84%	227,069	0.89%	0.17%	0.89%	70%
Year Ended October 31, 2014	12.26%	222,581	0.88%	(0.37)%	0.88%	66%

54 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2014

1. Organization:

The HSBC Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and HSBC Funds (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the Portfolio Trust in relation to net assets or on another reasonable basis.

HSBC PORTFOLIOS       55

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2014 (continued)

Federal Income Taxes:

Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies. On August 12, 2014, the Growth Portfolio was left with only one remaining feeder fund after the withdrawal of the other feeder funds from the partnership. Going forward, the former partnership will be a disregarded entity for U.S. federal income tax purposes and the operations of that former entity will be taxed in the hands of the sole remaining feeder fund.

Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Portfolios determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Portfolio Trust’s policy is intended to result in a calculation of a Portfolio’s net asset value “NAV” that fairly reflects security values as of the

56       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2014 (continued)

time of pricing, the Portfolio Trust cannot ensure that fair values determined would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

For the year ended October 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2014 in valuing the Portfolios’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks	77,754,088	—	—	77,754,088
Investment Company	1,319,919	—	—	1,319,919
Total Investment Securities	79,074,007	—	—	79,074,007

Opportunity Portfolio
Investment Securities:
Common Stocks	213,294,349	—	—	213,294,349
Investment Company	8,456,084	—	—	8,456,084
Total Investment Securities	221,750,433	—	—	221,750,433

4. Related Party Transactions and Other Agreements:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, LLC. (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

HSBC PORTFOLIOS        57

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2014 (continued)

Administration:

HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the funds of the HSBC Funds and HSBC Advisor Funds Trust that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Funds Trust, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $294,367 for the year ended October 31, 2014, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses that, is accrued daily and paid monthly.

Independent Trustees:

The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2014 were as follows:

	Purchases ($)	Sales ($)
Growth Portfolio	57,696,756	79,629,767
Opportunity Portfolio	147,565,997	179,226,815

58       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2014 (continued)

For the year ended October 31, 2014, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

At October 31, 2014, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Growth Portfolio	59,034,130	21,558,274	(1,518,397)	20,039,877
Opportunity Portfolio	190,983,351	39,119,141	(8,352,059)	30,767,082
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Change in Auditor (Unaudited):

On December 16, 2014, the Board of Trustees of the Trusts, upon the recommendation of the Audit Committee of the Board of Trustees, determined not to retain KPMG LLP (“KPMG”) and approved a change of the Funds’ independent registered public accounting firm to PricewaterhouseCoopers LLP (“PwC”) for the fiscal year ending October 31, 2015. For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended October 31, 2014 and October 31, 2013, and through December 23, 2014 (the date of KPMG’s audit opinion on the October 31, 2014 financial statements), there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the Funds fiscal years ended October 31, 2014 and October 31, 2013, and the interim period ended December 23, 2014, neither the Registrant nor anyone on its behalf consulted PwC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

8. Subsequent Events:

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

HSBC PORTFOLIOS       59

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
HSBC Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Portfolios – HSBC Growth Portfolio and HSBC Opportunity Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2014

60       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Investment Adviser Contract Approval

Winslow Capital Management, LLC (“Winslow”) serves as the sub-adviser of the HSBC Growth Portfolio (the “Portfolio”). Nuveen Investments, Inc., the parent company of Winslow, was recently acquired by TIAA-CREF. This acquisition resulted in a change of control of Winslow and an automatic termination of the previous subadvisory agreement (the “Old Agreement”) with Winslow under the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(a) of the 1940 Act generally requires that a new written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Fund. However, HSBC Funds and HSBC Portfolios (collectively, the “Trusts”) have received an order from the U.S. Securities and Exchange Commission that allows a new sub-advisory contract to be adopted with the approval of the Boards of Trustees of the Trusts (the “Board”) and the approval of the Trustees who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”), but without shareholder approval. A summary of the material factors considered by the Independent Trustees and the Board in connection with approving the new sub-advisory agreement (the “New Agreement”) with Winslow for the Fund during the annual period ended October 31, 2014 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Approval of New Sub-Advisory Agreement

The Board, including the Independent Trustees, at an in-person meeting held on September 23, 2014, unanimously approved the New Agreement. The Board considered its historical experience with Winslow’s capabilities and resources, as well as its evaluation of Winslow in connection with previous contract review processes under Section 15(c) of the 1940 Act, including the contract review processes that culminated in the approval of the Old Agreement (the “Prior Contract Review Processes”). The Board also discussed the comprehensive review of the performance of the Portfolio and Winslow in connection with the contract review processes that will occur at its December 15-16, 2014 meeting. In addition, the Board considered representations from HSBC Global Asset Management (USA) Inc. (“HSBC”) and Winslow that the change of control of Winslow is not expected to have a material impact on the nature and quality of services provided by Winslow, and that Nuveen had agreed to pay all of the Portfolio’s expenses incurred as a result of the change of control of Winslow.

In determining whether it was appropriate to approve the New Agreement, the Board requested and received information that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, some of which was provided during the Prior Contract Review Processes, and was advised by independent legal counsel with respect to its deliberations. This information included, among other things, information about: (1) the services that Winslow provides; (2) the personnel who provide such services; (3) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (4) trading practices of Winslow; (5) fees received or to be received by Winslow, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (6) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Lipper; (7) the profitability of Winslow; and (8) compliance-related matters pertaining to Winslow. Counsel to the Trust and counsel to the Independent Trustees were present. The Independent Trustees also met in executive session with their counsel.

Nature, Extent, and Quality of Services Provided by Winslow. The Independent Trustees considered the nature, quality and extent of the investment advisory services provided by Winslow. In this regard, during the Prior Contract Review Processes, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by Winslow and its portfolio management team, as well as Winslow’s experience and the quality of its compliance program, among other factors.

Investment Performance of Winslow. The Independent Trustees considered the investment performance of the Portfolio over various periods of time, as well as to comparable funds and one or more benchmark indices. During the Prior Contract Review Processes, the Independent Trustees noted that the Portfolio’s performance had improved relative to its peers over the prior year, although it was not in the top quintile as compared to its competitor funds, and discussed the fact that the Portfolio was slightly more volatile than its competitor funds, but was receiving only marginal returns for that volatility.

HSBC PORTFOLIOS       61

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

Costs of Services and Profits Realized by Winslow. The Independent Trustees considered the costs of the services provided by Winslow and the expense ratios of the Portfolio more generally. During the Prior Contract Review Processes, the Independent Trustees further considered: (1) the costs of the services provided by Winslow; (2) the relative portions of the total advisory fees paid to Winslow and retained by HSBC in its capacity as the Funds’ investment manager; (3) the services provided by HSBC and Winslow; and (4) Winslow’s fee structure and any applicable breakpoints.

Other Relevant Considerations. During the Prior Contract Review Processes, the Independent Trustees also considered the extent to which Winslow had achieved economies of scale, whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s shareholders and, if so, the extent to which the Portfolio’s shareholders may benefit from these economies of scale.

In approving the New Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors. The Independent Trustees evaluated all information available to them. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the New Agreement.

62       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Table of Shareholder Expenses — as of October 31, 2014 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Growth Portfolio	$1,000.00	$1,270.70	$3.89	0.68%
Opportunity Portfolio	1,000.00	1,155.80	4.84	0.89%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Growth Portfolio	$1,000.00	$1,021.78	$3.47	0.68%
Opportunity Portfolio	1,000.00	1,020.72	4.53	0.89%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC PORTFOLIOS       63

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Other Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	22	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member of Dresdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998 – 2000)	22	Trustee, Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	22	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	22	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 69	Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	22	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 51	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), 2008-2011; Client Service, Business Development and Marketing Group, FFTW (1999-2008)	22	None
____________________

*	Includes the HSBC Funds, the HSBC Advisor Funds Trust and the HSBC Portfolios.

64       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 56	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 55	Treasurer	One year; 2014 to present	Senior Vice President, Citi (2010 - present); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial & Operations Principal, GE Asset Management Inc. (2005 – 2010)

HEATHER MELITO-DEZAN* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 37	Secretary	One year; 2014 to present	Assistant Vice President, Regulatory Administration, Citi (2013 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 55	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Rhodes, Ms. Melito-Dezan, and Mr. Schmidt also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC PORTFOLIOS       65

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

66       HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-WS-1214	12/14

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2014

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

HSBC Family of Funds
Annual Report - October 31, 2014

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Statements of Assets and Liabilities	8
Statements of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Other Federal Income Tax Information	25
Table of Shareholder Expenses	26
HSBC Portfolios
Portfolio Composition	28
Schedules of Portfolio Investments
HSBC Growth Portfolio	29
HSBC Opportunity Portfolio	31
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights	36
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	42
Investment Adviser Contract Approval	43
Table of Shareholder Expenses	45
Board of Trustees and Officers	46
Other Information	48

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the U.S. and Canada).

Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 23 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E Ratio means high projected earnings in the future.

Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The United States posted strong results for the 12-month period between November 1, 2013 and October 31, 2014. Healthy corporate profits and an improving employment picture helped drive strong economic growth in the U.S. and push equity markets to record highs. A different story played out globally, however, with the economies of Japan, China, and the eurozone struggling against significant economic headwinds. Geopolitical turmoil, particularly in the Ukraine and the Middle East, also weighed on global markets. The U.S. economy was one of the few economic bright spots for the period.

Equity markets benefited from the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%. Fears of a premature end to the Fed’s stimulus efforts led to some market volatility early in the period. The Fed Chairman Janet Yellen, who succeeded Ben Bernanke in February, eased those fears after suggesting that any increase in rates would be measured. Investors were reassured by the Fed’s plan to gradually phase out its large-scale bond-buying program by the end of October.

Despite the strong growth, the U.S. economy faced a number of economic headwinds during the period, including a loss of momentum in the housing market recovery, continued weakness in wage growth, and a harsh winter that contributed to a decline in U.S. gross domestic product1 (“GDP”) growth in the first quarter of 2014.

Economic indicators weakened during the first quarter of 2014, which dragged on markets and essentially erased equity gains from earlier in the period. Markets bounced back enough to post modest gains for the first half of the period, through April 30, 2014, however. The muted market response was a result of data showing slowed growth in manufacturing activity, meager improvements in the labor market and poor retail sales. The culmination of the negative indicators came with news that the U.S. economy had shrunk significantly during the first quarter of 2014—contracting at a 2.1% annualized rate.

GDP growth rebounded strongly in the second and third quarters of 2014, posting annualized growth rates of 4.6% and 3.9%, respectively. Economic conditions improved for the second half of the 12-month period as data showed significant improvements in retail sales, home sales, job growth, industrial output and consumer confidence. Progress in these areas generally continued through the end of the period, though important signs of economic weakness remained, such as a slowing rate of home price increases and lower-than-expected job growth. In particular, a large number of workers remain underemployed and reliant on part-time and lower paying jobs.

Outside of the U.S., developed economies faced major economic challenges. Japanese markets experienced volatility as the nation’s central bank pushed forward a plan to revive its economy. A steep increase in Japan’s consumption tax last spring dealt a severe economic blow, leading to a 1.8% decrease in GDP growth for the second quarter of 2014. Economic growth in eurozone economies also slowed dramatically due to high unemployment, decreasing industrial production and other disappointing economic indicators.

Economic conditions deteriorated in many emerging markets during the period. The leading drivers of those declines included geopolitical instability and concerns that tighter monetary policy in the U.S. would negatively impact emerging economies. China’s economy experienced a dramatic slowdown as a slumping real estate market and weak demand led to its lowest level of GDP growth in five years. While not unexpected, the slowdown in China acted as a drag on global economic growth. Meanwhile, Russia’s annexation of Ukraine’s Crimea region created much uncertainty in global markets. Western sanctions and a plummet in the value of the ruble contributed to substantial losses for Russian stocks.

Market Review

The period began with strong gains for U.S. equities. This climb continued through the end of 2013 only to give way to a market sell-off in late January 2014 that was triggered by slowing growth in emerging markets. The prospect of higher interest rates and declining global liquidity fed fears that slowing global economic growth could put a drag on U.S. markets. Robust corporate earnings in the U.S. helped stocks reverse directions in the following months, and positive economic data on housing, manufacturing and employment helped sustain the momentum. Broad market indices posted gains during each quarter of the period. Price-to-Earnings1 ratios also rose throughout the period, as investors grew more confident about the economic outlook.

U.S. small- and mid-cap stocks underperformed large-cap stocks during the period, and emerging markets equities slightly outpaced those of developed economies. The Russell 2000® Index1 of small-company stocks returned 8.06% during the 12 months through October 31, 2014, while the Russell 1000® Index1 returned 16.78%. The MSCI EM Index1 returned 0.98%, while the MSCI World Index returned 9.25%.

Stocks in many developed economies remained largely flat, with the U.S. being a notable exception. Equities in both Japan and Europe ended the 12-month period essentially where they had been at its start. The MSCI EAFE Index1 of international stocks in developed markets posted a -0.17% return. In the U.S., the S&P 500 Index1 of large-company stocks returned 17.27%. Each of the 10 sectors of the index shared in those gains.

Fixed-income markets made modest gains during the period. The yield curve flattened due to expectations that the Fed would move to raise interest rates, and over broader concerns about the health of the global economy. The expectation that short-term rates would soon rise created upward pressure on short-term bond yields.

Meanwhile, the slowdown in major global economies generally made the U.S. economy more attractive to risk-averse investors, which drove up prices on U.S. long-term bonds and caused yields to drop. The flight to quality also led to a strengthening of the U.S. dollar. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 4.14% for the 12-month period ended October 2014, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 5.82%.

Fixed-income markets in Europe rallied throughout the period, fueled by the European Central Bank’s bond-buying program and its efforts to lower interest rates. The Barclay’s Euro Aggregate Bond Index returned 8.80%. Emerging markets bonds also ended the period significantly higher as the J.P. Morgan Emerging Markets Bond Index Global returned 7.20%.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
HSBC Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by Clark J. Winslow, CEO/Portfolio Manager
Justin H. Kelly, CFA, CIO/Portfolio Manager
Patrick M. Burton, CFA, Managing Director/Portfolio Manager
Winslow Capital Management, LLC

The HSBC Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high-quality companies with market capitalizations generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, LLC as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2014, the Fund returned 14.59% (without sales charge) for the Class A Shares and 14.94% for the Class I Shares. That compared to a 17.11% total return for the Russell 1000® Growth Index1, the Fund’s primary performance benchmark, and a 15.29% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

The U.S. economy continued to gain strength during the period, outpacing many other developed economies. U.S. equities performed well during the period due in part to strong corporate earnings growth and investors’ growing confidence in the strength of the economic recovery. Investors were also encouraged by signs—including continued low inflation—that the Fed was not likely to raise interest rates in the near term.

The Fund performed well in that environment. However, the Fund lagged its benchmark for the period. Individual stock selection was one of the largest detractors from relative performance. In particular, the Fund was hurt by underperforming investments in a global coffee chain that experienced weaker-than-expected same-store sales, and a beauty products retailer that underwent a management change and a revision to its long-term strategic plan.†

An overweight position in the consumer discretionary sector also detracted from relative performance. The sector lagged the benchmark as investors remained concerned about the potential for consumer spending to decline in the wake of harsh winter weather and a lack of significant wage growth among consumers.†

Stock selection in the industrial sector was the top contributor to the Fund’s relative performance. In particular, holdings of an airline and a railroad transportation company boosted returns, with the latter benefiting from higher-than-expected rail volumes and strong pricing power. An underweight position in the consumer staples sector also contributed to relative performance, as such stocks did not perform well during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Growth Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[6]
	Inception
As of October 31, 2014	Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Growth Fund Class A1	5/7/04[5]	8.88	15.22	8.91	1.33	1.20
HSBC Growth Fund Class B2	5/7/04[5]	9.83	15.55	8.98	2.08	1.95
HSBC Growth Fund Class C3	5/7/04[5]	12.77	15.54	8.66	2.08	1.95
HSBC Growth Fund Class I	5/7/04[5]	14.94	16.71	9.74	1.08	0.95
Russell 1000® Growth Index[4]	—	17.11	17.43	9.05	N/A	N/A
Lipper Large-Cap Growth Funds Average[4]	—	15.29	15.71	8.25	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	The HSBC Growth Fund was initially offered for purchase effective May 7, 2004; however, no shareholder activity occurred until May 10, 2004.
6	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2015. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Advisor)
(Class I Shares)
HSBC Opportunity Fund
(Class A Shares, Class B Shares and Class C Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (collectively the “Fund”) seek long-term growth of capital by investing in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2014, the Class I Shares of the HSBC Opportunity Fund (Advisor) produced a 12.16% total return, and the Class A Shares of the Fund produced a 11.57% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 10.24% and 10.43%, respectively.

Portfolio Performance

U.S. equities posted strong returns for the period and rallied to historic highs late in the period. The U.S. equity market was a bright spot as many global markets sagged under the weight of sluggish economic growth and geopolitical issues. Investors also remained focused on risk, showing a preference for more stable and tested companies and aversion to speculation, which helped larger cap stocks outperform their smaller cap counterparts.

Defensive sectors such as health care and telecommunications performed well during the period while economically sensitive sectors such as information technology, consumer discretionary and industrials lagged the broader market. The energy sector was among the worst performing sectors as oil prices declined amid economic weakness in Europe and Asia and increased supply from the U.S.

The Fund outperformed its benchmark due in large part to strong stock selection, particularly in the information technology sector. An electronic payment services company was the sector’s top performer due in part to better-than-expected quarterly earnings for five quarters in a row. An underweight position in the overall IT sector also contributed to relative performance as it lagged the broader market.†

Stock selection in the financial sector was another positive contributor. Though the sector experienced volatility during the period due to uncertainty about when the Fed would raise short-term interest rates, the Fund benefited from strong individual selection among financial stocks. In particular, holdings of a global real estate and investment management services provider helped relative returns. The Fund’s investments within the industrial sector also helped boost relative returns.†

The health care sector was the only detractor from the Fund’s relative returns. Despite posting strong absolute returns, the Fund’s sector holdings in the health care sector lagged the benchmark’s holdings. An overweight position to the sector was not enough to overcome the impact of stock selection, especially in the biotechnology subsector. One notable underperformer was a biopharmaceutical company whose stock price suffered from weaker-than-expected sales of its lead product.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

The charts above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[5]
	Inception
As of October 31, 2014	Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	6.02	17.84	11.40	2.01	1.65
HSBC Opportunity Fund Class B2	1/6/98	6.88	18.17	11.47	2.76	2.40
HSBC Opportunity Fund Class C3	11/4/98	9.68	18.19	11.14	2.76	2.40
HSBC Opportunity Fund Class I†	9/3/96	12.16	19.66	12.45	0.99	0.99
Russell 2500™ Growth Index[4]	—	10.24	19.20	10.26	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	10.43	17.00	9.23	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

†	The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC Opportunity Fund.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	Reflects the expense ratios as reported in the prospectus dated February 28, 2014. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2015. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2014

	Growth Fund	Opportunity Fund	Opportunity Fund (Advisor)
Assets:
Investments in Affiliated Portfolios	78,931,445	17,288,352	205,292,823
Receivable for capital shares issued	1,440	2,582	77,608
Receivable from Investment Adviser	—	5,074	—
Prepaid expenses	19,310	11,294	11,558
Total Assets	78,952,195	17,307,302	205,381,989

Liabilities:
Payable for capital shares redeemed	68,912	10,048	87,320
Accrued expenses and other liabilities:
Investment Management	17,593	—	—
Administration	1,573	348	4,100
Distribution fees	656	706	—
Shareholder Servicing	3,765	8,294	—
Compliance Services	18	3	74
Accounting	2	1	1
Transfer Agent	5,002	4,187	3,831
Trustee	92	16	314
Other	25,229	17,872	49,795
Total Liabilities	122,842	41,475	145,435
Net Assets	$78,829,353	$17,265,827	$205,236,554

Composition of Net Assets:
Capital	47,181,364	11,786,651	134,062,560
Accumulated net investment income (loss)	(191,800)	(62,315)	(587,018)
Accumulated net realized gains (losses) from investments	10,950,030	3,242,971	42,885,372
Net unrealized appreciation/depreciation on investments	20,889,759	2,298,520	28,875,640
Net Assets	$78,829,353	$17,265,827	$205,236,554

Net Assets:
Class A Shares	$13,503,932	$16,109,803	$—
Class B Shares	309,528	334,431	—
Class C Shares	763,980	821,593	—
Class I Shares	64,251,913	—	205,236,554
Total	$78,829,353	$17,265,827	$205,236,554

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	611,218	1,256,019	—
Class B Shares	16,091	35,163	—
Class C Shares	39,413	83,809	—
Class I Shares	2,839,124	—	11,750,909

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$22.09	$12.83	$—
Class B Shares(a)	$19.24	$9.51	$—
Class C Shares(a)	$19.38	$9.80	$—
Class I Shares	$22.63	$—	$17.47
Maximum Sales Charge:
Class A Shares	5.00%	5.00%	—%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$23.25	$13.51	$—
____________________

(a)	Redemption Price per share varies by length of time shares are held.

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2014

	Growth Fund	Opportunity Fund	Opportunity Fund (Advisor)
Investment Income:
Investment Income from Affiliated Portfolios	$616,571	$86,255	$1,060,976
Expenses from Affiliated Portfolios	(557,622)	(147,877)	(1,834,518)
Total Investment Income	58,949	(61,622)	(773,542)

Expenses:
Administration:
Class A Shares	3,282	3,911	—
Class B Shares	96	102	—
Class C Shares	186	214	—
Class I Shares	16,751	—	52,558
Distribution:
Class B Shares	2,850	3,032	—
Class C Shares	5,524	6,347	—
Shareholder Servicing:
Class A Shares	32,445	38,710	—
Class B Shares	950	1,011	—
Class C Shares	1,841	2,116	—
Accounting	24,002	19,002	9,001
Compliance Services	815	167	2,133
Printing	19,275	4,540	44,676
Audit	18,725	18,725	18,725
Transfer Agent	83,672	52,435	78,880
Trustee	2,726	536	7,031
Registration fees	30,680	16,960	15,308
Other	12,302	4,440	24,086
Total expenses before fee reductions	256,122	172,248	252,398
Fees voluntarily reduced by Investment Adviser	—	(16,740)	—
Fees contractually reduced by Investment Adviser	(6,785)	(34,544)	—
Net Expenses	249,337	120,964	252,398

Net Investment Income (Loss)	(190,388)	(182,586)	(1,025,940)

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments	12,286,957	3,388,218	43,323,713
Change in unrealized appreciation/depreciation on investments	(838,892)	(1,436,875)	(18,084,143)

Net realized/unrealized gains (losses) on investments	11,448,065	1,951,343	25,239,570
Change In Net Assets Resulting From Operations	$11,257,677	$1,768,757	$24,213,630
____________________

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund		Opportunity Fund
	For the year ended October 31, 2014	For the year ended October 31, 2013	For the year ended October 31, 2014	For the year ended October 31, 2013
Investment Activities:
Operations:
Net investment income (loss)	$(190,388)	$111,870	$(182,586)	$(72,706)
Net realized gains (losses) from investments	12,286,957	9,661,220	3,388,218	1,860,103
Change in unrealized appreciation/depreciation
on investments	(838,892)	11,851,661	(1,436,875)	2,027,660
Change in net assets resulting from operations	11,257,677	21,624,751	1,768,757	3,815,057

Dividends:
Net investment income:
Class I Shares	—	(77,975)	—	—
Net realized gains:
Class A Shares	(1,473,999)	(789,480)	(1,492,680)	(613,652)
Class B Shares	(61,772)	(47,389)	(63,060)	(37,922)
Class C Shares	(91,036)	(38,688)	(103,788)	(41,509)
Class I Shares	(7,953,745)	(4,180,730)	—	—
Change in net assets resulting from
shareholder dividends	(9,580,552)	(5,134,262)	(1,659,528)	(693,083)
Change in net assets resulting from
capital transactions	(5,327,302)	(4,356,680)	1,706,742	1,079,236
Change in net assets	(3,650,177)	12,133,809	1,815,971	4,201,210

Net Assets:
Beginning of period	82,479,530	70,345,721	15,449,856	11,248,646
End of period	$78,829,353	$82,479,530	$17,265,827	$15,449,856
Accumulated net investment income (loss)	$(191,800)	$(99,109)	$(62,315)	$2,125

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		Opportunity Fund
	For the year ended October 31, 2014	For the year ended October 31, 2013	For the year ended October 31, 2014	For the year ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$496,557	$513,267	$1,938,423	$3,386,291
Dividends reinvested	1,426,628	760,894	1,468,888	601,275
Value of shares redeemed	(1,492,047)	(2,349,534)	(1,701,878)	(2,790,702)
Class A Shares capital transactions	431,138	(1,075,373)	1,705,433	1,196,864

Class B Shares:
Proceeds from shares issued	—	18,851	—	22,345
Dividends reinvested	61,488	47,204	63,060	37,922
Value of shares redeemed	(228,368)	(290,302)	(190,960)	(182,066)
Class B Shares capital transactions	(166,880)	(224,247)	(127,900)	(121,799)

Class C Shares:
Proceeds from shares issued	195,573	51,639	219,440	365,351
Dividends reinvested	89,319	38,495	102,306	41,448
Value of shares redeemed	(126,331)	(81,414)	(192,537)	(402,628)
Class C Shares capital transactions	158,561	8,720	129,209	4,171

Class I Shares:
Proceeds from shares issued	12,675,493	9,187,688	—	—
Dividends reinvested	7,911,912	4,246,858	—	—
Value of shares redeemed	(26,337,526)	(16,500,326)	—	—
Class I Shares capital transactions	(5,750,121)	(3,065,780)	—	—
Change in net assets resulting from capital transactions	$(5,327,302)	$(4,356,680)	$1,706,742	$1,079,236

SHARE TRANSACTIONS:
Class A Shares:
Issued	24,260	27,668	154,943	295,105
Reinvested	70,451	45,103	121,096	59,888
Redeemed	(70,856)	(125,574)	(135,770)	(246,880)
Change in Class A Shares	23,855	(52,803)	140,269	108,113

Class B Shares:
Issued	—	1,163	—	2,603
Reinvested	3,464	3,120	6,968	4,862
Redeemed	(12,832)	(17,588)	(20,434)	(21,126)
Change in Class B Shares	(9,368)	(13,305)	(13,466)	(13,661)

Class C Shares:
Issued	10,381	3,117	22,638	40,827
Reinvested	4,996	2,526	10,965	5,175
Redeemed	(6,864)	(4,667)	(19,935)	(42,252)
Change in Class C Shares	8,513	976	13,668	3,750

Class I Shares:
Issued	602,647	491,350	—	—
Reinvested	382,218	247,171	—	—
Redeemed	(1,244,759)	(859,037)	—	—
Change in Class I Shares	(259,894)	(120,516)	—	—
See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the year ended October 31, 2014	For the year ended October 31, 2013
Investment Activities:
Operations:
Net investment income (loss)	$(1,025,940)	$113,802
Net realized gains (losses) from investments	43,323,713	22,059,925
Change in unrealized appreciation/depreciation on investments	(18,084,143)	28,194,578
Change in net assets resulting from operations	24,213,630	50,368,305

Dividends:
Net investment income:
Class I Shares	(433,947)	—
Net realized gains:
Class I Shares	(21,203,571)	(6,472,825)
Change in net assets resulting from shareholder dividends	(21,637,518)	(6,472,825)
Change in net assets resulting from capital transactions	(5,660,696)	29,328,028
Change in net assets	(3,084,584)	73,223,508

Net Assets:
Beginning of period	208,321,138	135,097,630
End of period	$205,236,554	$208,321,138
Accumulated net investment income (loss)	$(587,018)	$152,233

12 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the year ended October 31, 2014	For the year ended October 31, 2013
CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	$23,221,586	$43,552,792
Dividends reinvested	21,593,694	6,463,988
Value of shares redeemed	(50,475,976)	(20,688,752)
Class I Shares capital transactions	(5,660,696)	29,328,028
Change in net assets resulting from capital transactions	$(5,660,696)	$29,328,028

SHARE TRANSACTIONS:
Class I Shares:
Issued	1,349,096	2,895,000
Reinvested	1,308,790	478,814
Redeemed	(2,969,584)	(1,392,961)
Change in Class I Shares	(311,698)	1,980,853

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC GROWTH FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
Growth Fund
CLASS A SHARES
Year Ended October 31, 2010	$12.54	$(0.07)	$2.55	$2.48	$—	$—	$—	$15.02	19.78	%(d),(e)	$16,452	1.20%	(0.54	)%(d)	1.23%	89%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	—	16.59	10.45	%(e)	15,349	1.18%	(0.45)%		1.18%	56%
Year Ended October 31, 2012	16.59	(0.06)	1.16	1.10	—	—	—	17.69	6.63	%(e)	11,327	1.20%	(0.36)%		1.27%	53%
Year Ended October 31, 2013	17.69	(0.01)	5.34	5.33	—	(1.29)	(1.29)	21.73	32.24	%(e)	12,761	1.20%	(0.05)%		1.21%	75%
Year Ended October 31, 2014	21.73	(0.09)	3.03	2.94	—	(2.58)	(2.58)	22.09	14.59%		13,504	1.20%	(0.44)%		1.21%	68%
CLASS B SHARES
Year Ended October 31, 2010	11.60	(0.16)	2.36	2.20	—	—	—	13.80	18.97	%(d),(e)	1,213	1.95%	(1.28	)%(d)	1.98%	89%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	—	15.13	9.64	%(e)	962	1.93%	(1.19)%		1.93%	56%
Year Ended October 31, 2012	15.13	(0.17)	1.06	0.89	—	—	—	16.02	5.88	%(e)	621	1.95%	(1.10)%		2.03%	53%
Year Ended October 31, 2013	16.02	(0.12)	4.75	4.63	—	(1.29)	(1.29)	19.36	31.16	%(e)	493	1.95%	(0.72)%		1.96%	75%
Year Ended October 31, 2014	19.36	(0.21)	2.67	2.46	—	(2.58)	(2.58)	19.24	13.81%		310	1.95%	(1.17)%		1.96%	68%
CLASS C SHARES
Year Ended October 31, 2010	11.68	(0.17)	2.38	2.21	—	—	—	13.89	18.92	%(d),(e)	184	1.95%	(1.30	)%(d)	1.99%	89%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	—	15.23	9.65	%(e)	251	1.94%	(1.21)%		1.94%	56%
Year Ended October 31, 2012	15.23	(0.18)	1.07	0.89	—	—	—	16.12	5.84	%(e)	482	1.95%	(1.14)%		2.03%	53%
Year Ended October 31, 2013	16.12	(0.14)	4.80	4.66	—	(1.29)	(1.29)	19.49	31.15	%(e)	602	1.95%	(0.81)%		1.96%	75%
Year Ended October 31, 2014	19.49	(0.22)	2.69	2.47	—	(2.58)	(2.58)	19.38	13.76%		764	1.95%	(1.19)%		1.96%	68%
CLASS I SHARES
Year Ended October 31, 2010	12.65	(0.04)	2.58	2.54	—	—	—	15.19	20.08	%(d),(e)	49,474	0.95%	(0.30	)%(d)	0.99%	89%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	—	16.83	10.80	%(e)	57,222	0.94%	(0.22)%		0.94%	56%
Year Ended October 31, 2012	16.83	(0.02)	1.18	1.16	—	—	—	17.99	6.89	%(e)	57,916	0.95%	(0.12)%		1.04%	53%
Year Ended October 31, 2013	17.99	0.04	5.42	5.46	(0.02)	(1.29)	(1.31)	22.14	32.49	%(e)	68,624	0.95%	0.20%		0.96%	75%
Year Ended October 31, 2014	22.14	(0.04)	3.11	3.07	—	(2.58)	(2.58)	22.63	14.94%		64,252	0.95%	(0.18)%		0.96%	68%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund’ established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and .02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(e)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.28%, 0.12% and 0.16% for the years ended October 31, 2010, 2011, 2012 and 2013, respectively.
Amounts designated as “-” are $0 or have been rounded to $0.

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
Opportunity Fund
CLASS A SHARES
Year Ended October 31, 2010	$7.56	$(0.09)	$2.20	$2.11	$—	$—	$9.67	27.91	%(d),(e)	$11,282	1.55%	(1.00	)%(d)	2.07%	68%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	(0.16)	(0.16)	10.63	11.59	%(e)	11,145	1.55%	(0.62)%		1.85%	69%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	(1.56)	(1.56)	10.13	12.08	%(e)	10,204	1.55%	(0.51)%		2.20%	59%
Year Ended October 31, 2013	10.13	(0.06)	3.34	3.28	(0.63)	(0.63)	12.78	34.02	%(e)	14,259	1.55%	(0.49)%		2.01%	70%
Year Ended October 31, 2014	12.78	(0.13)	1.53	1.40	(1.35)	(1.35)	12.83	11.57%		16,110	1.55%	(1.04)%		1.86%	66%
CLASS B SHARES
Year Ended October 31, 2010	6.37	(0.13)	1.85	1.72	—	—	8.09	27.00	%(d),(e)	658	2.30%	(1.78	)%(d)	2.86%	68%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	(0.16)	(0.16)	8.80	10.75	%(e)	536	2.30%	(1.36)%		2.64%	69%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	(1.56)	(1.56)	8.01	11.15	%(e)	499	2.30%	(1.25)%		2.99%	59%
Year Ended October 31, 2013	8.01	(0.11)	2.60	2.49	(0.63)	(0.63)	9.87	33.10	%(e)	480	2.30%	(1.24)%		2.77%	70%
Year Ended October 31, 2014	9.87	(0.16)	1.15	0.99	(1.35)	(1.35)	9.51	10.74%		334	2.30%	(1.74)%		2.60%	66%
CLASS C SHARES
Year Ended October 31, 2010	6.49	(0.13)	1.89	1.76	—	—	8.25	27.12	%(d),(e)	341	2.30%	(1.75	)%(d)	2.86%	68%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	(0.16)	(0.16)	8.98	10.79	%(e)	437	2.30%	(1.38)%		2.64%	69%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	(1.56)	(1.56)	8.21	11.14	%(e)	545	2.30%	(1.19)%		3.03%	59%
Year Ended October 31, 2013	8.21	(0.11)	2.67	2.56	(0.63)	(0.63)	10.14	33.15	%(e)	711	2.30%	(1.21)%		2.76%	70%
Year Ended October 31, 2014	10.14	(0.17)	1.18	1.01	(1.35)	(1.35)	9.80	10.64%		822	2.30%	(1.77)%		2.61%	66%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.10%, 0.10% and 0.13% for the years ended October 31, 2010, 2011, 2012 and 2013, respectively.
Amounts designated as “-” are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC OPPORTUNITY FUND (ADVISOR)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
Opportunity Fund (Advisor)
CLASS I SHARES
Year Ended October 31, 2010	$9.93	$(0.06)	$2.90	$2.84	$—	$—	$—	$12.77	28.60	%(d),(e)	$117,064	1.01%	(0.46	)%(d)	1.01%	68%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	—	(0.31)	(0.31)	14.02	12.25	%(e)	122,017	1.01%	(0.07)%		1.01%	69%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	—	(2.07)	(2.07)	13.40	12.50	%(e)	135,098	1.08%	(0.01)%		1.08%	59%
Year Ended October 31, 2013	13.40	0.01	4.47	4.48	—	(0.61)	(0.61)	17.27	34.70	%(e)	208,321	0.99%	0.07%		0.99%	70%
Year Ended October 31, 2014	17.27	(0.08)	2.07	1.99	(0.04)	(1.75)	(1.79)	17.47	12.16%		205,237	1.00%	(0.49)%		1.00%	66%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund’ established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for Class I Shares.

(e)

The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.10%, 0.10% and 0.13% for the years ended October 31, 2010, 2011, 2012 and 2013, respectively.

Amounts designated as “-” are $0 or have been rounded to $0.

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014

1. Organization:

The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of October 31, 2014, the Trust is composed of 15 separate operational funds and the Advisor Trust is composed of one operational fund, each a series of the HSBC Family of Funds, which also includes the HSBC Portfolios (the “Portfolio Trust”) (collectively the “Trusts”). The accompanying financial statements are presented for the following three funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust:

Fund	Short Name	Trust
HSBC Growth Fund	Growth Fund	Trust
HSBC Opportunity Fund	Opportunity Fund	Trust
HSBC Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust

All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolio (as defined below).

		Proportionate
		Ownership
		Interest on
Fund	Respective Portfolio	October 31, 2014 (%)
HSBC Growth Fund	HSBC Growth Portfolio	100.0
HSBC Opportunity Fund	HSBC Opportunity Portfolio	7.8
HSBC Opportunity Fund (Advisor)	HSBC Opportunity Portfolio	92.2

The HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Opportunity Fund (Advisor) offers one class of shares: Class I Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Class B Shares of the Funds may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

HSBC FAMILY OF FUNDS       17

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

     Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

     The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class-specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class-specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed semi annually in the case of the Funds.

The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

18       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets
●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     The Funds record their investments in their respective Portfolios at fair value, which is typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included elsewhere in this report.

     For the year ended October 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The following is a summary of the valuation inputs used as of October 31, 2014 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Fund
Investments:
Affiliated Portfolio(a)	—	78,931,445	—	78,931,445
Total Investments	—	78,931,445	—	78,931,445
Opportunity Fund
Investments:
Affiliated Portfolio(a)	—	17,288,352	—	17,288,352
Total Investments	—	17,288,352	—	17,288,352
Opportunity Fund (Advisor)
Investments:
Affiliated Portfolio(a)	—	205,292,823	—	205,292,823
Total Investments	—	205,292,823	—	205,292,823
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used to value these instruments are categorized as Level 2.

HSBC FAMILY OF FUNDS       19

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate as set forth above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $294,367 for the year ended October 31, 2014, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the year ended October 31, 2014, Foreside, as Distributor, also received $178,373, $0 and $45,200 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $45, $0 and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

20       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan will not exceed in the aggregate 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and the Advisor Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

Fee Reductions:

     The Investment Adviser has contractually agreed to limit, through March 1, 2015, the annual total expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributed to a Fund’s investment in investment companies of certain Funds. Each affected Fund Class has its own expense limitation based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10

HSBC FAMILY OF FUNDS       21

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2014, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2014, the repayments that may potentially be made by the Funds are as follows:

Fund	2017 ($)	2016 ($)	2015 ($)	Total ($)
Growth Fund	6,785	5,267	65,181	77,233
Opportunity Fund	34,544	46,445	65,241	146,230
____________________

* The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2014 totaled:

Fund	Contributions ($)	Withdrawals ($)
Growth Fund	6,062,146	21,178,770
Opportunity Fund	1,457,398	1,547,887
Opportunity Fund (Advisor)	15,181,249	42,562,882

6. Federal Income Tax Information:

     The tax character of dividends paid by the Funds for the tax year ended October 31, 2014 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Growth Fund	848,249	8,732,303	9,580,552	—	9,580,552
Opportunity Fund	29,031	1,630,497	1,659,528	—	1,659,528
Opportunity Fund (Advisor)	2,223,373	19,414,145	21,637,518	—	21,637,518

The tax character of dividends paid by the Funds for the tax year ended October 31, 2013 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Growth Fund	77,975	5,056,287	5,134,262	—	5,134,262
Opportunity Fund	—	693,083	693,083	—	693,083
Opportunity Fund (Advisor)	—	6,472,825	6,472,825	—	6,472,825
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

22       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2014 (continued)

     Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2014, the following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending October 31, 2015.

Late Year
Ordinary Losses ($)
Growth Fund	191,800
Opportunity Fund	62,566
Opportunity Fund (Advisor)	586,257

     As of the tax year ended October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated	Unrealized	Total
	Undistributed	Undistributed	Long Term			Capital and	Appreciation/	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	(Depreciation)	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)	Losses ($)	($)(1)	(Deficit) ($)
Growth Fund	—	—	11,799,912	11,799,912	—	(191,800)	20,039,877	31,647,989
Opportunity Fund	572,115	—	2,737,364	3,309,479	—	(62,566)	2,232,263	5,479,176
Opportunity Fund
(Advisor)	8,144,106	—	34,813,856	42,957,962	—	(586,257)	28,802,289	71,173,994
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

7. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8. Change in Auditor (Unaudited):

     On December 16, 2014, the Board of Trustees of the Trusts, upon the recommendation of the Audit Committee of the Board of Trustees, determined not to retain KPMG LLP (“KPMG”) and approved a change of the Funds’ independent registered public accounting firm to PricewaterhouseCoopers LLP (“PwC”) for the fiscal year ending October 31, 2015. For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended October 31, 2014 and October 31, 2013, and through December 23, 2014 (the date of KPMG’s audit opinion on the October 31, 2014 financial statements), there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the Funds fiscal years ended October 31, 2014 and October 31, 2013, and the interim period ended December 23, 2014, neither the Registrant nor anyone on its behalf consulted PwC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

9. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

HSBC FAMILY OF FUNDS       23

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of HSBC Funds and
HSBC Advisor Funds Trust:

We have audited the accompanying statements of assets and liabilities of HSBC Growth Fund, HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (the Funds), as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the transfer agent of the HSBC Portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2014

24       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2014 (Unaudited)

During the year ended October 31, 2014, the following Funds declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
Growth Fund	848,249	8,732,303
Opportunity Fund	29,031	1,630,496
Opportunity Fund (Advisor)	2,219,625	19,414,145

For the year ended October 31, 2014, the following percentages of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends
Received
Deduction (%)
Growth Fund	79.96
Opportunity Fund	100.00
Opportunity Fund (Advisor)	73.21

For the year ended October 31, 2014, dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV:

Qualified
Dividend
Income (%)
Growth Fund	72.47
Opportunity Fund	100.00
Opportunity Fund (Advisor)	78.17

HSBC FAMILY OF FUND       25

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2014 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and /or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Growth Fund	Class A Shares	$1,000.00	$1,128.80	$6.44	1.20%
	Class B Shares	1,000.00	1,124.50	10.44	1.95%
	Class C Shares	1,000.00	1,124.10	10.44	1.95%
	Class I Shares	1,000.00	1,130.40	5.10	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,046.50	8.00	1.55%
	Class B Shares	1,000.00	1,041.60	11.84	2.30%
	Class C Shares	1,000.00	1,041.40	11.83	2.30%
Opportunity Fund (Advisor)	Class I Shares	1,000.00	1,049.10	5.16	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

26       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2014 (Unaudited)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Growth Fund	Class A Shares	$1,000.00	$1,019.16	$6.11	1.20%
	Class B Shares	1,000.00	1,015.38	9.91	1.95%
	Class C Shares	1,000.00	1,015.38	9.91	1.95%
	Class I Shares	1,000.00	1,020.42	4.84	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,017.39	7.88	1.55%
	Class B Shares	1,000.00	1,013.61	11.67	2.30%
	Class C Shares	1,000.00	1,013.61	11.67	2.30%
Opportunity Fund (Advisor)	Class I Shares	1,000.00	1,020.16	5.09	1.00%
________________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       27

Portfolio Reviews
Portfolio Composition* October 31, 2014 (Unaudited)

HSBC Growth Portfolio

Percentage of
Investment Allocation	Investments at Value (%)
Internet Software & Services	14.0
Biotechnology	11.6
IT Services	6.6
Media	6.3
Technology Hardware, Storage & Peripherals	5.1
Internet & Catalog Retail	5.1
Software	5.0
Hotels, Restaurants & Leisure	4.8
Road & Rail	4.1
Health Care Providers & Services	3.8
Textiles, Apparel & Luxury Goods	3.4
Aerospace & Defense	2.9
Chemicals	2.8
Pharmaceuticals	2.6
Capital Markets	2.5
Semiconductors & Semiconductor Equipment	2.3
Oil, Gas & Consumable Fuels	2.3
Food & Staples Retailing	2.2
Investment Companies	1.7
Real Estate Investment Trusts (REITs)	1.7
Wireless Telecommunication Services	1.5
Airlines	1.3
Consumer Finance	1.3
Specialty Retail	1.2
Health Care Technology	1.2
Industrial Conglomerates	1.1
Professional Services	1.1
Auto Components	0.5
Total	100.0

HSBC Opportunity Portfolio

Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	8.1
Chemicals	6.3
Health Care Providers & Services	5.6
Oil, Gas & Consumable Fuels	5.4
Biotechnology	5.0
Communications Equipment	4.7
Health Care Equipment & Supplies	4.6
Household Durables	4.0
Pharmaceuticals	4.0
Investment Companies	3.8
Machinery	3.7
Professional Services	3.3
Software	3.2
IT Services	2.5
Trading Companies & Distributors	2.6
Road & Rail	2.4
Aerospace & Defense	2.1
Textiles, Apparel & Luxury Goods	2.0
Real Estate Management & Development	1.9
Containers & Packaging	1.8
Construction Materials	1.8
Diversified Consumer Services	1.7
Banks	1.7
Capital Markets	1.7
Health Care Technology	1.6
Life Sciences Tools & Services	1.5
Hotels, Restaurants & Leisure	1.5
Insurance	1.4
Real Estate Investment Trusts (REITs)	1.3
Semiconductors & Semiconductor Equipment	1.6
Diversified Financial Services	1.2
Energy Equipment & Services	1.1
Electrical Equipment	1.0
Electronic Equipment, Instruments &
Components	1.0
Media	0.9
Internet Software & Services	0.8
Metals & Mining	0.7
Airlines	0.5
Total	100.0
____________________

* Portfolio composition is subject to change.

28       HSBC PORTFOLIOS

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2014

Common Stocks – 98.5%

	Shares	Value ($)
Aerospace & Defense – 2.9%
Honeywell International, Inc.	13,500	1,297,620
Precision Castparts Corp.	4,445	981,012
		2,278,632
Airlines – 1.3%
Delta Air Lines, Inc.	24,800	997,704
Auto Components – 0.5%
BorgWarner, Inc.	6,500	370,630
Biotechnology – 11.7%
Alexion Pharmaceuticals, Inc. (a)	8,315	1,591,158
Amgen, Inc.	10,170	1,649,371
Biogen Idec, Inc. (a)	4,785	1,536,368
Celgene Corp. (a)	22,100	2,366,689
Gilead Sciences, Inc. (a)	18,400	2,060,800
		9,204,386
Capital Markets – 2.5%
BlackRock, Inc.	3,170	1,081,319
Morgan Stanley	26,000	908,700
		1,990,019
Chemicals – 2.8%
Ecolab, Inc.	7,350	817,541
Monsanto Co.	12,300	1,414,992
		2,232,533
Consumer Finance – 1.3%
American Express Co.	11,000	989,450
Food & Staples Retailing – 2.2%
Costco Wholesale Corp.	6,300	840,231
CVS Health Corp.	10,750	922,458
		1,762,689
Health Care Providers & Services – 3.8%
McKesson Corp.	7,880	1,602,871
UnitedHealth Group, Inc.	14,600	1,387,146
		2,990,017
Health Care Technology – 1.2%
Cerner Corp. (a)	15,300	969,102
Hotels, Restaurants & Leisure – 4.8%
Chipotle Mexican Grill, Inc. (a)	1,355	864,490
Hilton Worldwide Holdings, Inc. (a)	36,500	921,260
MGM Resorts International (a)	25,000	581,250
Starbucks Corp.	18,700	1,412,972
		3,779,972
Industrial Conglomerates – 1.1%
Danaher Corp.	11,160	897,264
Internet & Catalog Retail – 5.1%
Amazon.com, Inc. (a)	2,920	891,943
Netflix, Inc. (a)	1,640	644,143
The Priceline Group, Inc. (a)	1,740	2,098,805
TripAdvisor, Inc. (a)	4,405	390,547
		4,025,438
Internet Software & Services – 13.9%
Alibaba Group Holding Ltd. ADR (a)	10,900	1,074,740
Baidu, Inc., ADR (a)	8,900	2,125,053
Costar Group, Inc. (a)	3,810	613,753
Facebook, Inc., Class A (a)	20,820	1,561,292
Google, Inc., Class A (a)	2,825	1,604,233
Google, Inc. (a)	2,830	1,582,196
LinkedIn Corp., Class A (a)	6,600	1,511,136
Twitter, Inc. (a)	21,300	883,311
		10,955,714
IT Services – 6.6%
Cognizant Technology Solutions Corp.,
Class A (a)	15,500	757,175
MasterCard, Inc., Class A	18,100	1,515,875
Visa, Inc., Class A	12,300	2,969,588
		5,242,638
Media – 6.3%
Comcast Corp.	15,200	841,320
Liberty Global plc, Class C (a)	30,050	1,336,324
The Walt Disney Co.	12,900	1,178,802
Twenty-First Century Fox, Inc.,
Class A	47,070	1,622,973
		4,979,419
Oil, Gas & Consumable Fuels – 2.3%
Concho Resources, Inc. (a)	7,013	764,627
Williams Cos., Inc.	19,600	1,087,996
		1,852,623
Pharmaceuticals – 2.6%
AbbVie, Inc.	21,400	1,358,044
Zoetis, Inc.	17,950	667,022
		2,025,066
Professional Services – 1.1%
Nielsen NV	19,600	832,804
Real Estate Investment Trusts (REITs) – 1.7%
American Tower Corp.	14,000	1,365,000
Road & Rail – 4.1%
Union Pacific Corp.	27,800	3,237,309
Semiconductors & Semiconductor Equipment – 2.3%
Applied Materials, Inc.	43,900	969,751
ARM Holdings plc ADR	20,000	854,200
		1,823,951
Software – 5.1%
Salesforce.com, Inc. (a)	27,800	1,778,922
ServiceNow, Inc. (a)	11,000	747,230
Splunk, Inc. (a)	6,800	449,344
Workday, Inc., Class A (a)	10,600	1,012,088
		3,987,584
Specialty Retail – 1.2%
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	8,100	978,561

See notes to financial statements.	HSBC PORTFOLIOS 29

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Common Stocks, continued

	Shares	Value ($)
Technology Hardware, Storage & Peripherals – 5.1%
Apple, Inc.	37,500	4,050,000
Textiles, Apparel & Luxury Goods – 3.4%
Michael Kors Holdings Ltd. (a)	8,125	638,544
NIKE, Inc., Class B	17,900	1,664,163
Under Armour, Inc. (a)	6,400	419,712
		2,722,419
Wireless Telecommunication Services – 1.5%
SBA Communications Corp.,
Class A (a)	10,800	1,213,164
TOTAL COMMON STOCKS
(COST $56,864,329)		77,754,088

Investment Company – 1.7%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	1,319,919	1,319,919
TOTAL INVESTMENT COMPANY
(COST $1,319,919)		1,319,919
TOTAL INVESTMENT SECURITIES
(COST $58,184,248) – 100.2%		79,074,007
____________________

Percentages indicated are based on net assets of $78,931,445.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2014.

ADR - American Depositary Receipt

30 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2014

Common Stocks – 95.8%

	Shares	Value ($)
Aerospace & Defense – 2.1%
BE Aerospace, Inc. (a)	28,490	2,121,081
TransDigm Group, Inc.	13,595	2,542,672
		4,663,753
Airlines – 0.5%
JetBlue Airways Corp. (a)	97,840	1,129,074
Banks – 1.7%
First Republic Bank	75,590	3,849,799
Biotechnology – 5.0%
Aegerion Pharmaceuticals, Inc. (a)	108,470	2,190,009
ARIAD Pharmaceuticals, Inc. (a)	81,270	484,369
Cubist Pharmaceuticals, Inc. (a)	78,570	5,679,826
Medivation, Inc. (a)	26,630	2,814,791
		11,168,995
Capital Markets – 1.7%
Raymond James Financial, Inc.	66,840	3,751,729
Chemicals – 6.3%
Cytec Industries, Inc.	15,260	711,574
Huntsman Corp.	132,010	3,221,044
PolyOne Corp.	91,130	3,372,721
Rockwood Holdings, Inc.	44,310	3,407,881
RPM, Inc.	71,590	3,243,027
		13,956,247
Communications Equipment – 4.7%
Aruba Networks, Inc. (a)	155,740	3,360,869
Juniper Networks, Inc.	132,850	2,799,150
Palo Alto Networks, Inc. (a)	40,370	4,267,109
		10,427,128
Construction Materials – 1.8%
Eagle Materials, Inc.	20,830	1,821,167
Martin Marietta Materials, Inc.	19,225	2,247,787
		4,068,954
Containers & Packaging – 1.8%
Packaging Corp. of America	56,230	4,053,058
Diversified Consumer Services – 1.7%
Nord Anglia Education, Inc. (a)	40,030	683,712
Service Corp. International	137,690	3,011,280
		3,694,992
Diversified Financial Services – 1.2%
CBOE Holdings, Inc.	44,090	2,598,665
Electrical Equipment – 1.0%
Hubbell, Inc., Class B	19,980	2,265,932
Electronic Equipment, Instruments & Components – 1.0%
Ingram Micro, Inc. (a)	79,880	2,143,979
Energy Equipment & Services – 1.1%
Rowan Cos. plc, Class A	100,450	2,437,922
Health Care Equipment & Supplies – 4.6%
Align Technology, Inc. (a)	67,470	3,550,271
Spectranetics Corp. (a)	87,410	2,777,016
Wright Medical Group, Inc. (a)	121,300	3,835,506
		10,162,793
Health Care Providers & Services – 5.6%
Brookdale Senior Living, Inc. (a)	100,570	3,390,215
Community Health Systems, Inc. (a)	95,610	5,255,681
MWI Veterinary Supply, Inc. (a)	22,340	3,790,092
		12,435,988
Health Care Technology – 1.6%
Allscripts Healthcare Solutions,
Inc. (a)	252,380	3,462,654
Hotels, Restaurants & Leisure – 1.5%
Jack in the Box, Inc.	45,920	3,262,157
Household Durables – 4.0%
Harman International Industries, Inc.	20,430	2,192,956
Jarden Corp. (a)	64,655	4,208,394
Tempur Sealy International, Inc. (a)	48,220	2,538,301
		8,939,651
Insurance – 1.4%
Genworth Financial, Inc., Class A (a)	226,410	3,167,476
Internet Software & Services – 0.8%
Pandora Media, Inc. (a)	89,190	1,719,583
IT Services – 2.5%
Total System Services, Inc.	79,690	2,692,725
VeriFone Systems, Inc. (a)	76,080	2,834,741
		5,527,466
Life Sciences Tools & Services – 1.5%
Mettler-Toledo International, Inc. (a)	12,750	3,295,493
Machinery – 3.7%
Lincoln Electric Holdings, Inc.	33,200	2,406,336
The Timken Co.	90,020	3,869,960
WABCO Holdings, Inc. (a)	19,690	1,917,412
		8,193,708
Media – 0.9%
Nexstar Broadcasting Group, Inc.,
Class A	44,590	2,011,901
Metals & Mining – 0.7%
TimkenSteel Corp.	40,440	1,641,055
Oil, Gas & Consumable Fuels – 5.4%
CONSOL Energy, Inc.	98,310	3,617,808
Denbury Resources, Inc.	208,630	2,587,012
Tesoro Corp.	81,420	5,814,202
		12,019,022

See notes to financial statements.	HSBC PORTFOLIOS 31

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Common Stocks, continued

	Shares	Value ($)
Pharmaceuticals – 4.0%
Jazz Pharmaceuticals plc (a)	32,585	5,501,651
Salix Pharmaceuticals Ltd. (a)	24,135	3,471,820
		8,973,471
Professional Services – 3.3%
IHS, Inc., Class A (a)	30,680	4,020,000
Robert Half International, Inc.	61,910	3,391,430
		7,411,430
Real Estate Investment Trusts (REITs) – 1.3%
Starwood Property Trust, Inc.	124,470	2,808,043

Real Estate Management & Development – 1.9%
Jones Lang LaSalle, Inc.	30,720	4,153,651

Road & Rail – 2.4%
Genesee & Wyoming, Inc. (a)	54,370	5,230,394

Semiconductors & Semiconductor Equipment – 1.6%
On Semiconductor Corp. (a)	289,020	2,395,976
Skyworks Solutions, Inc.	3,030	176,467
Synaptics, Inc. (a)	15,030	1,028,503
		3,600,946
Software – 3.2%
Infoblox, Inc. (a)	27,710	447,239
QLIK Technologies, Inc. (a)	93,560	2,652,426
ServiceNow, Inc. (a)	58,840	3,997,002
		7,096,667
Specialty Retail – 8.0%
Asbury Automotive Group, Inc. (a)	31,560	2,210,462
Restoration Hardware Holdings,
Inc. (a)	41,190	3,308,381
Signet Jewelers Ltd.	28,380	3,405,884
Ulta Salon, Cosmetics & Fragrance,
Inc. (a)	31,850	3,847,800
Urban Outfitters, Inc. (a)	91,890	2,789,780
Williams-Sonoma, Inc.	36,214	2,354,996
		17,917,303
Textiles, Apparel & Luxury Goods – 2.0%
Deckers Outdoor Corp. (a)	28,860	2,524,096
Kate Spade & Co. (a)	68,610	1,861,389
		4,385,485
Trading Companies & Distributors – 2.5%
United Rentals, Inc. (a)	23,860	2,626,032
WESCO International, Inc. (a)	36,910	3,041,753
		5,667,785
TOTAL COMMON STOCKS
(COST $182,109,273)		213,294,349

Investment Company – 3.8%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	8,456,084	8,456,084
TOTAL INVESTMENT COMPANY
(COST $8,456,084)		8,456,084
TOTAL INVESTMENT SECURITIES
(COST $190,565,357) – 99.6%		221,750,433
____________________

Percentages indicated are based on net assets of $222,581,175.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2014.

32 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of October 31, 2014

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$79,074,007	$221,750,433
Dividends receivable	20,824	30,746
Receivable for investments sold	570,960	3,152,302
Prepaid expenses	639	1,326
Total Assets	79,666,430	224,934,807

Liabilities:
Payable for investments purchased	676,883	2,177,186
Accrued expenses and other liabilities:
Investment Management	36,590	143,876
Administration	1,526	4,304
Compliance Services	26	74
Accounting	14	62
Custodian	5,044	7,878
Trustee	92	333
Other	14,810	19,919
Total Liabilities	734,985	2,353,632

Applicable to investors’ beneficial interest	$78,931,445	$222,581,175
Total Investments, at cost	$58,184,248	$190,565,357

See notes to financial statements.	HSBC PORTFOLIOS 33

HSBC PORTFOLIOS

Statements of Operations—For the year ended October 31, 2014

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$656,199	$1,158,968
Foreign tax withholding	(1,637)	—
Total Investment Income	654,562	1,158,968

Expenses:
Investment Management	476,486	1,819,094
Administration	25,371	67,532
Accounting	41,574	41,780
Professional	21,084	25,554
Compliance Services	879	2,326
Custodian	19,122	30,191
Trustee	2,939	7,681
Other	3,874	10,932
Total Expenses	591,329	2,005,090

Net Investment Income (Loss)	$63,233	$(846,122)

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities	16,100,579	48,125,818
Change in unrealized appreciation/depreciation on investments	(4,167,672)	(20,630,917)

Net realized/unrealized gains/(losses) on investments	11,932,907	27,494,901
Change In Net Assets Resulting From Operations	$11,996,140	$26,648,779

34 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013
Investment Activities:
Operations:
Net investment income (loss)	$63,233	$393,103	$(846,122)	$324,060
Net realized gains (losses) from investments	16,100,579	12,024,769	48,125,818	24,604,589
Change in unrealized appreciation/depreciation
on investments	(4,167,672)	11,744,016	(20,630,917)	30,628,121
Change in net assets resulting from operations	11,996,140	24,161,888	26,648,779	55,556,770
Proceeds from contributions	6,730,596	5,010,619	17,143,763	37,719,433
Value of withdrawals	(28,479,757)	(19,506,375)	(48,280,031)	(16,266,064)
Change in net assets resulting from transactions
in investors’ beneficial interest	(21,749,161)	(14,495,756)	(31,136,268)	21,453,369
Change in net assets	(9,753,021)	9,666,132	(4,487,489)	77,010,139

Net Assets:
Beginning of period	88,684,466	79,018,334	227,068,664	150,058,525
End of period	$78,931,445	$88,684,466	$222,581,175	$227,068,664

See notes to financial statements.	HSBC PORTFOLIOS 35

HSBC PORTFOLIOS
Financial Highlights

		Ratios/Supplementary Data
					Ratio of
				Ratio of Net	Expenses
			Ratio of Net	Investment	to Average
		Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total	End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return	(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2010	20.34%	$98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%	105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%	79,018	0.71%	0.13%	0.71%	53%
Year Ended October 31, 2013	32.84%	88,684	0.69%	0.46%	0.69%	75%
Year Ended October 31, 2014	15.22%	78,931	0.69%	0.07%	0.69%	68%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2010	28.74%	$139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%	141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%	150,059	0.91%	0.15%	0.91%	59%
Year Ended October 31, 2013	34.84%	227,069	0.89%	0.17%	0.89%	70%
Year Ended October 31, 2014	12.26%	222,581	0.88%	(0.37)%	0.88%	66%

36 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2014

1. Organization:

The HSBC Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and HSBC Funds (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the Portfolio Trust in relation to net assets or on another reasonable basis.

HSBC PORTFOLIOS       37

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2014 (continued)

Federal Income Taxes:

Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies. On August 12, 2014, the Growth Portfolio was left with only one remaining feeder fund after the withdrawal of the other feeder funds from the partnership. Going forward, the former partnership will be a disregarded entity for U.S. federal income tax purposes and the operations of that former entity will be taxed in the hands of the sole remaining feeder fund.

Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Portfolios determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Portfolio Trust’s policy is intended to result in a calculation of a Portfolio’s net asset value “NAV” that fairly reflects security values as of the

38       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2014 (continued)

time of pricing, the Portfolio Trust cannot ensure that fair values determined would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

For the year ended October 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2014 in valuing the Portfolios’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks	77,754,088	—	—	77,754,088
Investment Company	1,319,919	—	—	1,319,919
Total Investment Securities	79,074,007	—	—	79,074,007

Opportunity Portfolio
Investment Securities:
Common Stocks	213,294,349	—	—	213,294,349
Investment Company	8,456,084	—	—	8,456,084
Total Investment Securities	221,750,433	—	—	221,750,433

4. Related Party Transactions and Other Agreements:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, LLC. (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

HSBC PORTFOLIOS       39

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2014 (continued)

Administration:

HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the funds of the HSBC Funds and HSBC Advisor Funds Trust that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Funds Trust, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $294,367 for the year ended October 31, 2014, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses that, is accrued daily and paid monthly.

Independent Trustees:

The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2014 were as follows:

	Purchases ($)	Sales ($)
Growth Portfolio	57,696,756	79,629,767
Opportunity Portfolio	147,565,997	179,226,815

40       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2014 (continued)

For the year ended October 31, 2014, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

At October 31, 2014, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Growth Portfolio	59,034,130	21,558,274	(1,518,397)	20,039,877
Opportunity Portfolio	190,983,351	39,119,141	(8,352,059)	30,767,082
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Change in Auditor (Unaudited):

On December 16, 2014, the Board of Trustees of the Trusts, upon the recommendation of the Audit Committee of the Board of Trustees, determined not to retain KPMG LLP (“KPMG”) and approved a change of the Funds’ independent registered public accounting firm to PricewaterhouseCoopers LLP (“PwC”) for the fiscal year ending October 31, 2015. For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended October 31, 2014 and October 31, 2013, and through December 23, 2014 (the date of KPMG’s audit opinion on the October 31, 2014 financial statements), there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the Funds fiscal years ended October 31, 2014 and October 31, 2013, and the interim period ended December 23, 2014, neither the Registrant nor anyone on its behalf consulted PwC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

8. Subsequent Events:

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

HSBC PORTFOLIOS       41

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
HSBC Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Portfolios – HSBC Growth Portfolio and HSBC Opportunity Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2014

42       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Investment Adviser Contract Approval

Winslow Capital Management, LLC (“Winslow”) serves as the sub-adviser of the HSBC Growth Portfolio (the “Portfolio”). Nuveen Investments, Inc., the parent company of Winslow, was recently acquired by TIAA-CREF. This acquisition resulted in a change of control of Winslow and an automatic termination of the previous subadvisory agreement (the “Old Agreement”) with Winslow under the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(a) of the 1940 Act generally requires that a new written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Fund. However, HSBC Funds and HSBC Portfolios (collectively, the “Trusts”) have received an order from the U.S. Securities and Exchange Commission that allows a new sub-advisory contract to be adopted with the approval of the Boards of Trustees of the Trusts (the “Board”) and the approval of the Trustees who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”), but without shareholder approval. A summary of the material factors considered by the Independent Trustees and the Board in connection with approving the new sub-advisory agreement (the “New Agreement”) with Winslow for the Fund during the annual period ended October 31, 2014 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Approval of New Sub-Advisory Agreement

The Board, including the Independent Trustees, at an in-person meeting held on September 23, 2014, unanimously approved the New Agreement. The Board considered its historical experience with Winslow’s capabilities and resources, as well as its evaluation of Winslow in connection with previous contract review processes under Section 15(c) of the 1940 Act, including the contract review processes that culminated in the approval of the Old Agreement (the “Prior Contract Review Processes”). The Board also discussed the comprehensive review of the performance of the Portfolio and Winslow in connection with the contract review processes that will occur at its December 15-16, 2014 meeting. In addition, the Board considered representations from HSBC Global Asset Management (USA) Inc. (“HSBC”) and Winslow that the change of control of Winslow is not expected to have a material impact on the nature and quality of services provided by Winslow, and that Nuveen had agreed to pay all of the Portfolio’s expenses incurred as a result of the change of control of Winslow.

In determining whether it was appropriate to approve the New Agreement, the Board requested and received information that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, some of which was provided during the Prior Contract Review Processes, and was advised by independent legal counsel with respect to its deliberations. This information included, among other things, information about: (1) the services that Winslow provides; (2) the personnel who provide such services; (3) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (4) trading practices of Winslow; (5) fees received or to be received by Winslow, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (6) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Lipper; (7) the profitability of Winslow; and (8) compliance-related matters pertaining to Winslow. Counsel to the Trust and counsel to the Independent Trustees were present. The Independent Trustees also met in executive session with their counsel.

Nature, Extent, and Quality of Services Provided by Winslow. The Independent Trustees considered the nature, quality and extent of the investment advisory services provided by Winslow. In this regard, during the Prior Contract Review Processes, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by Winslow and its portfolio management team, as well as Winslow’s experience and the quality of its compliance program, among other factors.

Investment Performance of Winslow. The Independent Trustees considered the investment performance of the Portfolio over various periods of time, as well as to comparable funds and one or more benchmark indices. During the Prior Contract Review Processes, the Independent Trustees noted that the Portfolio’s performance had improved relative to its peers over the prior year, although it was not in the top quintile as compared to its competitor funds, and discussed the fact that the Portfolio was slightly more volatile than its competitor funds, but was receiving only marginal returns for that volatility.

HSBC PORTFOLIOS       43

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

Costs of Services and Profits Realized by Winslow. The Independent Trustees considered the costs of the services provided by Winslow and the expense ratios of the Portfolio more generally. During the Prior Contract Review Processes, the Independent Trustees further considered: (1) the costs of the services provided by Winslow; (2) the relative portions of the total advisory fees paid to Winslow and retained by HSBC in its capacity as the Funds’ investment manager; (3) the services provided by HSBC and Winslow; and (4) Winslow’s fee structure and any applicable breakpoints.

Other Relevant Considerations. During the Prior Contract Review Processes, the Independent Trustees also considered the extent to which Winslow had achieved economies of scale, whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s shareholders and, if so, the extent to which the Portfolio’s shareholders may benefit from these economies of scale.

In approving the New Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors. The Independent Trustees evaluated all information available to them. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the New Agreement.

44       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of October 31, 2014 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Growth Portfolio	$1,000.00	$1,270.70	$3.89	0.68%
Opportunity Portfolio	1,000.00	1,155.80	4.84	0.89%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Growth Portfolio	$1,000.00	$1,021.78	$3.47	0.68%
Opportunity Portfolio	1,000.00	1,020.72	4.53	0.89%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC PORTFOLIOS       45

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Other Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	22	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member of Dresdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998 – 2000)	22	Trustee, Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2008 to present	Private Investor (2000-present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	22	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003-2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	22	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 69	Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	22	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 51	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), 2008-2011; Client Service, Business Development and Marketing Group, FFTW (1999-2008)	22	None
____________________

*       Includes the HSBC Funds, the HSBC Advisor Funds Trust and the HSBC Portfolios.

46       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 56	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 55	Treasurer	One year; 2014 to present	Senior Vice President, Citi (2010 - present); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial & Operations Principal, GE Asset Management Inc. (2005 – 2010)

HEATHER MELITO-DEZAN* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 37	Secretary	One year; 2014 to present	Assistant Vice President, Regulatory Administration, Citi (2013 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 55	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Rhodes, Ms. Melito-Dezan, and Mr. Schmidt also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC PORTFOLIOS       47

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

48       HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-RTL-1214	12/14

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2014

EMERGING MARKET FUNDS	Class A	Class I	Class S
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX	HBESX
HSBC Emerging Markets Local Debt Fund	HBMAX	HBMIX	HBMSX
HSBC Frontier Markets Fund	HSFAX	HSFIX	—
HSBC Total Return Fund	HTRAX	HTRIX	HTRSX
HSBC RMB Fixed Income Fund	HRMBX	HRMRX	HRMSX

HSBC Family of Funds
Annual Report - October 31, 2014

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	14

Schedules of Portfolio Investments
HSBC Emerging Markets Debt Fund	16
HSBC Emerging Markets Local Debt Fund	20
HSBC Frontier Markets Fund	26
HSBC Total Return Fund	28
HSBC RMB Fixed Income Fund	35
Statements of Assets and Liabilities	37
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	46
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	71
Other Federal Income Tax Information	72
Table of Shareholder Expenses	73
Board of Trustees and Officers	75
Other Information	77

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People’s Republic of China.

J.P. Morgan Emerging Local Markets Index Plus is an unmanaged index that tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds; loans; Eurobonds; and local market instruments.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified is an unmanaged comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the U.S. and Canada).

Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 23 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Morgan Stanley Capital International (“MSCI”) Frontier Markets Index is an unmanaged index which captures large- and mid-cap representation across 24 Frontier Markets (FM) countries. The index includes 142 constituents, covering about 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (“MSCI”) Select Frontier and Emerging Markets Capped Index is an unmanaged index and was developed by MSCI for HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FEM) Index. The MSCI FEM Index, from June 1, 2014 onwards, is a free float-adjusted market capitalization index designed to measure equity market performance in the 24 countries within the MSCI Frontier Markets Index and four small emerging market “crossover” countries (namely Colombia, Egypt, Philippines, and Peru) that are also included within the MSCI Emerging Markets Index. Prior to June 1, 2014, the MSCI FEM Index was comprised of 30 countries, including the aforementioned 24 frontier market countries and four “crossover” countries plus Qatar and UAE.

Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E Ratio means high projected earnings in the future.

Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The United States posted strong results for the 12-month period between November 1, 2013 and October 31, 2014. Healthy corporate profits and an improving employment picture helped drive strong economic growth in the U.S. and push equity markets to record highs. A different story played out globally, however, with the economies of Japan, China, and the eurozone struggling against significant economic headwinds. Geopolitical turmoil, particularly in the Ukraine and the Middle East, also weighed on global markets. The U.S. economy was one of the few economic bright spots for the period.

Equity markets benefited from the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%. Fears of a premature end to the Fed’s stimulus efforts led to some market volatility early in the period. The Fed Chairman Janet Yellen, who succeeded Ben Bernanke in February, eased those fears after suggesting that any increase in rates would be measured. Investors were reassured by the Fed’s plan to gradually phase out its large-scale bond-buying program by the end of October.

Despite the strong growth, the U.S. economy faced a number of economic headwinds during the period, including a loss of momentum in the housing market recovery, continued weakness in wage growth, and a harsh winter that contributed to a decline in U.S. gross domestic product1 (“GDP”) growth in the first quarter of 2014.

Economic indicators weakened during the first quarter of 2014, which dragged on markets and essentially erased equity gains from earlier in the period. Markets bounced back enough to post modest gains for the first half of the period, through April 30, 2014, however. The muted market response was a result of data showing slowed growth in manufacturing activity, meager improvements in the labor market and poor retail sales. The culmination of the negative indicators came with news that the U.S. economy had shrunk significantly during the first quarter of 2014—contracting at a 2.1% annualized rate.

GDP growth rebounded strongly in the second and third quarters of 2014, posting annualized growth rates of 4.6% and 3.9%, respectively. Economic conditions improved for the second half of the 12-month period as data showed significant improvements in retail sales, home sales, job growth, industrial output and consumer confidence. Progress in these areas generally continued through the end of the period, though important signs of economic weakness remained, such as a slowing rate of home price increases and lower-than-expected job growth. In particular, a large number of workers remain underemployed and reliant on part-time and lower paying jobs.

Outside of the U.S., developed economies faced major economic challenges. Japanese markets experienced volatility as the nation’s central bank pushed forward a plan to revive its economy. A steep increase in Japan’s consumption tax last spring dealt a severe economic blow, leading to a 1.8% decrease in GDP growth for the second quarter of 2014. Economic growth in eurozone economies also slowed dramatically due to high unemployment, decreasing industrial production and other disappointing economic indicators.

Economic conditions deteriorated in many emerging markets during the period. The leading drivers of those declines included geopolitical instability and concerns that tighter monetary policy in the U.S. would negatively impact emerging economies. China’s economy experienced a dramatic slowdown as a slumping real estate market and weak demand led to its lowest level of GDP growth in five years. While not unexpected, the slowdown in China acted as a drag on global economic growth. Meanwhile, Russia’s annexation of Ukraine’s Crimea region created much uncertainty in global markets. Western sanctions and a plummet in the value of the ruble contributed to substantial losses for Russian stocks.

Market Review

The period began with strong gains for U.S. equities. This climb continued through the end of 2013 only to give way to a market sell-off in late January 2014 that was triggered by slowing growth in emerging markets. The prospect of higher interest rates and declining global liquidity fed fears that slowing global economic growth could put a drag on U.S. markets. Robust corporate earnings in the U.S. helped stocks reverse directions in the following months, and positive economic data on housing, manufacturing and employment helped sustain the momentum. Broad market indices posted gains during each quarter of the period. Price-to-Earnings1 ratios also rose throughout the period, as investors grew more confident about the economic outlook.

U.S. small- and mid-cap stocks underperformed large-cap stocks during the period, and emerging markets equities slightly outpaced those of developed economies. The Russell 2000® Index1 of small-company stocks returned 8.06% during the 12 months through October 31, 2014, while the Russell 1000® Index1 returned 16.78%. The MSCI EM Index1 returned 0.98%, while the MSCI World Index returned 9.25%.

Stocks in many developed economies remained largely flat, with the U.S. being a notable exception. Equities in both Japan and Europe ended the 12-month period essentially where they had been at its start. The MSCI EAFE Index1 of international stocks in developed markets posted a -0.17% return. In the U.S., the S&P 500 Index1 of large-company stocks returned 17.27%. Each of the 10 sectors of the index shared in those gains.

Fixed-income markets made modest gains during the period. The yield curve flattened due to expectations that the Fed would move to raise interest rates, and over broader concerns about the health of the global economy. The expectation that short-term rates would soon rise created upward pressure on short-term bond yields.

Meanwhile, the slowdown in major global economies generally made the U.S. economy more attractive to risk-averse investors, which drove up prices on U.S. long-term bonds and caused yields to drop. The flight to quality also led to a strengthening of the U.S. dollar. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 4.14% for the 12-month period ended October 2014, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 5.82%.

Fixed-income markets in Europe rallied throughout the period, fueled by the European Central Bank’s bond-buying program and its efforts to lower interest rates. The Barclay’s Euro Aggregate Bond Index returned 8.80%. Emerging markets bonds also ended the period significantly higher as the J.P. Morgan Emerging Markets Bond Index Global returned 7.20%.

1       For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund (Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director/Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President/Portfolio Manager
Binqi Liu, Vice President/Portfolio Manager
Phil Yuhn, Senior Vice President/Portfolio Engineer
Vinayak Potti, Vice President/Portfolio Manager

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments and corporations. Investments will generally be made in U.S. dollar denominated instruments, but the Fund will also seek to invest in emerging market local currency denominated instruments.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2014, the Fund returned 5.07% (without sales charge) for the Class A Shares, 5.43% for the Class I Shares and 5.64% for the Class S Shares. That compared to a 7.20% total return for the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index Global1, for the same period.

Portfolio Performance

Emerging markets debt posted positive returns despite entering the period under pressure from rising U.S. Treasury yields. Those yields began falling in January 2014 after the Fed signaled that it would continue its bond-buying program. As a result, emerging markets debt rallied and continued to post strong performance through the first half of 2014, as U.S. Treasury yields continued to decline and investor risk sentiment improved. However, emerging markets suffered again in September 2014 as risk sentiment weakened due to a decline in commodity prices, increased volatility in U.S. Treasury yields, and market-specific factors such as the crisis in Ukraine and a downgrade of Venezuela.

The Fund entered the period with an underweight position in high-yield debt. We felt such securities had a higher probability of default due to weakened fundamentals in certain emerging markets. This positioning detracted from relative performance when high-yield assets outperformed the investment-grade sector in November and December 2013. A zero-weight position to Argentina also detracted from relative performance over the period. We took that position due to concerns about Argentina’s fundamentals, which we believe were well founded as the country defaulted in July. However, sovereign debt securities of Argentina experienced months of strong performance due to technical factors as well as investor hopes for a solution regarding the default, which resulted in detraction from relative performance.†

The Fund’s overweight exposure to investment-grade sovereign debt in countries such as Mexico, Indonesia, Turkey and Colombia boosted relative performance during the period. Those countries’ debt benefited from the decline in U.S. Treasury yields. We took those positions because we felt the countries had attractive valuations following the sell-off in 2013. The Fund’s active allocation to Venezuela also contributed to relative performance. The Fund benefited from an underweight position in the beginning of 2014, when Venezuela underperformed. But we moved to an overweight position in March, which lifted relative performance through the end of the period after the country rebounded and outperformed.†

Off-benchmark exposure to local currencies, including the Brazilian real and Turkish lira, also contributed to relative performance in the beginning of 2014. We achieved those currency positions through the use of forward currency exchange contracts.

The Fund at times used credit default swaps to achieve its positions in specific countries during the period. The use of these derivatives did not have a meaningful impact on performance during the period.†

†       Portfolio composition is subject to change.
1       For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception	1	Since
As of October 31, 2014	Date	Year	Inception	Gross	Net
HSBC Emerging Markets Debt Fund Class A1	4/7/11	0.08	5.09	1.49	1.21
HSBC Emerging Markets Debt Fund Class I	4/7/11	5.43	6.89	1.14	0.86
HSBC Emerging Markets Debt Fund Class S	4/7/11	5.64	7.02	1.04	0.76
J.P. Morgan Emerging Markets Bond Index Global[2]	—	7.20	7.40	N/A	N/A
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2015. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the J.P. Morgan Emerging Markets Bond Index Global, an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market and sovereign quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund (Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director/Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President/Portfolio Manager
Binqi Liu, Vice President/Portfolio Manager
Phil Yuhn, Senior Vice President/Portfolio Engineer
Abdelak Aijriou, Vice President/Portfolio Manager

The HSBC Emerging Markets Local Debt Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in debt instruments issued by foreign governments, government agencies or corporations and denominated in local currencies of countries with emerging securities markets. The Fund may also invest in instruments denominated in U.S. dollars.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2014, the Fund returned -1.91% (without sales charge) for the Class A Shares, -1.55% for the Class I Shares and -1.46% for the Class S Shares. That compared to a -2.68% total return for the Fund’s benchmark, the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified1, for the same period.

Portfolio Performance

Emerging markets local assets sold off sharply early in the period in response to rising U.S. Treasury yields and statements from some emerging market central banks about the possibility for higher interest rates. Performance turned positive in February on improving investor risk sentiment following signals from the Fed that it would continue its bond-buying program. However, emerging markets local assets suffered again late in the period as risk sentiment weakened due to a decline in commodity prices, increased volatility in U.S. Treasury yields, and market-specific factors such as the crisis in Ukraine and a downgrade of Venezuela by credit rating agencies.

The Fund entered the period with an overweight risk position in local rates and local currencies following a 2013 sell-off that resulted in attractive valuations for these assets. This position hurt relative performance from November through January, when local markets experienced negative returns. But those losses were more than offset by a positive contribution from the overweight risk position during February through May, when the asset class experienced strong returns. Most significantly, the Fund’s overweight positions in the currencies of many of the so-called Fragile Five countries—Turkey, Brazil, India, South Africa and Indonesia—lifted relative performance when the currencies rebounded sharply in early 2014.†

The Fund also benefited from underweight positions in the Hungarian forint, Polish zloty and euro. We adopted those positions because of expensive valuations of these currencies relative to other emerging market currencies and the downward pressure facing the euro. Most significantly, this positioning boosted relative performance in September as the euro declined nearly 4% due to strong U.S. dollar momentum, weak economic data in Europe, and anticipation of the European Central Bank announcing new asset purchase programs.†

Following that period of strong returns in the first few months of 2014, yields compressed and valuations became expensive. As a result, we reduced the Fund’s risk position in local rates and local currencies. This defensive positioning contributed to relative performance in July and September when local market assets sold off. However, this underweight position detracted from the Fund’s relative performance in June. In particular, underweight exposure to Russia hurt relative performance, as Russian markets rallied in June following a series of conciliatory steps by the Russian and Ukrainian authorities that raised hopes for a de-escalation of the crisis.†

The Fund benefited from the use of derivatives such as interest rate swap agreements and forward foreign currency exchange contracts.†

†       Portfolio composition is subject to change.
1       For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception	1	Since
As of October 31, 2014	Date	Year	Inception	Gross	Net
HSBC Emerging Markets Local Debt Fund Class A1	4/7/11	-6.60	-2.93	1.78	1.29
HSBC Emerging Markets Local Debt Fund Class I	4/7/11	-1.55	-1.25	1.43	0.94
HSBC Emerging Markets Local Debt Fund Class S	4/7/11	-1.46	-1.15	1.33	0.84
J.P. Morgan Government Bond Index–Emerging Markets Global Diversified[2]	—	-2.68	0.34	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index, a comprehensive global emerging markets fixed income index consisting of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. This index is unmanaged and does not reflect the fees and expenses associated with a mutual fund such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund
(Class A Shares and Class I Shares)

by Andrew Brudenell, Senior Portfolio Manager
Chris Turner, Portfolio Manager

The HSBC Frontier Markets Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries”. The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political or financial development, even by emerging markets standards.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Foreign securities can be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2014, the Fund returned 18.38% (without sales charge) for the Class A Shares and 18.77% for the Class I Shares. That compared to 16.44% return for the Fund’s primary performance index, the MSCI Select Frontier and Emerging Markets Capped Index, and a 21.75% total return for the MSCI Frontier Markets Index1.

Portfolio Performance

Global frontier markets delivered a strong performance during the period under review. The key factors that drove performance include: long-term fundamentals; improved liquidity associated with MSCI’s reclassification of the United Arab Emirates (“UAE”) and Qatar to emerging markets status in the end of May; and news about potential liberalization of the Saudi Arabian equity market. Earnings upgrades also benefited global frontier markets in general. The largest contributions to absolute performance came from our holdings in the UAE, Qatar and Pakistan.

Stock selection and country allocation made positive contributions to the Fund’s relative performance. In particular, an overweight position in a Pakistan-based conglomerate helped boost the Fund’s returns. The company benefitted from a recovery in its largest business, fertilizers, where production increased due to better gas supply. Another holding in Pakistan, a large commercial bank, also contributed positively as its shares rallied on better earnings growth. Prudent stock selection in the Philippines and Vietnam also made a positive contribution to relative performance.†

Country allocation also added value to the Fund’s performance. An underweight position in Colombia was one notable contributor, as that market declined due to higher inflation, below-consensus U.S. GDP figures, currency weakness and low oil prices.†

The biggest detractors from relative performance include the Fund’s zero exposure to Bangladesh and exposure to an off-benchmark oil company based in Turkmenistan. Bangladesh posted strong performance for the period based on improved political stability and a stable currency. Meanwhile, the Turkmenistan-based holding detracted from relative performance as its stock price dropped due to a fall in guidance for its full-year production estimates.†

Effective as of April 30, 2014, the Frontier Markets Fund was closed to new investors, subject to certain exceptions.

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception		Since
As of October 31, 2014	Date	1 Year	Inception	Gross	Net
HSBC Frontier Markets Fund Class A1	9/6/11	12.44	14.24	2.80	2.27
HSBC Frontier Markets Fund Class I	9/6/11	18.77	16.54	2.45	1.92
MSCI Select Frontier and Emerging Markets Capped Index[2]	—	16.44	12.45	N/A	N/A
MSCI Frontier Markets Index[2]	—	21.75	14.47	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

1	Reflects the maximum sales charge of 5.00%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 2.20% and 1.85% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2015. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the MSCI Frontier Markets Index and the MSCI Select Frontier and Emerging Markets Capped Index (formerly MSCI Frontier Emerging Markets Capped Index). The MSCI Frontier Markets Index captures large- and mid-cap representation across 24 Frontier Markets (FM) countries. The index includes 142 constituents, covering about 85% of the free float-adjusted market capitalization in each country. MSCI Select Frontier and Emerging Markets Capped Index was developed by MSCI for HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FEM) Index. The MSCI FEM Index, from June 1, 2014 onwards, is a free float-adjusted market capitalization index designed to measure equity market performance in the 24 countries within the MSCI Frontier Markets Index and four small emerging market “crossover” countries (namely Colombia, Egypt, Philippines, and Peru) that are also included within the MSCI Emerging Markets Index. Prior to June 1, 2014, the MSCI FEM Index was comprised of 30 countries, including the aforementioned 24 frontier market countries and four”crossover” countries plus Qatar and UAE. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
HSBC Total Return Fund
(Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director/Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President/Portfolio Manager
Binqi Liu, Vice President/Portfolio Manager
Phil Yuhn, Senior Vice President/Portfolio Engineer

The HSBC Total Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests its assets (excluding U.S. cash and U.S. cash equivalents) primarily in instruments of issuers that are economically tied to emerging market countries, including in derivative instruments such as futures (including interest rate futures), forwards (including non-deliverable forwards), swaps (including interest rate and total return swaps), options (including interest rate options), swaptions and credit default swaps.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2014, the Fund returned 4.50% (without sales charge) for the Class A Shares, 4.85% for the Class I Shares and 4.94% for the Class S Shares. That compared to the 0.24% total return for the Fund’s benchmark, the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index1, for the same period.

Portfolio Performance

Emerging markets debt posted positive returns despite entering the period under pressure from rising U.S. Treasury yields. Those yields began falling in January 2014 after the Fed signaled that it would continue its bond-buying program. As a result, emerging markets debt rallied and continued to post strong performance through the first half of 2014, as U.S. Treasury yields continued to decline and investor risk sentiment improved. However, emerging markets suffered again in September 2014 as risk sentiment weakened due to declining commodity prices, increased volatility in U.S. Treasury yields, and market-specific factors such as the crisis in Ukraine.

The Fund benefited from exposure to the external debt of select investment-grade countries such as Brazil, Colombia, Indonesia, South Africa and Turkey, which were strong performers during the period due to positive investor risk sentiment and declining U.S. Treasury yields. A short position in Ukraine also contributed to performance when the country’s debt sold off significantly and spreads widened due to the escalating crisis with Russia. The Fund also benefited from security selection in corporate debt.†

Active currency allocations also contributed to the Fund’s positive performance during the period. For example, the Fund benefited from long positions in the Brazilian real, Mexican peso, South African rand and Turkish lira when those currencies appreciated in the beginning of the year. The Fund’s short positions in European currencies such as the euro, Hungarian forint and Polish zloty helped performance as the euro depreciated significantly from July through September. In addition, we implemented short positions in the Mexican peso and Brazilian real towards the end of the period, which contributed to performance during September’s currency sell-off.†

The Fund maintained exposure to Russia external debt until March. This position hurt performance as Russia suffered due to the escalation of the crisis with Ukraine.†

The Fund benefited from exposure to derivatives such as swap agreements, including interest rate swaps and credit default swaps, forward foreign currency exchange contracts and futures transactions.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Total Return Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception		Since
As of October 31, 2014	Date	1 Year	Inception	Gross	Net
HSBC Total Return Fund Class A1	3/30/12	-0.51	0.78	1.61	1.61
HSBC Total Return Fund Class I	3/30/12	4.85	3.06	1.26	1.26
HSBC Total Return Fund Class S	3/30/12	4.94	3.16	1.16	1.16
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index[2]	—	0.24	0.32	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The index is unmanaged and the performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
HSBC RMB Fixed Income Fund
(Class A Shares, Class I Shares and Class S Shares)

by Cecilia Chan, Fixed Income CIO, Asia-Pacific
Jim Veneau, Investment Director, Asian Fixed Income
Alfred Mui, Investment Director, Asian Fixed Income
Gregory Suen, Associate Director, Fixed Income

The HSBC RMB Fixed Income Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income) by investing principally in debt instruments that provide exposure to Renminbi (“RMB”), the official currency of the People’s Republic of China (“China”). The Fund’s portfolio management team follows a top-down approach in which country credits, currencies, and local rate curves are analyzed based on their fundamental attractiveness. The team seeks to identify risk differentiation across issuers while attempting to manage credit, liquidity and interest rate risks. This investment process allows the team to seek to capture potential opportunities in the growing offshore RMB fixed income market and take advantage of the currency’s potential appreciation. In order to gain such exposure, the Fund may invest in RMB-denominated debt instruments, including RMB-denominated deposits in Hong Kong or US dollar-denominated instruments, as well as derivative instruments, with underlying currency exposure to RMB.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2014, the Fund returned 1.54% (without sales charge) for the Class A Shares, 1.89% for the Class I Shares and 2.00% for the Class S Shares. That compared to a 2.94% total return for the HSBC Offshore Renminbi Bond Index1, the Fund’s primary performance benchmark, and a -3.64% total return for the J.P. Morgan Emerging Local Markets Index Plus1.

Portfolio Performance

The market for offshore bonds denominated in the RMB was stable during the period. Yields in the offshore RMB market remained relatively high. However, certain areas of the market lagged. For example, Chinese property bonds suffered because investors expected home sales to slow. The value of the RMB also depreciated slightly against the dollar during the period due to concerns over slowing economic activity in China and a decision by the People’s Bank of China to allow for greater fluctuation of the RMB against the dollar. The resulting currency depreciation dragged on the RMB market’s overall performance.

Careful Credit selection in non-property sectors helped the Fund’s relative returns. We looked for bonds that offered good yields and strong credit quality that we believed were undervalued due to a lack of market knowledge about their issuers. Those bonds remained stable or appreciated slightly during the period.†

The Fund’s exposure to the Chinese property sector hurt relative performance during the period. An underweight position in lower-quality bonds also detracted from relative performance because lower-quality bonds offered some of the market’s highest yields during the 12-month period. We held the underweight position because we did not believe these assets offered the best risk-adjusted returns in the longer run due to their low credit quality.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC RMB Fixed Income Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund. The hypothetical performance for the HSBC Offshore Renminbi Bond Index was calculated based on 5/31/2012 as the inception date for the index.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception	1	Since
As of October 31, 2014	Date	Year	Inception	Gross	Net
HSBC RMB Fixed Income Class A1	6/8/12	-3.25	2.37	2.44	1.45
HSBC RMB Fixed Income Class I	6/8/12	1.89	4.84	2.09	1.10
HSBC RMB Fixed Income Class S	6/8/12	2.00	4.94	1.99	1.00
HSBC Offshore Renminbi Bond Index[2]	—	2.94	5.84	N/A	N/A
J.P. Morgan Emerging Local Markets Index Plus[2]	—	-3.64	0.70	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2015.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2014. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.45%, 1.10% and 1.00% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2015. Additional information pertaining to the October 31, 2014 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the HSBC Offshore Renminbi Bond Index and the J.P. Morgan Emerging Local Markets Index Plus. The HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People’s Republic of China. The J.P. Morgan Emerging Local Markets Index Plus tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The indexes are unmanaged and the performance of the indexes do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews
Portfolio Composition*
October 31, 2014 (Unaudited)

HSBC Emerging Markets Debt Fund†
Country	Percentage of Investments at Value (%)
Mexico	15.6
Indonesia	13.9
Turkey	10.7
Venezuela	8.7
South Africa	6.5
Brazil	5.9
Colombia	5.8
Philippines	4.3
China	3.7
United States	3.3
Panama	3.2
Peru	2.7
Kazakhstan	2.6
Croatia	2.2
Chile	1.8
Gabon	1.2
Uruguay	1.1
Costa Rica	1
Poland	0.8
El Salvador	0.7
Republic of Serbia	0.6
Nigeria	0.6
Sri Lanka	0.6
Netherlands	0.5
Romania	0.5
Lithuania	0.5
Hungary	0.4
Lebanon	0.3
Dominican Republic	0.3
100.0

HSBC Emerging Markets Local Debt Fund†
Country	Percentage of Investments at Value (%)
Turkey	16.8
Brazil	16.2
Indonesia	14.2
Poland	10.5
Colombia	9.4
Malaysia	6.6
Thailand	6.4
South Africa	6.0
Russian Federation	5.9
Romania	3.7
Peru	2.6
Philippines	0.8
China	0.7
Mexico	0.2
100.0

HSBC Frontier Markets Fund†
Country	Percentage of Investments at Value (%)
United Arab Emirates	15.6
Pakistan	10.1
Nigeria	9.9
Saudi Arabia	8.3
Kuwait	7.9
Philippines	7.4
Qatar	6.7
Vietnam	5.2
Argentina	4.9
Georgia	3.7
Oman	3.0
Peru	2.6
Turkmenistan	2.6
Sri Lanka	2.3
Colombia	2.3
Romania	1.7
Kazakhstan	1.3
Croatia	1.2
Kenya	1.1
Egypt	1.0
Cambodia	0.7
South Korea	0.5
Ukraine	NM
100.0

HSBC Total Return Fund†
Country	Percentage of Investments at Value (%)
Colombia	16.2
Brazil	16.0
Turkey	15.6
Indonesia	12.2
China	8.0
Mexico	6.0
Kazakhstan	5.6
South Africa	5.3
United States	2.6
Peru	2.5
Chile	1.6
Israel	1.5
Panama	1.5
Costa Rica	1.0
Republic of Serbia	1.0
South Korea	0.8
Gabon	0.8
India	0.6
Uruguay	0.4
Namibia	0.3
Barbados	0.3
Lithuania	0.2
100.0

14       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued)
October 31, 2014 (Unaudited)

HSBC RMB Fixed Income Fund†
Country	Percentage of Investments at Value (%)
China	62.3
Hong Kong	19.2
Japan	5.0
France	3.8
United States	2.5
Singapore	2.4
Brazil	2.4
Germany	1.2
United Kingdom	1.2
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.
NM Not meaningful, amount is less than 0.05%.

HSBC FAMILY OF FUNDS       15

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2014

Yankee Dollars – 82.3%

	Principal
	Amount ($)	Value ($)
Brazil – 5.0%
Banco ABC Brasil SA,
7.88%, 4/8/20	100,000	106,196
Banco Votorantim, Registered,
5.25%, 2/11/16	200,000	206,900
Caixa Economica Federal,
4.50%, 10/3/18 (a)	150,000	153,585
Federal Republic of Brazil,
5.88%, 1/15/19	450,000	508,500
Federal Republic of Brazil,
4.25%, 1/7/25	230,000	233,680
Federal Republic of Brazil,
8.25%, 1/20/34	100,000	138,500
Federal Republic of Brazil,
7.13%, 1/20/37	400,000	505,000
Federal Republic of Brazil,
5.63%, 1/7/41	200,000	216,500
Petrobras International Finance Co.,
5.75%, 1/20/20	50,000	52,782
		2,121,643
Chile – 1.5%
Banco Santander Chile, Registered,
3.88%, 9/20/22	200,000	200,024
CorpBanca SA, 3.13%, 1/15/18	200,000	199,970
Empresa Nacional de Petroleo,
Registered, 4.75%, 12/6/21	220,000	229,211
		629,205
China – 3.1%
CNOOC Finance (2013) Ltd.,
3.00%, 5/9/23	200,000	189,718
CNOOC Finance (2014) ULC,
4.25%, 4/30/24	200,000	206,629
Sinopec Capital (2013) Ltd.,
3.13%, 4/24/23 (a)	200,000	190,900
Sinopec Group Overseas Development
(2013) Ltd., 4.38%, 10/17/23 (a)	500,000	522,260
State Grid Corp. of China,
4.13%, 5/7/24 (a)	200,000	207,717
		1,317,224
Colombia – 5.0%
Grupo Aval Ltd., Registered,
4.75%, 9/26/22	200,000	199,840
Republic of Colombia,
7.38%, 3/18/19	325,000	389,675
Republic of Colombia,
4.38%, 7/12/21	740,000	789,210
Republic of Colombia,
8.13%, 5/21/24	130,000	173,225
Republic of Colombia,
6.13%, 1/18/41	250,000	300,000
Republic of Colombia,
5.63%, 2/26/44,
Callable 8/26/43 @ 100	210,000	234,487
		2,086,437
Costa Rica – 0.9%
Costa Rica Government International
Bond, Registered,
4.25%, 1/26/23	200,000	190,000
Costa Rica Government International
Bond, Registered,
4.38%, 4/30/25	200,000	186,000
		376,000
Croatia – 1.8%
Croatia, Registered,
6.75%, 11/5/19	500,000	554,375
Croatia, Registered,
6.38%, 3/24/21	200,000	219,750
		774,125
Dominican Republic – 0.3%
Dominican Republic, 7.50%, 5/6/21	100,000	113,750
El Salvador – 0.6%
Republic of El Salvador, Registered,
7.75%, 1/24/23	225,000	255,375
Gabon – 1.0%
Gabonese Republic,
6.38%, 12/12/24 (a)	400,000	424,000
Hungary – 0.3%
Republic of Hungary,
6.38%, 3/29/21	130,000	147,534
Indonesia – 11.8%
PT Pertamina (Persero) Tbk,
4.30%, 5/20/23 (a)	200,000	194,500
PT Pertamina Tbk, Registered,
4.88%, 5/3/22	400,000	408,000
Republic of Indonesia,
6.88%, 1/17/18	575,000	649,060
Republic of Indonesia,
3.38%, 4/15/23 (a)	350,000	335,125
Republic of Indonesia,
5.88%, 1/15/24 (a)	200,000	227,500
Republic of Indonesia, Registered,
5.88%, 3/13/20	1,150,000	1,286,562
Republic of Indonesia, Registered,
4.88%, 5/5/21	520,000	555,750
Republic of Indonesia, Registered,
3.75%, 4/25/22	845,000	840,774
Republic of Indonesia, Registered,
8.50%, 10/12/35	100,000	139,500
Republic of Indonesia, Registered,
6.63%, 2/17/37	175,000	204,313
Republic of Indonesia, Registered,
7.75%, 1/17/38	100,000	131,625
		4,972,709

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Kazakhstan – 2.2%
Development Bank of Kazakhstan,
4.13%, 12/10/22 (a)	200,000	189,250
Kazakhstan Temir Zholy, Registered,
6.95%, 7/10/42	200,000	223,000
KazMunaiGaz Finance Sub B.V.,
Registered, 11.75%, 1/23/15	100,000	102,063
KazMunayGas National Co. JSC,
6.38%, 4/9/21	200,000	219,500
KazMunayGas National Co. JSC,
4.40%, 4/30/23	200,000	196,400
		930,213
Lebanon – 0.3%
Republic of Lebanon, Registered,
Series 42, 8.25%, 4/12/21	100,000	114,625
Lithuania – 0.4%
Republic of Lithuania, Registered,
6.13%, 3/9/21	150,000	174,750
Mexico – 13.2%
Comision Federal de Electricidad,
4.88%, 1/15/24 (a)	200,000	211,000
Petroleos Mexicanos,
5.50%, 1/21/21	800,000	884,440
Petroleos Mexicanos,
4.88%, 1/18/24	85,000	89,888
Petroleos Mexicanos,
6.50%, 6/2/41	125,000	146,250
Petroleos Mexicanos,
5.50%, 6/27/44	30,000	31,275
Petroleos Mexicanos,
6.38%, 1/23/45	50,000	57,370
United Mexican States, Series E,
5.95%, 3/19/19, MTN	450,000	516,375
United Mexican States, Series G,
3.50%, 1/21/21	200,000	205,600
United Mexican States,
3.63%, 3/15/22	600,000	615,000
United Mexican States,
4.00%, 10/2/23	690,000	720,360
United Mexican States, Series A,
6.05%, 1/11/40	1,152,000	1,391,039
United Mexican States,
4.75%, 3/8/44, MTN	16,000	16,248
United Mexican States,
5.55%, 1/21/45	590,000	669,650
		5,554,495
Netherlands – 0.4%
Petrobras Global Finance BV,
5.63%, 5/20/43	200,000	182,454
Nigeria – 0.5%
Republic of Nigeria,
6.38%, 7/12/23 (a)	200,000	212,000
Panama – 2.8%
Republic of Panama,
5.20%, 1/30/20	775,000	856,375
Republic of Panama,
7.13%, 1/29/26	200,000	256,500
Republic of Panama,
6.70%, 1/26/36	40,000	50,300
		1,163,175
Peru – 2.3%
Republic of Peru, 7.35%, 7/21/25	190,000	251,275
Republic of Peru, 8.75%, 11/21/33	110,000	169,125
Republic of Peru, 6.55%, 3/14/37	425,000	542,938
		963,338
Philippines – 3.7%
Republic of Philippines,
8.38%, 6/17/19	225,000	283,500
Republic of Philippines,
4.00%, 1/15/21	250,000	267,813
Republic of Philippines,
4.20%, 1/21/24	400,000	431,500
Republic of Philippines,
7.75%, 1/14/31	100,000	142,000
Republic of Philippines,
6.38%, 10/23/34	100,000	131,250
Republic of Philippines,
5.00%, 1/13/37	250,000	286,875
		1,542,938
Poland – 0.7%
Republic of Poland,
5.13%, 4/21/21	265,000	299,119
Republic of Serbia – 0.5%
Republic of Serbia, Registered,
7.25%, 9/28/21	200,000	229,900
Romania – 0.4%
Republic of Romania,
6.13%, 1/22/44 (a)	150,000	175,688
South Africa – 5.6%
Republic of South Africa,
6.88%, 5/27/19	725,000	832,844
Republic of South Africa,
5.50%, 3/9/20	400,000	438,500
Republic of South Africa,
4.67%, 1/17/24	540,000	561,600
Republic of South Africa,
5.88%, 9/16/25	450,000	508,500
		2,341,444
Sri Lanka – 0.5%
Bank of Ceylon, Registered,
6.88%, 5/3/17	200,000	211,250

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Turkey – 9.1%
Republic of Turkey, 5.63%, 3/30/21	1,975,000	2,162,585
Republic of Turkey, 5.13%, 3/25/22	765,000	813,195
Republic of Turkey, 7.38%, 2/5/25	440,000	543,818
Republic of Turkey, 6.75%, 5/30/40	100,000	120,543
Turkiye Is Bankasi AS,
3.88%, 11/7/17 (a)	200,000	201,140
		3,841,281
United States – 0.0%
Pemex Project Funding Master Trust,
6.63%, 6/15/35	10,000	11,800
Uruguay – 1.0%
Republic of Uruguay, PIK,
7.88%, 1/15/33	260,000	355,550
Republic of Uruguay, PIK,
7.63%, 3/21/36	40,000	54,500
		410,050
Venezuela – 7.4%
Bolivarian Republic of Venezuela,
7.65%, 4/21/25	120,000	72,000
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	815,000	517,525
Bolivarian Republic of Venezuela,
Registered, 9.00%, 5/7/23	270,000	173,475
Petroleos de Venezuela SA,
Registered, 5.25%, 4/12/17	335,000	222,105
Petroleos de Venezuela SA,
Registered, 8.50%, 11/2/17	190,000	143,906
Republic of Venezuela,
7.00%, 12/1/18	100,000	66,500
Republic of Venezuela,
7.75%, 10/13/19	1,470,000	951,825
Republic of Venezuela,
9.25%, 9/15/27	1,185,000	788,025
Republic of Venezuela, Registered,
6.00%, 12/9/20	100,000	59,500
Republic of Venezuela, Registered,
8.25%, 10/13/24	235,000	141,940
		3,136,801
TOTAL YANKEE DOLLARS
(COST $33,830,619)		34,713,323

U.S. Treasury Obligations – 2.8%

	Shares or
	Principal
	Amount ($)	Value ($)
U.S. Treasury Bills – 0.8%
0.05%(b), 1/15/15	350,000	349,990
U.S. Treasury Bonds – 0.7%
3.38%, 5/15/44	75,000	79,564
3.63%, 2/15/44	190,000	210,856
		290,420
U.S. Treasury Notes – 1.3%
2.00%, 5/31/21	550,000	549,784
TOTAL U.S. TREASURY
OBLIGATIONS (COST $1,162,204)		1,190,194

Investment Companies – 13.7%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (c)	5,767,917	5,767,917
TOTAL INVESTMENT COMPANIES
(COST $5,767,917)		5,767,917
TOTAL INVESTMENT SECURITIES
(COST $40,760,740) — 98.8%		41,671,434
____________________

Percentages indicated are based on net assets of $42,161,464.
(a) Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(b) Rate presented represents the effective yield at time of purchase.
(c) The rate represents the annualized one-day yield that was in effect on October 31, 2014.
MTN — Medium Term Note
ULC — Unlimited Liability Co.
PIK — Payment-in-Kind

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2014:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	66.9
Investment Companies	13.7
Oil, Gas & Consumable Fuels	9.3
Banks	3.6
U.S. Treasury Obligations	2.8
Electric Utilities	1.0
Transportation Infrastructure	0.5
Capital Markets	0.5
Diversified Financial Services	0.5
Total	98.8

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2014, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31, 2014	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%)(b)	($)(c)	(%)	($)	($)	($)
Federative
Republic of Brazil	Barclays Bank PLC	9/20/16	0.71	550,000	1.00	3,596	(11,666)	15,262

Federative
Republic of Brazil	Barclays Bank PLC	6/20/18	1.16	300,000	1.00	(1,277)	(8,671)	7,394

Federative	JPMorgan Chase
Republic of Brazil	Bank N.A.	6/20/18	1.16	500,000	1.00	(2,129)	(9,814)	7,685

People’s Republic	JPMorgan Chase
of China	Bank N.A.	9/20/16	0.28	500,000	1.00	7,576	(4,641)	12,217

People’s Republic	JPMorgan Chase
of China	Bank N.A.	9/20/16	0.28	500,000	1.00	7,576	(3,227)	10,803
						15,342	(38,019)	53,361

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

At October 31, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Standard Chartered Bank	11/4/14	3,140	1,249	1,266	(17)
Mexican Peso	Standard Chartered Bank	12/23/14	6,539	500	484	16
South African Rand	JPMorgan Chase Bank N.A.	1/16/15	36,866	3,375	3,302	73
				5,124	5,052	72

						Net
			Contract			Unrealized
			Amount	Contract Value		Appreciation/
		Delivery	(Local		Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	11/4/14	3,140	1,333	1,266	(67)
Turkish Lira	Barclays Bank PLC	11/17/14	4,437	2,070	1,989	(81)
				3,403	3,255	(148)

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2014

Foreign Bonds – 72.2%†

	Principal
	Amount ($)	Value ($)
Brazil – 11.7%
Letra Tesouro Nacional, Series LTN,
11.17%, 7/1/15	125,000	46,871
Letra Tesouro Nacional,
11.53%, 1/1/16	2,493,000	880,024
Letra Tesouro Nacional,
12.49%, 1/1/17	6,500,000	2,042,373
Nota do Tesouro Nacional, Series F,
0.12%, 1/1/17	4,100,000	1,636,019
Nota do Tesouro Nacional,
1.10%, 1/1/21	500,000	190,878
		4,796,165
Colombia – 7.0%
Titulos de Tesoreria B, Series B,
7.00%, 9/11/19	3,094,600,000	1,588,496
Titulos de Tesoreria B, Series B,
10.00%, 7/24/24	2,100,000,000	1,266,200
		2,854,696
Indonesia – 10.6%
Indonesia Government, Series FR60,
6.25%, 4/15/17	4,240,000,000	339,709
Indonesia Government, Series FR28,
10.00%, 7/15/17	9,100,000,000	794,743
Indonesia Government, Series FR66,
5.25%, 5/15/18	9,473,000,000	722,332
Indonesia Government, Series FR69,
7.88%, 4/15/19	4,300,000,000	356,316
Indonesia Government, Series FR70,
8.38%, 3/15/24	10,372,000,000	877,070
Indonesia Government, Series FR56,
8.38%, 9/15/26	9,605,000,000	794,178
Indonesia Government, Series FR65,
6.63%, 5/15/33	6,890,000,000	465,611
		4,349,959
Malaysia – 5.0%
Malaysian Government, Series 0210,
4.01%, 9/15/17	1,100,000	338,362
Malaysian Government, Series 0111,
4.16%, 7/15/21	5,000	1,555
Malaysian Government, Series 0112,
3.42%, 8/15/22	2,350,000	695,207
Malaysian Government, Series 0114,
4.18%, 7/15/24	1,500,000	467,740
Malaysian Government,
4.50%, 4/15/30	1,700,000	535,919
		2,038,783
Mexico – 0.2%
Mexican Bonos Desarr, Series M30,
8.50%, 11/18/38 (a)	900,000	80,472
Peru – 1.9%
Peru Bono Soberano,
9.91%, 5/5/15	515,000	182,004
Republic of Peru, Registered,
7.84%, 8/12/20	1,179,000	467,319
Republic of Peru, Registered,
6.90%, 8/12/37	400,000	144,090
		793,413
Philippines – 0.6%
Republic of Philippines,
6.25%, 1/14/36	10,000,000	243,758
Poland – 7.8%
Poland Government Bond,
Series 1016, 4.75%, 10/25/16	4,900,000	1,539,933
Poland Government Bond,
Series 0719, 3.25%, 7/25/19	808,000	253,356
Poland Government Bond,
Series 1019, 5.50%, 10/25/19	1,436,000	496,190
Poland Government Bond,
Series 1021, 5.75%, 10/25/21	1,040,000	378,162
Poland Government Bond,
Series 0922, 5.75%, 9/23/22	660,000	243,378
Poland Government Bond,
Series 0429, 5.75%, 4/25/29	750,000	301,750
		3,212,769
Romania – 2.7%
Romania Government Bond,
Series 5Y, 5.90%, 7/26/17	1,810,000	561,369
Romania Government Bond,
Series 10YR, 5.95%, 6/11/21	1,720,000	558,018
		1,119,387
Russian Federation – 4.4%
Russia Government Bond,
7.50%, 2/27/19 (a)	35,615,000	760,019
Russia Government Bond,
Series 6215, 7.00%, 8/16/23 (a)	28,000,000	548,321
Russia Government Bond - OFZ,
Series 6215, 7.00%, 8/16/23 (a)	26,000,000	509,155
		1,817,495
South Africa – 4.5%
Republic of South Africa,
Series R213, 7.00%, 2/28/31	19,000,000	1,517,314
Republic of South Africa,
Series R209, 6.25%, 3/31/36	4,800,000	339,488
		1,856,802
Thailand – 4.7%
Thailand Government Bond,
3.25%, 6/16/17	23,450,000	736,275
Thailand Government Bond,
4.88%, 6/22/29	34,100,000	1,197,918
		1,934,193

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Foreign Bonds†, continued

	Principal
	Amount ($)	Value ($)
Turkey – 10.9%
Turkey Government Bond,
10.70%, 2/24/16 (a)	2,700,000	1,249,641
Turkey Government Bond,
8.20%, 7/13/16 (a)	1,650,000	740,466
Turkey Government Bond,
Series 5YR, 9.00%, 3/8/17 (a)	780,000	357,146
Turkey Government Bond,
10.50%, 1/15/20 (a)	680,000	334,614
Turkey Government Bond,
9.50%, 1/12/22 (a)	990,000	469,116
Turkey Government Bond,
8.50%, 9/14/22 (a)	406,000	182,428
Turkey Government Bond,
7.10%, 3/8/23 (a)	2,426,000	998,915
Turkey Government Bond,
8.80%, 9/27/23 (a)	300,000	137,026
		4,469,352
TOTAL FOREIGN BONDS
(COST $31,647,513)		29,567,244

Yankee Dollars – 2.4%

Brazil – 0.4%
Petrobras Global Finance BV,
2.00%, 5/20/16	150,000	149,514
China – 0.5%
CNOOC Finance (2013) Ltd.,
1.13%, 5/9/16	200,000	200,089
Turkey – 1.5%
Republic of Turkey,
7.00%, 9/26/16	565,000	617,680
TOTAL YANKEE DOLLARS
(COST $966,786)		967,283

Investment Companies – 13.7%

	Shares
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (b)	5,612,117	5,612,117
TOTAL INVESTMENT COMPANIES
(COST $5,612,117)		5,612,117
TOTAL INVESTMENT SECURITIES
(COST $38,226,416) — 88.2%		36,146,644
____________________

Percentages indicated are based on net assets of $40,967,474.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2014. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2014.

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2014:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	73.6
Investment Companies	13.7
Oil, Gas & Consumable Fuels	0.9
Total	88.2

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Interest Rate Swap Agreements

At October 31, 2014, the Fund’s open interest rate swap agreements were as follows:

Pay/									Unrealized
Receive		Fixed			Notional		Notional		Appreciation/
Floating	Floating Rate	Rate	Expiration		Amount		Amount	Value	(Depreciation)
Rate	Index	(%)	Date	Counterparty	(Local)		($)	($)	($)
	3-Month ZAR-			JPMorgan
Pay	JIBAR-SAFEX	5.94	8/11/15	Chase Bank N.A.	17,000,000	ZAR	1,542,706	(4,261)	(4,261)
	3-Month ZAR-			JPMorgan
Pay	JIBAR-SAFEX	6.27	11/12/15	Chase Bank N.A.	16,600,000	ZAR	1,506,407	(701)	(701)
Pay	1-Year BRL CDI	12.13	1/4/16	Barclays Bank PLC	4,549,824	BRL	1,836,828	(774)	(774)
Pay	1-Year BRL CDI	12.08	1/4/16	Barclays Bank PLC	5,747,699	BRL	2,320,428	(2,008)	(2,008)
				Credit Suisse
Pay	1-Year BRL CDI	12.09	1/4/16	International	13,956,428	BRL	5,634,408	—	—
Pay	1-Year BRL CDI	12.09	1/4/16	Bank of America	7,637,542	BRL	3,083,384	—	—
	1-Month MXN-TIIE-
Receive	Banxico	3.91	9/8/16	Barclays Bank PLC	41,220,473	MXN	3,061,442	(3,922)	(3,922)
	3-Month ZAR-
Pay	JIBAR-SAFEX	5.98	1/24/18	Barclays Bank PLC	20,000,000	ZAR	1,814,948	(49,188)	(49,188)
	3-Month MYR-
Pay	KLIBOR-BNM	3.52	1/25/18	Standard Chartered Bank	2,200,000	MYR	668,998	(6,505)	(6,505)
	3-Month MYR-
Pay	KLIBOR-BNM	3.24	5/3/18	Standard Chartered Bank	1,500,000	MYR	456,135	(9,408)	(9,408)
	1-Month MXN-			JPMorgan
Pay	TIIE-Banxico	5.35	5/7/19	Chase Bank N.A.	24,000,000	MXN	1,782,478	26,204	26,204
	1-Month MXN-
Pay	TIIE-Banxico	4.94	7/19/19	Barclays Bank PLC	16,000,000	MXN	1,188,319	(6,119)	(6,119)
	1-Month MXN-
Pay	TIIE-Banxico	5.21	9/5/19	Barclays Bank PLC	17,610,012	MXN	1,307,894	6,625	6,625
	1-Month MXN-
Pay	TIIE-Banxico	6.69	12/23/21	Barclays Bank PLC	6,250,000	MXN	464,187	28,082	28,082
								(21,975)	(21,975)

At October 31, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	11/4/14	10,210,937	4,348,977	4,117,310	231,667
Brazilian Real	JPMorgan Chase Bank N.A.	11/4/14	2,766,513	1,203,875	1,115,528	88,347
Brazilian Real	Standard Chartered Bank	11/4/14	3,813,456	1,644,000	1,537,683	106,317
Brazilian Real	UBS Warburg	11/4/14	2,635,160	1,130,000	1,062,563	67,437
Brazilian Real	Standard Chartered Bank	12/2/14	2,080,454	828,701	831,839	(3,138)
Brazilian Real	Bank of America	2/3/15	222,210	90,000	87,280	2,720
Brazilian Real	Barclays Bank PLC	2/3/15	1,215,797	490,437	477,541	12,896
Brazilian Real	Barclays Bank PLC	2/3/15	11,044,801	4,358,815	4,338,185	20,630
Brazilian Real	JPMorgan Chase Bank N.A.	2/3/15	495,767	201,000	194,728	6,272
Brazilian Real	Standard Chartered Bank	2/3/15	363,516	147,000	142,782	4,218
Chilean Peso	Barclays Bank PLC	12/17/14	244,119,782	416,267	422,975	(6,708)
Chilean Peso	Barclays Bank PLC	3/10/15	57,736,250	95,000	99,294	(4,294)
Chilean Peso	JPMorgan Chase Bank N.A.	3/10/15	75,937,500	125,000	130,596	(5,596)
Chilean Peso	Standard Chartered Bank	3/10/15	54,120,900	89,000	93,076	(4,076)
Chilean Peso	UBS Warburg	3/10/15	60,201,900	99,000	103,534	(4,534)
Chinese Renminbi	Barclays Bank PLC	2/6/15	8,085,975	1,310,000	1,312,251	(2,251)
Colombian Peso	Barclays Bank PLC	12/12/14	1,799,215,666	949,504	871,333	78,171
Colombian Peso	Standard Chartered Bank	12/12/14	643,721,000	338,000	311,744	26,256
Colombian Peso	Barclays Bank PLC	3/10/15	1,983,600,000	950,000	953,084	(3,084)
Colombian Peso	JPMorgan Chase Bank N.A.	3/10/15	2,604,558,000	1,254,000	1,251,443	2,557

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
European Euro	Barclays Bank PLC	2/13/15	39,367	50,224	49,363	861
Hungarian Forint	Barclays Bank PLC	11/6/14	173,978,416	722,000	708,212	13,788
Hungarian Forint	Barclays Bank PLC	11/6/14	185,994,182	771,520	757,125	14,395
Hungarian Forint	JPMorgan Chase Bank N.A.	11/6/14	46,220,160	192,000	188,148	3,852
Hungarian Forint	Standard Chartered Bank	11/6/14	81,769,292	340,352	332,857	7,495
Hungarian Forint	UBS Warburg	11/6/14	40,159,826	167,000	163,478	3,522
Hungarian Forint	Standard Chartered Bank	3/18/15	48,867,300	200,000	198,368	1,632
Indian Rupee	JPMorgan Chase Bank N.A.	11/14/14	6,177,100	100,000	100,322	(322)
Indian Rupee	Standard Chartered Bank	11/14/14	30,205,530	489,000	490,565	(1,565)
Indian Rupee	UBS Warburg	11/14/14	25,071,240	407,133	407,180	(47)
Indian Rupee	Credit Suisse First Boston	3/10/15	25,344,900	405,000	401,379	3,621
Indonesian Rupiah	Barclays Bank PLC	3/13/15	20,981,381,129	1,685,929	1,695,925	(9,996)
Korean Won	Bank of America	11/10/14	38,561,400	37,000	36,083	917
Korean Won	Barclays Bank PLC	11/10/14	268,200,600	259,000	250,960	8,040
Korean Won	JPMorgan Chase Bank N.A.	11/10/14	43,730,400	42,000	40,919	1,081
Korean Won	Standard Chartered Bank	11/10/14	35,417,800	34,000	33,141	859
Korean Won	UBS Warburg	11/10/14	1,491,228,900	1,454,360	1,395,367	58,993
Korean Won	Barclays Bank PLC	2/25/15	839,313,000	786,404	784,873	1,531
Malaysian Ringgit	Barclays Bank PLC	11/19/14	4,145,980	1,299,299	1,258,983	40,316
Malaysian Ringgit	Standard Chartered Bank	11/19/14	5,121,112	1,575,475	1,555,094	20,381
Mexican Peso	Barclays Bank PLC	12/23/14	2,729,012	200,000	202,044	(2,044)
Mexican Peso	Standard Chartered Bank	12/23/14	5,300,000	400,284	392,389	7,895
Peruvian Nuevo	Standard Chartered Bank	1/15/15	843,878	290,942	286,466	4,476
Philippine Peso	UBS Warburg	11/12/14	8,118,880	180,781	180,913	(132)
Philippine Peso	Barclays Bank PLC	12/17/14	10,598,455	241,011	235,899	5,112
Polish Zloty	Barclays Bank PLC	11/25/14	1,977,877	600,092	586,626	13,466
Polish Zloty	Standard Chartered Bank	11/25/14	4,726,083	1,508,870	1,401,727	107,143
Romanian Leu	Barclays Bank PLC	12/19/14	1,394,545	396,398	395,826	572
Romanian Leu	Barclays Bank PLC	12/19/14	629,823	188,931	178,768	10,163
Romanian Leu	JPMorgan Chase Bank N.A.	12/19/14	5,775,697	1,729,257	1,639,367	89,890
Russian Ruble	Barclays Bank PLC	2/20/15	23,268,500	538,000	524,514	13,486
South African Rand	Standard Chartered Bank	1/16/15	5,643,435	497,000	505,369	(8,369)
South African Rand	Standard Chartered Bank	1/16/15	8,300,000	762,148	743,265	18,883
Thai Baht	Standard Chartered Bank	12/9/14	24,161,977	751,023	740,761	10,262
Turkish Lira	Barclays Bank PLC	11/17/14	3,505,418	1,605,369	1,571,433	33,936
Turkish Lira	JPMorgan Chase Bank N.A.	11/17/14	454,477	204,544	203,736	808
				41,180,922	40,092,214	1,088,708

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	11/4/14	13,650,841	5,544,349	5,504,364	(39,985)
Brazilian Real	Standard Chartered Bank	11/4/14	873,938	375,000	352,394	(22,606)
Brazilian Real	Standard Chartered Bank	11/4/14	4,650,432	2,024,000	1,875,172	(148,828)
Brazilian Real	UBS Warburg	11/4/14	250,855	110,000	101,151	(8,849)
Brazilian Real	Barclays Bank PLC	12/2/14	519,223	203,000	207,604	4,604
Brazilian Real	JPMorgan Chase Bank N.A.	12/2/14	512,701	201,000	204,996	3,996
Brazilian Real	Bank of America	12/2/14	230,130	90,000	92,014	2,014
Brazilian Real	Standard Chartered Bank	12/2/14	375,953	147,000	150,319	3,319
Brazilian Real	UBS Warburg	12/2/14	442,448	173,000	176,906	3,906
Brazilian Real	Barclays Bank PLC	2/3/15	1,068,210	414,390	419,572	5,182
Brazilian Real	Standard Chartered Bank	2/3/15	7,811,593	3,140,000	3,068,243	(71,757)
Brazilian Real	Standard Chartered Bank	2/3/15	2,387,114	935,129	937,612	2,483
Chilean Peso	JPMorgan Chase Bank N.A.	12/17/14	830,964,426	1,426,426	1,439,772	13,346
Chilean Peso	UBS Warburg	12/17/14	110,399,500	190,000	191,284	1,284
Chilean Peso	Bank of America	3/10/15	16,616,600	28,000	28,577	577
Chilean Peso	Barclays Bank PLC	3/10/15	14,850,000	25,000	25,539	539
Chilean Peso	JPMorgan Chase Bank N.A.	3/10/15	17,823,000	30,000	30,652	652
Chilean Peso	Standard Chartered Bank	3/10/15	11,270,800	19,000	19,383	383
Chinese Renminbi	Barclays Bank PLC	1/12/15	4,574,976	736,000	743,845	7,845
Chinese Renminbi	Barclays Bank PLC	2/6/15	1,649,770	267,000	267,737	737
Chinese Renminbi	JPMorgan Chase Bank N.A.	2/6/15	1,285,125	207,000	208,559	1,559
Chinese Renminbi	Standard Chartered Bank	2/6/15	614,592	99,000	99,740	740
Colombian Peso	Barclays Bank PLC	12/12/14	3,678,632,888	1,927,958	1,781,507	(146,451)
Colombian Peso	Standard Chartered Bank	12/12/14	361,950,000	190,000	175,287	(14,713)
Colombian Peso	Standard Chartered Bank	3/10/15	1,690,513,750	815,000	812,261	(2,739)

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Hungarian Forint	Barclays Bank PLC	11/6/14	272,743,956	1,134,157	1,110,256	(23,901)
Hungarian Forint	JPMorgan Chase Bank N.A.	11/6/14	48,941,417	205,872	199,225	(6,647)
Hungarian Forint	Standard Chartered Bank	11/6/14	206,436,503	894,523	840,339	(54,184)
Hungarian Forint	Barclays Bank PLC	3/18/15	185,994,182	769,095	755,011	(14,084)
Indian Rupee	Standard Chartered Bank	11/14/14	61,453,870	1,007,482	998,067	(9,415)
Indian Rupee	UBS Warburg	3/12/15	25,071,240	399,414	397,045	(2,369)
Indonesian Rupiah	UBS Warburg	3/13/15	4,975,425,000	405,000	402,164	(2,836)
Korean Won	Barclays Bank PLC	11/10/14	1,270,470,400	1,211,570	1,188,799	(22,771)
Korean Won	JPMorgan Chase Bank N.A.	11/10/14	291,241,500	285,000	272,519	(12,481)
Korean Won	Standard Chartered Bank	11/10/14	315,427,200	309,000	295,150	(13,850)
Malaysian Ringgit	JPMorgan Chase Bank N.A.	11/19/14	6,227,976	1,914,945	1,891,209	(23,736)
Malaysian Ringgit	Standard Chartered Bank	11/19/14	2,682,100	840,000	814,456	(25,544)
Malaysian Ringgit	UBS Warburg	11/19/14	357,016	110,000	108,413	(1,587)
Malaysian Ringgit	Standard Chartered Bank	3/3/15	6,492,968	1,971,775	1,957,984	(13,791)
Mexican Peso	Barclays Bank PLC	12/23/14	23,466,369	1,726,738	1,737,350	10,612
Mexican Peso	Barclays Bank PLC	12/23/14	2,184,837	162,020	161,756	(264)
Mexican Peso	Standard Chartered Bank	12/23/14	15,085,961	1,150,840	1,116,900	(33,940)
Philippine Peso	Barclays Bank PLC	11/12/14	8,118,880	185,914	180,913	(5,001)
Philippine Peso	UBS Warburg	3/5/15	8,118,880	180,500	180,344	(156)
Polish Zloty	Barclays Bank PLC	11/25/14	532,926	161,000	158,063	(2,937)
Polish Zloty	Barclays Bank PLC	11/25/14	533,973	161,000	158,373	(2,627)
Polish Zloty	JPMorgan Chase Bank N.A.	11/25/14	636,096	192,000	188,662	(3,338)
Polish Zloty	Standard Chartered Bank	11/25/14	2,430,320	744,000	720,817	(23,183)
Polish Zloty	UBS Warburg	11/25/14	4,495,056	1,377,000	1,333,205	(43,795)
Romanian Leu	Barclays Bank PLC	12/19/14	6,932,838	1,998,603	1,967,808	(30,795)
Russian Ruble	Standard Chartered Bank	2/20/15	4,061,210	101,000	91,547	(9,453)
Russian Ruble	UBS Warburg	2/20/15	50,122,439	1,254,629	1,129,850	(124,779)
South African Rand	Barclays Bank PLC	1/16/15	10,200,000	919,638	913,410	(6,228)
South African Rand	Barclays Bank PLC	1/16/15	1,142,140	100,000	102,279	2,279
South African Rand	JPMorgan Chase Bank N.A.	1/16/15	1,353,113	118,600	121,171	2,571
South African Rand	JPMorgan Chase Bank N.A.	1/16/15	30,547,977	2,795,666	2,735,571	(60,095)
Thai Baht	JPMorgan Chase Bank N.A.	12/9/14	10,393,379	324,388	318,641	(5,747)
Thai Baht	Standard Chartered Bank	12/9/14	65,842,744	2,025,586	2,018,615	(6,971)
Turkish Lira	Barclays Bank PLC	11/17/14	271,620	121,232	121,764	532
Turkish Lira	Barclays Bank PLC	11/17/14	825,119	374,409	369,890	(4,519)
Turkish Lira	JPMorgan Chase Bank N.A.	11/17/14	468,108	212,690	209,846	(2,844)
Turkish Lira	JPMorgan Chase Bank N.A.	11/17/14	272,325	118,610	122,080	3,470
Turkish Lira	Standard Chartered Bank	11/17/14	397,000	171,401	177,970	6,569
				47,452,549	46,481,952	(970,597)

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2014

Common Stocks – 78.6%

	Shares	Value ($)
Argentina – 4.6%
Banco Macro SA, ADR	128,119	5,411,746
BBVA Banco Frances SA, ADR	189,616	2,506,724
YPF Sociedad Anonima, ADR	61,360	2,158,031
		10,076,501
Cambodia – 0.6%
NagaCorp Ltd.	1,682,000	1,414,383
Colombia – 2.2%
Banco Davivienda SA	323,692	4,833,339
Croatia – 1.1%
Hrvatski Telekom dd	36,586	940,279
Ledo dd	1,049	1,440,408
		2,380,687
Egypt – 0.9%
Centamin plc	2,313,576	1,894,246
Georgia – 3.5%
Bank of Georgia Holdings plc	154,449	6,333,519
TBC Bank JSC, Registered, GDR (a)	85,670	1,267,916
		7,601,435
Kazakhstan – 1.2%
Halyk Savings Bank of Kazakhstan JSC,
Registered, GDR	257,849	2,528,683
Kenya – 1.0%
Safaricom Ltd.	15,434,400	2,099,249
Kuwait – 7.3%
Kuwait Projects Co. (Holding) KSC	1,709,608	4,178,243
Mabanee Co. SAKC	1,306,427	4,573,810
Mobile Telecommunications Co.	935,000	2,027,218
National Bank of Kuwait	1,554,742	5,241,197
		16,020,468
Nigeria – 9.2%
Dangote Cement plc	2,639,997	3,429,503
Diamond Bank plc	116,539,388	4,229,301
FBN Holdings plc	17,187,235	1,207,451
Guaranty Trust Bank plc	20,782,035	3,140,930
Nestle Foods Nigeria plc	343,019	2,031,099
Nigerian Breweries plc	1,802,877	1,765,305
Zenith Bank plc	33,990,001	4,365,663
		20,169,252
Oman – 2.7%
Bank Muscat SAOG	2,686,983	5,047,696
Renaissance Services SAOG	558,866	914,973
		5,962,669
Pakistan – 9.5%
Bank Alfalah Ltd.	5,250,000	1,477,965
D.G. Khan Cement Co. Ltd.	3,400,000	2,655,950
Engro Corp. Ltd.	2,009,297	3,270,818
Engro Fertilizers Ltd. (a)	4,072,330	2,294,519
MCB Bank Ltd.	357,969	974,749
Pakistan Petroleum Ltd.	2,083,780	4,106,730
The Hub Power Co. Ltd.	3,661,692	2,354,985
United Bank Ltd.	1,835,900	3,513,355
		20,649,071
Peru – 2.4%
Credicorp Ltd.	32,400	5,216,400
Philippines – 6.9%
Energy Development Corp.	22,142,200	3,799,761
First Gen Corp.	6,198,600	3,576,566
Robinsons Land Corp.	8,786,700	4,808,227
Vista Land & Lifescapes, Inc.	20,849,800	2,858,585
		15,043,139
Qatar – 6.2%
Doha Bank QSC	100,532	1,630,710
Gulf International Services QSC	162,798	5,320,342
Industries Qatar QSC	19,682	1,024,775
Qatar Electricity & Water Co.	31,750	1,606,121
Qatar National Bank	69,009	4,071,016
		13,652,964
Romania – 1.6%
SIF 5 Oltenia Craiova	6,703,000	3,410,562
South Korea – 0.5%
Kolao Holdings	67,691	1,040,555
Sri Lanka – 2.2%
John Keells Holdings plc	2,465,919	4,882,426
Turkmenistan – 2.3%
Dragon Oil plc	592,957	5,118,749
United Arab Emirates – 12.7%
Al Noor Hospitals Group plc	221,128	3,600,248
Aramex PJSC	394,439	346,470
DAMAC Real Estate
Development Ltd., GDR	85,488	1,684,567
DP World Ltd.	174,885	3,374,254
Emaar Properties PJSC	2,162,069	6,027,652
First Gulf Bank PJSC	641,417	3,228,473
Gulf Marine Services plc	1,294,802	2,770,783
National Bank of Ras Al-Khaimah	498,074	1,200,539
NMC Health plc	419,935	3,319,614
Union National Bank PJSC	1,210,627	2,334,468
		27,887,068
TOTAL COMMON STOCKS
(COST $167,731,203)		171,881,846

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Convertible Corporate Bonds – 0.1%

	Principal
	Amount ($)	Value ($)
Oman – 0.1%
Bank Muscat SAOG,
0.45%, 3/20/16	45,141	12,311
Bank Muscat SAOG,
0.45%, 3/20/17	270,600	74,503
Renaissance Services SAOG,
0.38%, 7/25/17	142,800	42,655
		129,469
TOTAL CONVERTIBLE CORPORATE
BONDS (COST $163,335)		129,469

Warrants – 0.0%

	Shares
Sri Lanka – 0.0%
John Keells Holdings plc,
11/12/15 (a)(b)	1	1
John Keells Holdings plc,
11/11/16 (a)(b)	1	–
		1
Ukraine – 0.0%
EastCoal, Inc., 5/31/15 (a)(b)	3,605	–
TOTAL WARRANTS
(COST $–)		1

Participatory Notes – 14.4%

Saudi Arabia – 7.8%
Al Tayyar Travel Group, 6/20/15,
(Merrill Lynch International & Co.)	102,009	3,709,369
Jarir Marketing Co., 1/17/17,
(Credit Suisse AG)	103,859	5,236,691
Samba Financial Group, 13.52%,
9/27/16, (Deutsche Bank AG)	314,501	3,839,467
Yanbu National Petrochemical Co.,
9/27/16, (Deutsche Bank AG)(a)	93,729	1,599,959
Yanbu National Petrochemical Co.,
5.86%, 10/14/15,
(Credit Suisse AG)	151,556	2,587,068
		16,972,554
United Arab Emirates – 1.7%
Aramex PJSC, 3/30/16, (Merrill Lynch
International & Co.)	4,245,083	3,652,281
Vietnam – 4.9%
PetroVietnam Drilling & Well Services
JSC, 1/20/15, (Citigroup Global
Markets Holding, Inc.)(a)	232,434	1,027,937
PetroVietnam Drilling & Well Services
JSC, 9/6/16, (JPMorgan Chase)(a)	1,409,794	6,234,798
Vietnam Dairy Products JSC,
2/22/18, (JPMorgan Chase)	295,546	1,460,001
Vietnam Dairy Products JSC,
971.43%, 1/20/15, (Citigroup
Global Markets Holding, Inc.)	405,838	2,004,846
		10,727,582
TOTAL PARTICIPATORY NOTES
(COST $30,108,017)		31,352,417

Investment Companies – 6.3%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (c)	13,798,127	13,798,127
TOTAL INVESTMENT COMPANIES
(COST $13,798,127)		13,798,127
TOTAL INVESTMENT SECURITIES
(COST $211,800,682) — 99.4%		217,161,860
____________________

Percentages indicated are based on net assets of $218,453,301.
(a) Represents non-income producing security.
(b) Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of October 31, 2014. The total of all such securities represents less than 0.005% of net assets of the Fund.
(c) The rate represents the annualized one-day yield that was in effect on October 31, 2014.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2014:

Percentage of Net Assets
Industry	at Value (%)
Banks	33.3
Energy Equipment & Services	7.5
Investment Companies	6.3
Real Estate Management & Development	6.3
Oil, Gas & Consumable Fuels	6.6
Chemicals	4.5
Independent Power and Renewable
Electricity Producers	4.5
Diversified Financial Services	3.5
Health Care Providers & Services	3.2
Food Products	3.2
Construction Materials	2.8
Commercial Services & Supplies	2.4
Hotels, Restaurants & Leisure	4.0
Industrial Conglomerates	2.2
Marine	1.9
Air Freight & Logistics	1.8
Capital Markets	1.6
Wireless Telecommunication Services	0.9
Metals & Mining	0.9
Beverages	0.8
Multi-Utilities	0.7
Specialty Retail	0.5
Total	99.4

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2014

Foreign Bonds – 1.2%†

	Principal
	Amount ($)	Value ($)
Brazil – 0.9%
Letra Tesouro Nacional,
Series LTN, 7/1/15	24,000,000	8,999,137
Mexico – 0.0%
Mexican Bonos Desarr, Series M,
6.50%, 6/10/21 (a)	1,000,000	78,075
Mexican Bonos Desarr, Series M30,
10.00%, 11/20/36 (a)	711,800	72,499
		150,574
South Africa – 0.3%
Republic of South Africa,
Series R203, 8.25%, 9/15/17	35,115,000	3,310,968
TOTAL FOREIGN BONDS
(COST $13,452,734)		12,460,679

Yankee Dollars – 39.4%

Barbados – 0.1%
Columbus International, Inc.,
7.38%, 3/30/21, Callable
3/30/18 @ 103.69 (b)(c)	1,100,000	1,166,000
Brazil – 5.6%
Banco Bradesco SA, Registered,
4.10%, 3/23/15	9,000,000	9,090,000
Banco do Estado do Rio
Grande do Sul SA, Registered,
7.38%, 2/2/22	1,900,000	1,989,433
Banco Votorantim, Registered,
5.25%, 2/11/16	200,000	206,900
Caixa Economica Federal,
4.50%, 10/3/18 (b)	1,200,000	1,228,680
Caixa Economica Federal,
Registered, 2.38%, 11/6/17	3,750,000	3,670,313
Caixa Economica Federal,
Registered, 4.50%, 10/3/18	700,000	716,730
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	1,080,000	1,179,900
Centrais Eletricas Brasileiras SA,
Registered, 5.75%, 10/27/21	3,675,000	3,734,719
Federal Republic of Brazil,
6.00%, 1/17/17	5,900,000	6,460,500
Federal Republic of Brazil,
4.88%, 1/22/21	6,800,000	7,327,000
Federal Republic of Brazil,
2.63%, 1/5/23	390,000	359,385
Federal Republic of Brazil,
11.00%, 8/17/40, Callable
8/17/15 @ 100	900,000	972,000
Petrobras International Finance Co.
(Pifco), 3.88%, 1/27/16	3,375,000	3,440,300
Petrobras International Finance Co.,
6.13%, 10/6/16	17,264,000	18,477,141
Petrobras International Finance Co.,
7.88%, 3/15/19	800,000	917,384
		59,770,385
Chile – 0.6%
Banco del Estado de Chile,
2.00%, 11/9/17 (b)	2,600,000	2,606,500
Banco Santander Chile, Registered,
3.88%, 9/20/22	300,000	300,036
Codelco, Inc., Registered,
3.88%, 11/3/21	930,000	960,535
CorpBanca SA, 3.13%, 1/15/18	2,400,000	2,399,640
Empresa Nacional de Petroleo,
Registered, 4.75%, 12/6/21	465,000	484,468
		6,751,179
China – 3.3%
CNOOC Curtis Funding No.1 Pty
Ltd., 4.50%, 10/3/23 (b)	1,425,000	1,509,725
CNOOC Finance (2013) Ltd.,
1.13%, 5/9/16	1,300,000	1,300,577
CNOOC Finance (2014) ULC,
4.25%, 4/30/24	1,000,000	1,033,145
CNPC (HK) Overseas Capital Ltd.,
Registered, 3.13%, 4/28/16	2,000,000	2,048,050
CNPC General Capital Ltd.,
Registered, 1.45%, 4/16/16	4,450,000	4,448,727
CNPC General Capital Ltd.,
Registered, 2.75%, 4/19/17	3,794,000	3,861,655
CNPC General Capital Ltd.,
1.45%, 4/16/16 (b)	800,000	799,771
Sinopec Capital (2013) Ltd.,
1.25%, 4/24/16 (b)	3,300,000	3,294,727
Sinopec Group Overseas
Development (2012) Ltd.,
Registered, 3.90%, 5/17/22	10,000,000	10,222,880
Sinopec Group Overseas
Development (2013) Ltd.,
4.38%, 10/17/23 (b)	5,400,000	5,640,413
		34,159,670
Colombia – 6.6%
Banco Davivienda SA, Registered,
2.95%, 1/29/18	5,000,000	4,999,999
Banco de Bogota SA, Registered,
5.00%, 1/15/17	2,200,000	2,343,000
Bancolombia SA, 5.95%, 6/3/21	410,000	454,588
Grupo Aval Ltd., Registered,
5.25%, 2/1/17	3,410,000	3,604,370
Grupo Aval Ltd., Registered,
4.75%, 9/26/22	830,000	829,336
Republic of Colombia,
8.25%, 12/22/14	1,040,000	1,049,880
Republic of Colombia,
7.38%, 1/27/17	20,285,000	22,891,623
Republic of Colombia, 7.38%,
3/18/19	21,070,000	25,262,929
Republic of Colombia,
4.38%, 7/12/21	6,140,000	6,548,310
Republic of Colombia,
6.13%, 1/18/41	1,330,000	1,596,000
		69,580,035

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Costa Rica – 0.4%
Costa Rica Government International
Bond, Registered,
4.25%, 1/26/23 (b)	2,470,000	2,346,500
Costa Rica Government
International Bond, Registered,
4.38%, 4/30/25	970,000	902,100
Republic of Costa Rica,
4.25%, 1/26/23	1,200,000	1,140,000
		4,388,600
Gabon – 0.3%
Gabonese Republic,
6.38%, 12/12/24 (b)	3,100,000	3,286,000
India – 0.2%
ICICI Bank Ltd., 4.75%, 11/25/16	600,000	630,231
ICICI Bank Ltd., Registered,
5.00%, 1/15/16	250,000	259,345
Vedanta Resources plc,
Registered, 6.75%, 6/7/16	1,400,000	1,465,100
		2,354,676
Indonesia – 5.0%
PT Pertamina (Persero) Tbk,
4.30%, 5/20/23 (b)	1,300,000	1,264,250
PT Pertamina Tbk, Registered,
4.88%, 5/3/22	1,300,000	1,326,000
Republic of Indonesia,
5.88%, 1/15/24 (b)	3,700,000	4,208,750
Republic of Indonesia, Registered,
7.25%, 4/20/15	4,784,000	4,921,540
Republic of Indonesia, Registered,
7.50%, 1/15/16	4,323,000	4,625,610
Republic of Indonesia, Registered,
6.88%, 3/9/17	3,300,000	3,659,040
Republic of Indonesia, Registered,
11.63%, 3/4/19	6,750,000	9,045,000
Republic of Indonesia, Registered,
5.88%, 3/13/20	2,990,000	3,345,063
Republic of Indonesia, Registered,
4.88%, 5/5/21	12,160,000	12,995,999
Republic of Indonesia, Registered,
3.75%, 4/25/22	3,855,000	3,835,725
Republic of Indonesia, Registered,
5.38%, 10/17/23	2,300,000	2,527,125
Republic of Indonesia, Registered,
5.25%, 1/17/42	425,000	426,063
		52,180,165
Israel – 0.6%
Delek & Avner (Tamar Bond) Ltd.,
2.80%, 12/30/16 (b)	1,000,000	999,586
Israel Electric Corp. Ltd., Registered,
5.63%, 6/21/18	5,000,000	5,313,000
		6,312,586
Kazakhstan – 2.3%
Development Bank of Kazakhstan,
4.13%, 12/10/22 (b)	1,750,000	1,655,938
KazMunaiGaz Finance Sub B.V.,
Registered, 11.75%, 1/23/15	21,781,000	22,230,342
		23,886,280
Lithuania – 0.1%
Republic of Lithuania, Registered,
7.38%, 2/11/20	870,000	1,052,700
Mexico – 2.4%
Comision Federal de Electricidad,
4.88%, 1/15/24 (b)	1,600,000	1,688,000
Petroleos Mexicanos,
4.88%, 3/15/15	2,000,000	2,027,000
Petroleos Mexicanos,
5.50%, 1/21/21	550,000	608,053
Petroleos Mexicanos,
4.88%, 1/18/24	250,000	264,375
United Mexican States,
5.63%, 1/15/17	6,280,000	6,876,600
United Mexican States, Series E,
5.95%, 3/19/19, MTN	2,050,000	2,352,375
United Mexican States,
4.00%, 10/2/23	730,000	762,120
United Mexican States, Series A,
6.05%, 1/11/40	6,470,000	7,812,525
United Mexican States, 4.75%,
3/8/44, MTN	330,000	335,115
United Mexican States,
5.55%, 1/21/45	2,370,000	2,689,950
		25,416,113
Namibia – 0.1%
Namibia International Bond,
Registered, 5.50%, 11/3/21	1,090,000	1,177,200
Panama – 0.6%
Republic of Panama,
5.20%, 1/30/20	5,240,000	5,790,200
Republic of Panama,
6.70%, 1/26/36	360,000	452,700
		6,242,900
Peru – 1.0%
BBVA Banco Continental SA,
Registered, 2.25%, 7/29/16	5,000,000	5,012,500
Continental Senior Trust, Registered,
5.75%, 1/18/17	3,150,000	3,386,250
Republic of Peru, 6.55%, 3/14/37	1,660,000	2,120,650
		10,519,400
Republic of Serbia – 0.4%
Republic of Serbia,
5.88%, 12/3/18 (b)	2,800,000	2,966,264
Republic of Serbia,
4.88%, 2/25/20	925,000	938,875
Republic of Serbia, Registered,
5.25%, 11/21/17	410,000	424,350
		4,329,489

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
South Africa – 1.8%
Eskom Holdings SOC Ltd.,
6.75%, 8/6/23 (b)	800,000	861,000
Republic of South Africa,
6.88%, 5/27/19	11,570,000	13,291,038
Republic of South Africa,
5.88%, 5/30/22	3,400,000	3,842,000
Republic of South Africa,
5.88%, 9/16/25	1,200,000	1,356,000
		19,350,038
South Korea – 0.3%
Export-Import Bank of Korea,
0.98%, 1/14/17 (a)	3,600,000	3,618,821
Turkey – 6.4%
Akbank TAS, Registered,
5.13%, 7/22/15	9,080,000	9,261,600
Republic of Turkey,
7.25%, 3/15/15	18,392,000	18,780,071
Republic of Turkey,
7.00%, 9/26/16	19,200,000	20,990,207
Republic of Turkey,
7.50%, 7/14/17	2,860,000	3,217,500
Republic of Turkey,
6.75%, 4/3/18	1,800,000	2,011,500
Republic of Turkey,
7.50%, 11/7/19	540,000	636,363
Republic of Turkey,
6.25%, 9/26/22	5,500,000	6,242,500
Turkiye Halk Bankasi AS,
3.88%, 2/5/20 (b)	2,500,000	2,383,750
Turkiye Is Bankasi AS,
3.88%, 11/7/17 (b)	1,000,000	1,005,700
Turkiye Is Bankasi AS,
5.50%, 4/21/19 (b)	1,450,000	1,504,375
Turkiye Vakiflar Bankasi TAO,
5.00%, 10/31/18 (b)	800,000	816,000
		66,849,566
United States – 1.1%
Pemex Project Funding Master Trust,
5.75%, 3/1/18	10,000,000	11,053,000
Uruguay – 0.2%
Republica Oriental del Uruguay,
4.50%, 8/14/24	1,755,000	1,851,525
TOTAL YANKEE DOLLARS
(COST $410,906,136)		415,296,328

Investment Companies — 58.5%

	Shares
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (d)	615,187,950	615,187,950
TOTAL INVESTMENT COMPANIES
(COST $615,187,950)		615,187,950
TOTAL INVESTMENT
SECURITIES (COST
$1,039,546,820) — 99.1%		1,042,944,957
____________________

Percentages indicated are based on net assets of $1,052,325,622.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2014. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(c)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(d)	The rate represents the annualized one-day yield that was in effect on October 31, 2014.
MTN — Medium Term Note
ULC — Unlimited Liability Co.

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2014:

Percentage of Net Assets
Industry	at Value (%)
Investment Companies	58.5
Sovereign Bonds	23.9
Oil, Gas & Consumable Fuels	8.0
Banks	5.5
Electric Utilities	1.3
Energy Equipment & Services	1.1
Capital Markets	0.4
Metals & Mining	0.2
Media	0.1
Diversified Financial Services	0.1
Total	99.1

30 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Futures Contracts

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note December Future	Short	12/19/14	250	$31,589,844	$761,596
2-Year U.S. Treasury Note December Future	Short	12/31/14	304	66,747,000	(79,941)
				$98,336,844	$681,655

Interest Rate Swap Agreements

At October 31, 2014, the Fund’s open interest rate swap agreements were as follows:

									Unrealized
Pay/Receive		Fixed			Notional		Notional		Appreciation/
Floating		Rate	Expiration		Amount		Amount	Value	(Depreciation
Rate	Floating Rate Index	(%)	Date	Counterparty	(Local)		($)	($)	($)
				Barclays Bank
Pay	1-Year BRL CDI	12.08	1/4/16	PLC	125,726,931	BRL	50,757,744	(43,926)	(43,926)
				Credit Suisse
Pay	1-Year BRL CDI	12.09	1/4/16	International	305,287,210	BRL	123,248,773	—	—
				Bank of
Pay	1-Year BRL CDI	12.09	1/4/16	America	167,065,950	BRL	67,446,891	—	—
				Standard
Receive	3-Month LIBOR BBA	0.23	5/17/22	Chartered Bank	1,200,000	USD	1,200,000	11,000	11,000
				Barclays Bank
Receive	3-Month LIBOR BBA	0.24	8/10/22	PLC	13,000,000	USD	13,000,000	402,151	402,151
								369,225	369,225

Credit Default Swap Agreements - Buy Protection(a)

At October 31, 2014, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31,	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2014 (%)(b)	($)(c)	(%)	($)	($)	($)
CDX.EM.22	Barclays Bank PLC	12/20/19	2.39	43,500,000	1.00	2,735,289	3,092,849	(357,560)
Emirate of Abu Dhabi	Barclays Bank PLC	6/20/18	0.39	4,400,000	1.00	(105,857)	(72,021)	(33,836)
	JPMorgan Chase
Republic of Korea	Bank N.A.	9/20/17	0.26	100,000	1.00	(2,264)	1,211	(3,475)
	JPMorgan Chase
Republic of Korea	Bank N.A.	9/20/17	0.26	5,000,000	1.00	(113,201)	12,067	(125,268)
	Credit Suisse
Republic of Korea	International	6/20/18	0.34	6,000,000	1.00	(150,464)	(63,927)	(86,537)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.34	5,500,000	1.00	(137,924)	(65,689)	(72,235)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.34	7,000,000	1.00	(175,542)	(45,513)	(130,029)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.34	7,000,000	1.00	(175,542)	(59,600)	(115,942)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.34	6,000,000	1.00	(150,465)	(77,634)	(72,831)
Republic of Korea	Barclays Bank PLC	12/20/18	0.40	5,500,000	1.00	(144,776)	(97,481)	(47,295)
Republic of Korea	Barclays Bank PLC	12/20/18	0.40	5,500,000	1.00	(144,777)	(97,533)	(47,244)
	JPMorgan Chase
Republic of Korea	Bank N.A.	12/20/18	0.40	10,500,000	1.00	(276,391)	(191,452)	(84,939)
	JPMorgan Chase
Republic of Philippines	Bank N.A.	9/20/17	0.48	1,700,000	1.00	(29,138)	38,756	(67,894)
Republic of Ukraine	Bank of America	3/20/19	12.48	3,000,000	5.00	661,698	276,036	385,662
Republic of Ukraine	Bank of America	3/20/19	12.48	9,000,000	5.00	1,985,093	736,153	1,248,940
State of Qatar	Barclays Bank PLC	9/20/17	0.38	6,250,000	1.00	(113,157)	74,259	(187,416)
						3,662,582	3,460,481	202,101
See notes to financial statements.	HSBC FAMILY OF FUNDS 31

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2014, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional			Paid/	Appreciation/
		Expiration	October 31,	Amount	Fixed	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2014 (%)(b)	($)(c)	Rate (%)	($)	($)	($)
Federative Republic	JPMorgan Chase
of Brazil	Bank N.A.	6/20/18	1.12	2,500,000	1.00	(10,643)	(46,715)	36,072
Federative Republic	Credit Suisse
of Brazil	International	6/20/18	1.16	14,000,000	1.00	(59,602)	(297,735)	238,133
Federative Republic	Credit Suisse
of Brazil	International	6/20/18	1.16	4,500,000	1.00	(19,158)	(96,534)	77,376
Federative Republic
of Brazil	Barclays Bank PLC	6/20/18	1.16	2,500,000	1.00	(10,713)	(39,915)	29,202
People’s Republic	JPMorgan Chase
of China	Bank N.A.	6/20/18	0.71	5,500,000	1.00	99,759	71,224	28,535
People’s Republic	Credit Suisse
of China	International	6/20/18	0.53	6,000,000	1.00	108,829	37,634	71,195
People’s Republic	JPMorgan Chase
of China	Bank N.A.	6/20/18	0.53	6,000,000	1.00	108,829	83,678	25,151
	JPMorgan Chase
Republic of Peru	Bank N.A.	6/20/17	0.54	100,000	1.00	1,335	(3,224)	4,559
Republic of South Africa	Barclays Bank PLC	12/20/17	1.21	3,500,000	1.00	(13,813)	(88,148)	74,335
	JPMorgan Chase
Republic of South Africa	Bank N.A.	12/20/17	1.13	3,500,000	1.00	(13,813)	(99,897)	86,084
	JPMorgan Chase
Republic of South Africa	Bank N.A.	9/20/18	1.40	13,000,000	1.00	(167,967)	(716,665)	548,698
	JPMorgan Chase
Republic of South Africa	Bank N.A.	3/20/19	1.53	12,700,000	1.00	(254,471)	(725,926)	471,455
Republic of Turkey	Barclays Bank PLC	6/20/19	1.53	10,500,000	1.00	(261,796)	(724,262)	462,466
						(493,224)	(2,646,485)	2,153,261

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

32 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

At October 31, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Bank of America	11/4/14	15,904,671	6,938,000	6,413,167	524,833
Brazilian Real	Barclays Bank PLC	11/4/14	253,762	107,732	102,323	5,409
Brazilian Real	JPMorgan Chase Bank N.A.	11/4/14	35,250,130	14,848,489	14,213,746	634,743
Brazilian Real	UBS Warburg	11/4/14	13,254,079	5,782,000	5,344,380	437,620
Brazilian Real	Standard Chartered Bank	12/2/14	133,386,699	53,131,527	53,332,707	(201,180)
Brazilian Real	Bank of America	2/3/15	14,297,979	5,791,000	5,615,970	175,030
Brazilian Real	Barclays Bank PLC	2/3/15	90,031,581	36,182,241	35,362,666	819,575
Brazilian Real	JPMorgan Chase Bank N.A.	2/3/15	31,800,585	12,893,000	12,490,655	402,345
Brazilian Real	Standard Chartered Bank	2/3/15	23,223,004	9,391,000	9,121,547	269,453
Chilean Peso	JPMorgan Chase Bank N.A.	12/17/14	35,593,968	61,100	61,672	(572)
Chilean Peso	Barclays Bank PLC	3/10/15	2,570,782,500	4,230,000	4,421,183	(191,183)
Chilean Peso	JPMorgan Chase Bank N.A.	3/10/15	3,404,430,000	5,604,000	5,854,874	(250,874)
Chilean Peso	Standard Chartered Bank	3/10/15	2,410,508,400	3,964,000	4,145,547	(181,547)
Chilean Peso	UBS Warburg	3/10/15	2,687,802,000	4,420,000	4,622,431	(202,431)
Chinese Renminbi	Standard Chartered Bank	2/6/15	166,061,610	26,910,000	26,949,690	(39,690)
Colombian Peso	Bank of America	3/10/15	9,719,345,000	4,910,000	4,669,970	240,030
Colombian Peso	Barclays Bank PLC	3/10/15	3,711,600,000	1,800,000	1,783,357	16,643
Colombian Peso	JPMorgan Chase Bank N.A.	3/10/15	21,369,181,500	10,773,000	10,267,507	505,493
Colombian Peso	Standard Chartered Bank	3/10/15	8,933,744,000	4,528,000	4,292,503	235,497
Hungarian Forint	Barclays Bank PLC	11/6/14	1,988,535,088	8,266,000	8,094,710	171,290
Hungarian Forint	JPMorgan Chase Bank N.A.	11/6/14	1,183,669,410	4,917,000	4,818,351	98,649
Hungarian Forint	Standard Chartered Bank	11/6/14	10,268,800,668	44,537,835	41,801,104	2,736,731
Hungarian Forint	UBS Warburg	11/6/14	1,031,410,142	4,289,000	4,198,551	90,449
Hungarian Forint	Barclays Bank PLC	3/18/15	5,034,863,508	20,819,416	20,438,152	381,264
Indian Rupee	Standard Chartered Bank	11/14/14	4,333,185	70,287	70,375	(88)
Korean Won	Bank of America	11/10/14	5,403,807,000	5,185,000	5,056,429	128,571
Korean Won	Barclays Bank PLC	11/10/14	8,514,482,600	8,167,000	7,967,138	199,862
Korean Won	JPMorgan Chase Bank N.A.	11/10/14	6,092,061,200	5,851,000	5,700,439	150,561
Korean Won	Standard Chartered Bank	11/10/14	4,814,737,400	4,622,000	4,505,227	116,773
Korean Won	UBS Warburg	11/10/14	7,863,556,700	7,477,000	7,358,056	118,944
Korean Won	Barclays Bank PLC	2/25/15	32,688,644,900	30,627,994	30,568,394	59,600
Mexican Peso	Bank of America	12/23/14	207,541,533	15,454,000	15,365,488	88,512
Mexican Peso	Barclays Bank PLC	12/23/14	220,525,800	16,430,000	16,326,788	103,212
Mexican Peso	Standard Chartered Bank	12/23/14	767,583,065	58,299,389	56,828,571	1,470,818
Mexican Peso	UBS Warburg	12/23/14	207,552,169	15,454,000	15,366,276	87,724
Polish Zloty	JPMorgan Chase Bank N.A.	11/25/14	50,645,691	16,171,633	15,021,192	1,150,441
South African Rand	JPMorgan Chase Bank N.A.	1/16/15	35,297,546	3,230,333	3,160,894	69,439
				482,133,976	471,712,030	10,421,946

See notes to financial statements.	HSBC FAMILY OF FUNDS 33

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Bank of America	11/4/14	42,220,860	17,490,000	17,024,521	(465,479)
Brazilian Real	Barclays Bank PLC	11/4/14	22,441,782	9,071,052	9,049,095	(21,957)
Brazilian Real	Bank of America	12/2/14	14,807,587	5,791,000	5,920,595	129,595
Brazilian Real	Barclays Bank PLC	12/2/14	33,299,347	13,019,000	13,314,253	295,253
Brazilian Real	JPMorgan Chase Bank N.A.	12/2/14	32,886,820	12,893,000	13,149,310	256,310
Brazilian Real	Standard Chartered Bank	12/2/14	24,017,483	9,391,000	9,603,036	212,036
Brazilian Real	UBS Warburg	12/2/14	28,375,463	11,095,000	11,345,511	250,511
Brazilian Real	Barclays Bank PLC	2/3/15	4,353,550	1,704,000	1,709,990	5,990
Brazilian Real	Standard Chartered Bank	2/3/15	133,386,699	52,261,372	52,391,720	130,348
Chilean Peso	Bank of America	3/10/15	3,011,165,300	5,074,000	5,178,545	104,545
Chilean Peso	Barclays Bank PLC	3/10/15	2,735,370,000	4,605,000	4,704,237	99,237
Chilean Peso	JPMorgan Chase Bank N.A.	3/10/15	3,299,631,400	5,554,000	5,674,643	120,643
Chilean Peso	Standard Chartered Bank	3/10/15	2,057,810,800	3,469,000	3,538,984	69,984
Chinese Renminbi	Barclays Bank PLC	2/6/15	30,049,140	4,840,000	4,876,594	36,594
Chinese Renminbi	JPMorgan Chase Bank N.A.	2/6/15	92,783,542	14,945,000	15,057,591	112,591
Chinese Renminbi	Standard Chartered Bank	2/6/15	44,182,336	7,117,000	7,170,232	53,232
Hungarian Forint	Barclays Bank PLC	11/6/14	5,034,863,508	20,885,050	20,495,369	(389,681)
Hungarian Forint	Standard Chartered Bank	11/6/14	3,708,456,000	15,280,000	15,095,975	(184,025)
Hungarian Forint	UBS Warburg	11/6/14	5,729,095,800	23,700,000	23,321,373	(378,627)
Indian Rupee	Standard Chartered Bank	11/14/14	4,333,185	71,117	70,375	(742)
Korean Won	Barclays Bank PLC	11/10/14	32,688,644,900	30,751,312	30,587,288	(164,024)
Polish Zloty	Bank of America	11/25/14	50,680,973	15,570,000	15,031,658	(538,342)
Polish Zloty	Barclays Bank PLC	11/25/14	27,388,151	8,266,000	8,123,153	(142,847)
Polish Zloty	JPMorgan Chase Bank N.A.	11/25/14	16,290,021	4,917,000	4,831,517	(85,483)
Polish Zloty	Standard Chartered Bank	11/25/14	11,328,003	3,416,000	3,359,814	(56,186)
Polish Zloty	UBS Warburg	11/25/14	14,211,730	4,289,000	4,215,109	(73,891)
Russian Ruble	UBS Warburg	2/20/15	3,999,150	100,104	90,148	(9,956)
South African Rand	Standard Chartered Bank	1/16/15	2,597,000	227,138	232,561	5,423
Turkish Lira	Barclays Bank PLC	11/17/14	267,069	124,564	119,724	(4,840)
				305,916,709	305,282,921	(633,788)

34 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC RMB FIXED INCOME FUND
Schedule of Portfolio Investments—as of October 31, 2014

Foreign Bonds – 96.0%†

	Principal
	Amount ($)	Value ($)
Brazil – 2.3%
Banco BTG Pactual SA, Series G,
4.10%, 3/26/16 (a)	2,000,000	321,948
China – 59.7%
361 Degrees International Ltd.,
7.50%, 9/12/17 (a)	2,000,000	322,047
Agricultural Bank of China Ltd.,
3.15%, 9/3/15 (a)	2,000,000	325,493
AVIC International Finance &
Investment Ltd., 4.80%, 7/9/15	2,000,000	327,831
AVIC International Finance &
Investment Ltd., 4.80%,
4/10/17 (a)	2,000,000	330,783
Bank of China (Luxembourg) SA,
Series E, 3.50%, 5/15/17	2,000,000	325,695
Baosteel Group Corp. Ltd.,
Registered, 4.15%, 3/1/17 (a)	2,000,000	329,015
Beijing Capital Hong Kong Ltd.,
4.70%, 6/20/17 (a)	1,170,000	191,434
Bestgain Real Estate Lyra Ltd.,
4.50%, 12/4/18	2,000,000	328,005
Bitronic Ltd., 4.00%, 12/12/15 (a)	3,000,000	489,650
China City Construction International
Co. Ltd., 5.35%, 7/3/17	2,000,000	326,572
China Guangdong Nuclear Power
Holding Co. Ltd., Registered,
3.75%, 11/1/15 (a)	2,000,000	326,657
China Merchants Bank Co. Ltd.,
4.10%, 4/10/17 (a)	2,000,000	328,259
China Power Construction Corp.,
4.20%, 5/15/17 (a)	1,000,000	163,987
China Unicom (Hongkong) Ltd.,
Series E, 4.00%, 4/16/17, MTN	1,890,000	307,576
Datang Telecom (Hongkong) Holding
Co. Ltd., 5.50%, 9/29/17 (a)	2,000,000	324,366
Eastern Creation II Investment
Holdings Ltd., Series E,
3.75%, 6/27/17, MTN (a)	2,130,000	347,891
Greentown China Holdings,
5.63%, 5/13/16	1,000,000	158,225
Huaneng Power International, Inc.,
3.85%, 2/5/16 (a)	2,000,000	325,015
Industrial & Commercial Bank
of China Ltd., Series E,
3.40%, 2/11/16 (a)	1,000,000	162,717
Industrial & Commercial Bank
of China Ltd., Registered,
3.75%, 11/19/18	1,000,000	163,447
Kaisa Group Holdings Ltd.,
6.88%, 4/22/16	2,000,000	320,649
Longfor Properties Co. Ltd.,
6.75%, 5/28/18	1,500,000	244,773
Maikun Investment Co. Ltd.,
4.50%, 6/6/17 (a)	1,790,000	290,285
New World China Land Ltd.,
8.50%, 4/11/15 (a)	2,000,000	331,619
RKI Finance 2013 Ltd.,
6.00%, 12/3/16	2,000,000	322,643
Sinochem Hong Kong Group Co. Ltd.,
3.55%, 5/13/17	2,000,000	325,955
Times Property Holding Ltd.,
10.38%, 7/16/17 (a)	1,000,000	162,203
Unican Ltd., Series E,
5.60%, 9/18/17 (a)	2,000,000	325,964
		8,228,756
France – 3.6%
Veolia Environnement SA, Series E,
4.50%, 6/28/17 (a)	3,000,000	501,202
Germany — 1.2%
BSH Bosch und Siemens Hausgerate
GmbH, Registered,
3.80%, 7/24/17 (a)	1,000,000	165,987
Hong Kong – 18.4%
Dorsett Hospitality International Ltd.,
Series E, 6.00%, 4/3/18 (a)	2,000,000	321,300
Gemdale International Holdings Ltd.,
9.15%, 7/26/15 (a)	2,000,000	334,191
Lafarge Shui On Cement Ltd.,
Registered, 9.00%, 11/14/14 (a)	2,000,000	327,056
Lai Fung Holdings Ltd.,
6.88%, 4/25/18	2,000,000	312,850
Noble Group Ltd., Series E,
4.00%, 1/30/16	2,000,000	326,823
Rainbow Days Ltd., Registered,
3.00%, 6/30/16 (a)	2,000,000	320,780
SK Global Chemical Co. Ltd.,
4.13%, 9/26/16	2,000,000	327,631
Starway Assets Enterprises, Inc.,
4.10%, 1/22/17	1,600,000	262,108
		2,532,739
Japan – 4.8%
Mitsubishi UFJ Lease & Finance Co.
Ltd., Series E, 3.28%, 2/27/17	2,000,000	325,498
Mitsui & Co. Ltd., Series E,
4.25%, 3/1/17 (a)	2,000,000	333,303
		658,801
Singapore – 2.4%
Global Logistic Properties Ltd.,
Registered, 3.37%, 5/11/16 (a)	2,000,000	324,581
United Kingdom – 1.2%
BP Capital Markets plc, Series E,
3.65%, 2/28/19, MTN (a)	1,000,000	164,569
United States – 2.4%
Caterpillar Financial Services Corp.,
Registered, 3.35%, 11/26/14	2,000,000	326,325
TOTAL FOREIGN BONDS
(COST $13,034,092)		13,224,908

See notes to financial statements.	HSBC FAMILY OF FUNDS 35

HSBC RMB FIXED INCOME FUND
Schedule of Portfolio Investments—as of October 31, 2014 (continued)

Investment Companies – 1.4%

	Shares	Value ($)
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (b)	185,514	185,514
TOTAL INVESTMENT COMPANIES
(COST $185,514)		185,514
TOTAL INVESTMENT SECURITIES
(COST $13,219,606) — 97.3%		13,410,422
____________________

Percentages indicated are based on net assets of $13,777,388.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2014. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2014.
MTN — Medium Term Note

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2014:

Percentage of Net Assets
Industry	at Value (%)
Real Estate Management &
Development	20.6
Diversified Financial Services	12.5
Banks	9.6
Electric Utilities	7.2
Construction & Engineering	6.0
Transportation Infrastructure	4.8
Chemicals	4.8
Trading Companies & Distributors	4.7
Commercial Services & Supplies	3.7
Water Utilities	3.5
Construction Materials	2.4
Metals & Mining	2.4
Machinery	2.4
Distributors	2.4
Hotels, Restaurants & Leisure	2.3
Diversified Telecommunication
Services	2.2
Automobiles	2.1
Investment Companies	1.3
Oil, Gas & Consumable Fuels	1.2
Household Durables	1.2
Total	97.3

36 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2014

	Emerging	Emerging	Frontier	Total	RMB Fixed
	Markets	Markets Local	Markets	Return	Income
	Debt Fund	Debt Fund	Fund	Fund	Fund
Assets:
Investment securities, at value	$41,671,434	$36,146,644	$217,161,860	$1,042,944,957	$13,410,422
Segregated cash for collateral	—	70,000	—	210,000	—
Segregated cash with brokers	—	—	—	394,240	—
Foreign currency, at value	13,778	3,061,192	1,760,862	101,935	207,468
Unrealized appreciation on forward foreign currency
exchange contracts	89	1,224,063	—	13,371,803	—
Unrealized appreciation on swap agreements	53,361	60,911	—	4,201,014	—
Interest and dividends receivable	467,701	339,427	523,451	5,475,588	164,522
Premiums paid on swap agreements	—	—	—	4,423,867	—
Receivable for capital shares issued	—	27,111	757,591	936,845	—
Receivable for investments sold	276,800	4,335,967	282,959	9,430,884	—
Reclaims receivable	—	2,561	—	104,063	—
Receivable from Investment Adviser	—	10,796	—	—	2,575
Variation margin on futures contracts	—	—	—	85,406	—
Prepaid expenses	21,292	21,280	22,069	31,807	17,256
Total Assets	42,504,455	45,299,952	220,508,792	1,081,712,409	13,802,243
Liabilities:
Cash overdraft	—	—	41,587	10,970,000	—
Dividends payable	1,605	1,932	—	941,077	330
Unrealized depreciation on forward foreign currency
exchange contracts	165	1,105,952	—	3,583,645	—
Unrealized depreciation on swap agreements	—	82,886	—	1,476,427	—
Payable for investments purchased	246,300	3,086,744	1,483,269	7,104,278	—
Premiums received on swap agreements	38,019	—	—	3,609,871	—
Payable for capital shares redeemed	6,106	2,484	114,320	579,117	1,557
Accrued expenses and other liabilities:
Investment Management	15,575	—	204,453	823,821	—
Administration	1,756	1,699	9,007	42,989	577
Shareholder Servicing	2,065	388	22,264	483	847
Compliance Services	23	—	—	73	7
Accounting	—	—	1,001	—	—
Custodian	8,676	29,160	137,870	44,551	3,292
Transfer Agent	2,712	2,971	5,589	55,684	2,284
Trustee	—	133	513	4,262	24
Other	19,989	18,129	35,618	150,509	15,937
Total Liabilities	342,991	4,332,478	2,055,491	29,386,787	24,855
Net Assets	$42,161,464	$40,967,474	$218,453,301	$1,052,325,622	$13,777,388

See notes to financial statements.	HSBC FAMILY OF FUNDS 37

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2014 (continued)

	Emerging	Emerging	Frontier	Total	RMB Fixed
	Markets	Markets Local	Markets	Return	Income
	Debt Fund	Debt Fund	Fund	Fund	Fund
Composition of Net Assets:
Capital	41,178,292	44,016,014	196,218,162	1,035,711,085	13,424,774
Accumulated net investment income (loss)	31,173	(501,019)	2,032,915	5,155,511	201,715
Accumulated net realized gains (losses)
from investments	(12,140)	(539,564)	14,841,771	(5,120,707)	(41,255)
Net unrealized appreciation (depreciation)
on investments	964,139	(2,007,957)	5,360,453	16,579,733	192,154
Net Assets	$42,161,464	$40,967,474	$218,453,301	$1,052,325,622	$13,777,388

Net Assets:
Class A Shares	$1,194,738	$290,660	$44,837,342	$405,707	$2,690,548
Class I Shares	40,839,339	40,580,865	173,615,959	1,025,926,336	10,974,585
Class S Shares	127,387	95,949	—	25,993,579	112,255
Total	$42,161,464	$40,967,474	$218,453,301	$1,052,325,622	$13,777,388
Shares Outstanding:
($0.001 par value, unlimited number of shares
authorized):
Class A Shares	115,228	33,757	2,998,509	39,146	260,963
Class I Shares	3,929,224	4,714,343	11,515,104	98,823,795	1,063,594
Class S Shares	12,252	11,143	—	2,503,501	10,878
Net Asset Value, Offering Price and Redemption
Price per share:
Class A Shares	$10.37	$8.61	$14.95	$10.36	$10.31
Class I Shares	$10.39	$8.61	$15.08	$10.38	$10.32
Class S Shares	$10.40	$8.61	$—	$10.38	$10.32
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	5.00%	4.75%	4.75%
Maximum Offering Price per share (Net Asset
Value / (100%-maximum sales charge))
Class A Shares	$10.89	$9.04	$15.74	$10.88	$10.82
Total Investments, at cost	$40,760,740	$38,226,416	$211,800,682	$1,039,546,820	$13,219,606
Foreign currency, at cost	$13,619	$3,072,572	$1,761,808	$102,215	$207,091

38 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2014

		Emerging			RMB
	Emerging	Markets	Frontier	Total	Fixed
	Markets	Local Debt	Markets	Return	Income
	Debt Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest	$2,052,204	$2,021,778	$74,190	$15,183,659	$621,452
Dividends	435	518	5,506,626	34,056	18
Foreign tax withholding	—	(41,566)	(332,249)	—	240
Total Investment Income	2,052,639	1,980,730	5,248,567	15,217,715	621,710
Expenses:
Investment Management	212,039	169,011	1,897,745	6,647,805	75,228
Advisory Services:
Operational Support - Class A Shares	2,590	920	70,973	672	5,393
Operational Support - Class I Shares	40,989	33,247	116,332	756,544	10,870
Administration:
Class A Shares	655	232	17,883	170	1,363
Class I Shares	20,709	16,771	58,544	381,472	5,493
Class S Shares	62	48	—	12,722	55
Shareholder Servicing:
Class A Shares	3,237	1,150	88,715	839	6,741
Accounting	63,362	57,149	63,552	65,710	56,001
Compliance Services	998	718	2,892	17,171	324
Custodian	38,282	96,328	516,256	255,272	12,599
Printing	8,744	5,943	27,771	129,769	2,124
Audit	21,642	21,642	25,841	27,272	21,642
Transfer Agent	37,360	37,151	52,463	584,371	27,588
Trustee	3,178	2,512	9,573	58,114	1,067
Registration fees	34,015	38,153	29,953	39,301	44,482
Other	10,029	10,737	30,117	141,710	4,384
Total expenses before fee reductions	497,891	491,712	3,008,610	9,118,914	275,354
Fees contractually reduced/reimbursed by
Investment Adviser	(133,012)	(202,644)	(68,988)	—	(115,576)
Net Expenses	364,879	289,068	2,939,622	9,118,914	159,778

Net Investment Income	1,687,760	1,691,662	2,308,945	6,098,801	461,932

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities
and foreign currency transactions	(98,047)	(2,808,029)	14,885,299	(10,344,245)	150,059
Net realized gains (losses) from swap agreements	23,957	98,005	—	3,796,352	—
Net realized gains (losses) from futures contracts	99,300	—	—	(903,664)	—
Net realized gains (losses) from options contracts	—	—	—	(780,528)	—
Net realized gains (losses) from forward foreign
currency exchange contracts	94,332	587,908	—	15,206,764	—
Change in unrealized appreciation/depreciation
on investments	468,780	(281,747)	1,420,799	25,243,393	(369,467)
Net realized/unrealized gains (losses)
on investments	588,322	(2,403,863)	16,306,098	32,218,072	(219,408)
Change In Net Assets Resulting From Operations	$2,276,082	$(712,201)	$18,615,043	$38,316,873	$242,524

See notes to financial statements.	HSBC FAMILY OF FUNDS 39

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	For the year ended October 31, 2014	For the year ended October 31, 2013	For the year ended October 31, 2014	For the year ended October 31, 2013
Investment Activities:
Operations:
Net investment income (loss)	$1,687,760	$1,697,084	$1,691,662	$922,183
Net realized gains (losses) from investments	119,542	615,059	(2,122,116)	(541,835)
Change in unrealized appreciation/depreciation
on investments	468,780	(3,278,914)	(281,747)	(1,801,503)
Change in net assets resulting from operations	2,276,082	(966,771)	(712,201)	(1,421,155)

Dividends:
Net investment income:
Class A Shares	(49,423)	(28,486)	(361)	(31,726)
Class I Shares	(1,707,510)	(1,845,859)	(170,351)	(710,776)
Class S Shares	(5,267)	(5,796)	(578)	(2,435)
Net realized gains:
Class A Shares	(15,670)	(9,441)	—	(10,809)
Class I Shares	(633,396)	(772,828)	—	(163,733)
Class S Shares	(1,859)	(2,419)	—	(546)
Tax Return of capital:
Class A Shares	—	—	(16,439)	(2,645)
Class I Shares	—	—	(1,376,779)	(59,258)
Class S Shares	—	—	(3,907)	(203)
Change in net assets resulting from shareholder dividends	(2,413,125)	(2,664,829)	(1,568,415)	(982,131)
Change in net assets resulting from capital transactions	109,447	5,464,579	12,291,590	603,018
Change in net assets	(27,596)	1,832,979	10,010,974	(1,800,268)

Net Assets:
Beginning of period	42,189,060	40,356,081	30,956,500	32,756,768
End of period	$42,161,464	$42,189,060	$40,967,474	$30,956,500
Accumulated net investment income (loss)	$31,173	$11,283	$(501,019)	$(497,249)

40 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	For the year ended October 31, 2014	For the year ended October 31, 2013	For the year ended October 31, 2014	For the year ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,317,378	$844,418	$18,340	$73,088
Dividends reinvested	64,385	36,938	16,800	45,180
Value of shares redeemed	(1,245,728)	(279,434)	(1,045,684)	(696,802)
Class A Shares capital transactions	136,035	601,922	(1,010,544)	(578,534)

Class I Shares:
Proceeds from shares issued	5,053,501	5,475,189	16,115,741	2,185,689
Dividends reinvested	2,287,432	2,599,125	1,485,405	915,562
Value of shares redeemed	(7,374,648)	(3,219,872)	(4,303,497)	(1,922,883)
Class I Shares capital transactions	(33,715)	4,854,442	13,297,649	1,178,368

Class S Shares:
Dividends reinvested	7,127	8,215	4,485	3,184
Class S Shares capital transactions	7,127	8,215	4,485	3,184
Change in net assets resulting from capital transactions	$109,447	$5,464,579	$12,291,590	$603,018

SHARE TRANSACTIONS:
Class A Shares:
Issued	127,866	79,794	2,070	7,292
Reinvested	6,308	3,422	1,924	4,760
Redeemed	(118,921)	(25,425)	(119,549)	(70,968)
Change in Class A Shares	15,253	57,791	(115,555)	(58,916)

Class I Shares:
Issued	489,573	514,194	1,825,237	224,421
Reinvested	224,351	236,733	170,380	96,859
Redeemed	(713,562)	(296,599)	(501,310)	(201,361)
Change in Class I Shares	362	454,328	1,494,307	119,919

Class S Shares:
Reinvested	698	748	514	337
Change in Class S Shares	698	748	514	337

See notes to financial statements.	HSBC FAMILY OF FUNDS 41

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
	For the year ended October 31, 2014	For the year ended October 31, 2013	For the year ended October 31, 2014	For the year ended October 31, 2013
Investment Activities:
Operations:
Net investment income (loss)	$2,308,945	$420,423	$6,098,801	$6,997,525
Net realized gains (losses) from investments	14,885,299	3,056,371	6,974,679	1,728,666
Change in unrealized appreciation/depreciation
on investments	1,420,799	2,477,159	25,243,393	(11,628,547)
Change in net assets resulting from operations	18,615,043	5,953,953	38,316,873	(2,902,356)

Dividends:
Net investment income:
Class A Shares	(71,759)	(55,553)	(5,181)	(1,371)
Class I Shares	(385,005)	(594,074)	(14,452,971)	(4,173,501)
Class S Shares	—	—	(531,317)	(100,910)
Net realized gains:
Class A Shares	(578,597)	—	(1,252)	(687)
Class I Shares	(2,118,899)	—	(2,832,439)	(994,711)
Class S Shares	—	—	(107,420)	(273)
Change in net assets resulting from shareholder dividends	(3,154,260)	(649,627)	(17,930,580)	(5,271,453)
Change in net assets resulting from capital transactions	114,377,387	65,526,260	364,367,661	326,942,558
Change in net assets	129,838,170	70,830,586	384,753,954	318,768,749

Net Assets:
Beginning of period	88,615,131	17,784,545	667,571,668	348,802,919
End of period	$218,453,301	$88,615,131	$1,052,325,622	$667,571,668
Accumulated net investment income (loss)	$2,032,915	$286,049	$5,155,511	$187,549

42 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
	For the year ended October 31, 2014	For the year ended October 31, 2013	For the year ended October 31, 2014	For the year ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$33,231,316	$20,178,523	$143,789	$128,377
Dividends reinvested	607,857	54,520	5,740	1,907
Value of shares redeemed	(11,405,859)	(4,091,405)	(21,327)	(115,220)
Class A Shares capital transactions	22,433,314	16,141,638	128,202	15,064

Class I Shares:
Proceeds from shares issued	126,821,683	50,334,400	563,843,623	557,303,774
Dividends reinvested	510,429	594,074	846,570	212,870
Value of shares redeemed	(35,388,039)	(1,543,852)	(201,089,471)	(255,586,928)
Class I Shares capital transactions	91,944,073	49,384,622	363,600,722	301,929,716

Class S Shares:
Proceeds from shares issued	—	—	—	25,001,000
Dividends reinvested	—	—	638,737	101,183
Value of shares redeemed	—	—	—	(104,405)
Class S Shares capital transactions	—	—	638,737	24,997,778
Change in net assets resulting from capital transactions	$114,377,387	$65,526,260	$364,367,661	$326,942,558

SHARE TRANSACTIONS:
Class A Shares:
Issued	2,316,230	1,601,677	14,209	12,697
Reinvested	46,015	5,020	577	186
Redeemed	(768,292)	(331,062)	(2,099)	(11,284)
Change in Class A Shares	1,593,953	1,275,635	12,687	1,599

Class I Shares:
Issued	8,673,067	3,918,149	55,260,351	54,781,199
Reinvested	38,436	54,502	84,650	20,907
Redeemed	(2,542,059)	(120,141)	(19,839,964)	(25,200,517)
Change in Class I Shares	6,169,444	3,852,510	35,505,037	29,601,589

Class S Shares:
Issued	—	—	—	2,429,641
Reinvested	—	—	63,904	10,078
Redeemed	—	—	—	(10,177)
Change in Class S Shares	—	—	63,904	2,429,542

See notes to financial statements.	HSBC FAMILY OF FUNDS 43

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	RMB Fixed Income Fund
	For the	For the
	year ended	year ended
	October 31,	October 31,
	2014	2013
Investment Activities:
Operations:
Net investment income (loss)	$461,932	$422,274
Net realized gains (losses) from investments	150,059	60,531
Change in unrealized appreciation/depreciation on investments	(369,467)	303,021
Change in net assets resulting from operations	242,524	785,826

Dividends:
Net investment income:
Class A Shares	(95,829)	(75,699)
Class I Shares	(421,694)	(359,216)
Class S Shares	(4,406)	(3,758)

Net realized gains:
Class A Shares	(69)	(1)
Class I Shares	(261)	(6)
Class S Shares	(3)	—
Change in net assets resulting from shareholder dividends	(522,262)	(438,680)
Change in net assets resulting from capital transactions	131,271	1,811,342
Change in net assets	(148,467)	2,158,488

Net Assets:
Beginning of period	13,925,855	11,767,367
End of period	$13,777,388	$13,925,855
Accumulated net investment income (loss)	$201,715	$70,399

44 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	RMB Fixed Income Fund
	For the	For the
	year ended	year ended
	October 31,	October 31,
	2014	2013
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$288,757	$1,338,025
Dividends reinvested	79,959	62,209
Value of shares redeemed	(582,679)	(31,872)
Class A Shares capital transactions	(213,963)	1,368,362

Class I Shares:
Proceeds from shares issued	—	80,000
Dividends reinvested	421,955	359,222
Value of shares redeemed	(81,130)	—
Class I Shares capital transactions	340,825	439,222

Class S Shares:
Dividends reinvested	4,409	3,758
Class S Shares capital transactions	4,409	3,758
Change in net assets resulting from capital transactions	$131,271	$1,811,342

Share Transactions:
Class A Shares:
Issued	27,992	128,908
Reinvested	7,718	5,986
Redeemed	(55,964)	(3,061)
Change in Class A Shares	(20,254)	131,833

Class I Shares:
Issued	—	7,625
Reinvested	40,721	34,545
Redeemed	(7,916)	—
Change in Class I Shares	32,805	42,170

Class S Shares:
Reinvested	425	362
Change in Class S Shares	425	362

See notes to financial statements.	HSBC FAMILY OF FUNDS 45

HSBC EMERGING MARKETS DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	$0.25	$0.25	$0.50	$(0.27)	$—	$(0.27)	$10.23	5.02%	$355	1.20%	4.81%	1.38%	10%
Year Ended October 31, 2012	10.23	0.47	1.21	1.68	(0.49)	—	(0.49)	11.42	16.90%	482	1.20%	4.32%	1.55%	54%
Year Ended October 31, 2013	11.42	0.43	(0.74)	(0.31)	(0.47)	(0.22)	(0.69)	10.42	(2.84)%	1,042	1.20%	3.92%	1.48%	53%
Year Ended October 31, 2014	10.42	0.37	0.13	0.50	(0.39)	(0.16)	(0.55)	10.37	5.07%	1,195	1.20%	3.59%	1.51%	51%
CLASS I SHARES
Period Ended October 31, 2011(d)	10.00	0.29	0.24	0.53	(0.28)	—	(0.28)	10.25	5.34%	34,257	0.85%	5.07%	1.12%	10%
Year Ended October 31, 2012	10.25	0.51	1.20	1.71	(0.52)	—	(0.52)	11.44	17.19%	39,751	0.85%	4.68%	1.28%	54%
Year Ended October 31, 2013	11.44	0.45	(0.72)	(0.27)	(0.51)	(0.22)	(0.73)	10.44	(2.52)%	41,027	0.85%	4.19%	1.13%	53%
Year Ended October 31, 2014	10.44	0.41	0.13	0.54	(0.43)	(0.16)	(0.59)	10.39	5.43%	40,839	0.85%	3.99%	1.16%	51%
CLASS S SHARES
Period Ended October 31, 2011(d)	10.00	0.30	0.23	0.53	(0.28)	—	(0.28)	10.25	5.39%	105	0.75%	5.14%	1.02%	10%
Year Ended October 31, 2012	10.25	0.52	1.20	1.72	(0.53)	—	(0.53)	11.44	17.30%	124	0.75%	4.78%	1.18%	54%
Year Ended October 31, 2013	11.44	0.47	(0.73)	(0.26)	(0.52)	(0.22)	(0.74)	10.44	(2.42)%	121	0.75%	4.29%	1.03%	53%
Year Ended October 31, 2014	10.44	0.42	0.14	0.56	(0.44)	(0.16)	(0.60)	10.40	5.64%	127	0.75%	4.09%	1.06%	51%
(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commencement of operations on April 7, 2011.
Amounts designated as “-“ are $0 or have been rounded to $0.

46 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends						Ratios/Supplementary Data
				Net Realized										Ratio of Net	Ratio of
				and								Net		Investment	Expenses
	Net Asset	Net		Unrealized			Net Realized	Tax				Assets	Ratio of Net	Income	to Average
	Value,	Investment		Gains	Total from	Net	Gains from	Return		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income		(Losses) from	Investment	Investment	Investment	of	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)		Investments	Activities	Income	Transactions	Capital	Dividends	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)	(a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	$0.12		$(0.46)	$(0.34)	$(0.09)	$—	$(0.03)	$(0.12)	$9.54	(3.43)%	$1,807	1.20%	2.29%	1.66%	66%
Year Ended October 31, 2012	9.54	0.21		0.21	0.42	(0.10)	—	—	(0.10)	9.86	4.47%	2,053	1.20%	2.13%	1.94%	43%
Year Ended October 31, 2013	9.86	0.24	(e)	(0.69)	(0.45)	(0.19)	(0.05)	(0.02)	(0.26)	9.15	(4.60)%	1,366	1.20%	2.49%	1.69%	86%
Year Ended October 31, 2014	9.15	0.36	(e)	(0.54)	(0.18)	—	—	(0.36)	(0.36)	8.61	(1.91)%	291	1.20%	4.08%	1.79%	199	%(f)
CLASS I SHARES
Period Ended October 31, 2011(d)	10.00	0.13		(0.45)	(0.32)	(0.10)	—	(0.03)	(0.13)	9.55	(3.21)%	24,086	0.85%	2.46%	1.32%	66%
Year Ended October 31, 2012	9.55	0.24		0.21	0.45	(0.13)	—	—	(0.13)	9.87	4.80%	30,602	0.85%	2.47%	1.62%	43%
Year Ended October 31, 2013	9.87	0.28	(e)	(0.70)	(0.42)	(0.22)	(0.05)	(0.02)	(0.29)	9.16	(4.25)%	29,493	0.85%	2.87%	1.34%	86%
Year Ended October 31, 2014	9.16	0.44	(e)	(0.59)	(0.15)	(0.04)	—	(0.36)	(0.40)	8.61	(1.55)%	40,581	0.85%	5.01%	1.45%	199	%(f)
CLASS S SHARES
Period Ended October 31, 2011(d)	10.00	0.14		(0.45)	(0.31)	(0.11)	—	(0.03)	(0.14)	9.55	(3.16)%	97	0.75%	2.58%	1.22%	66%
Year Ended October 31, 2012	9.55	0.25		0.21	0.46	(0.14)	—	—	(0.14)	9.87	4.89%	102	0.75%	2.59%	1.51%	43%
Year Ended October 31, 2013	9.87	0.29	(e)	(0.70)	(0.41)	(0.23)	(0.05)	(0.02)	(0.30)	9.16	(4.16)%	97	0.75%	2.97%	1.24%	86%
Year Ended October 31, 2014	9.16	0.44	(e)	(0.58)	(0.14)	(0.05)	—	(0.36)	(0.41)	8.61	(1.46)%	96	0.75%	5.05%	1.34%	199	%(f)

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commencement of operations on April 7, 2011.
(e)	Calculated based on average shares outstanding.
(f)	The amount and timing of purchases and sales of fund shares during the period contributed to a higher portfolio turnover rate for the year ended October 31, 2014 as compared to prior years.
Amounts designated as “-“ are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 47

HSBC FRONTIER MARKETS FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends					Ratios/Supplementary Data
				Net Realized									Ratio of Net	Ratio of
				and							Net		Investment	Expenses
	Net Asset	Net		Unrealized			Net Realized				Assets	Ratio of Net	Income	to Average
	Value,	Investment		Gains	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income		(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)		Investments	Activities	Income	Transactions	Dividends	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)	(a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	$—		$(0.34)	$(0.34)	$—	$—	$—	$9.66	(3.40)%	$97	2.30%	(0.26)%	2.57%	6%
Year Ended October 31, 2012	9.66	0.16	(e)	1.12	1.28	(0.01)	—	(0.01)	10.93	13.27%	1,409	2.20%	1.51%	3.79%	26%
Year Ended October 31, 2013	10.93	0.08	(e)	2.45	2.53	(0.40)	—	(0.40)	13.06	23.85%	18,342	2.20%	0.60%	2.69%	44%
Year Ended October 31, 2014	13.06	0.20	(e)	2.14	2.34	(0.05)	(0.40)	(0.45)	14.95	18.38%	44,837	2.20%	1.38%	2.24%	64%
CLASS I SHARES
Period Ended October 31, 2011(d)	10.00	—		(0.33)	(0.33)	—	—	—	9.67	(3.30)%	14,407	1.96%	0.09%	2.23%	6%
Year Ended October 31, 2012	9.67	0.29	(e)	1.03	1.32	(0.02)	—	(0.02)	10.97	13.68%	16,375	1.85%	2.83%	2.79%	26%
Year Ended October 31, 2013	10.97	0.15	(e)	2.43	2.58	(0.40)	—	(0.40)	13.15	24.25%	70,273	1.85%	1.20%	2.38%	44%
Year Ended October 31, 2014	13.15	0.23	(e)	2.17	2.40	(0.07)	(0.40)	(0.47)	15.08	18.77%	173,616	1.85%	1.57%	1.90%	64%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commencement of operations on September 6, 2011.
(e)	Calculated based on average shares outstanding.
Amounts designated as “-“ are $0 or have been rounded to $0.

48 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends					Ratios/Supplementary Data
			Net Realized									Ratio of Net	Ratio of
			and							Net		Investment	Expenses
	Net Asset	Net	Unrealized			Net Realized				Assets	Ratio of Net	Income	to Average
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)	(000’s)	Assets(c)	Assets(c)	Reductions)(c)	(b)(d)
CLASS A SHARES
Period Ended October 31, 2012(e)	$10.00	$0.03	$0.33	$0.36	$(0.04)	$—	$(0.04)	$10.32	3.62%	$256	1.60%	0.56%	1.61%	83%
Year Ended October 31, 2013	10.32	0.10	(0.21)	(0.11)	(0.05)	(0.03)	(0.08)	10.13	(1.06)%	268	1.47%	0.94%	1.47%	64%
Year Ended October 31, 2014	10.13	0.04	0.41	0.45	(0.18)	(0.04)	(0.22)	10.36	4.50%	406	1.52%	0.44%	1.52%	77%
CLASS I SHARES
Period Ended October 31, 2012(e)	10.00	0.07	0.31	0.38	(0.05)	—	(0.05)	10.33	3.82%	348,443	1.18%	1.08%	1.18%	83%
Year Ended October 31, 2013	10.33	0.13	(0.20)	(0.07)	(0.08)	(0.03)	(0.11)	10.15	(0.66)%	642,545	1.18%	1.33%	1.18%	64%
Year Ended October 31, 2014	10.15	0.08	0.40	0.48	(0.21)	(0.04)	(0.25)	10.38	4.85%	1,025,926	1.17%	0.77%	1.17%	77%
CLASS S SHARES
Period Ended October 31, 2012(e)	10.00	0.05	0.34	0.39	(0.06)	—	(0.06)	10.33	3.87%	104	1.15%	0.91%	1.48%	83%
Year Ended October 31, 2013	10.33	0.18	(0.24)	(0.06)	(0.09)	(0.03)	(0.12)	10.15	(0.57)%	24,758	1.12%	1.80%	1.12%	64%
Year Ended October 31, 2014	10.15	0.10	0.39	0.49	(0.22)	(0.04)	(0.26)	10.38	4.94%	25,994	1.07%	0.95%	1.07%	77%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on March 30, 2012.
Amounts designated as “-“ are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 49

HSBC RMB FIXED INCOME FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends					Ratios/Supplementary Data
			Net Realized									Ratio of Net	Ratio of
			and							Net		Investment	Expenses
	Net Asset	Net	Unrealized			Net Realized				Assets	Ratio of Net	Income	to Average
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)	(a)(c)
CLASS A SHARES
Period Ended October 31, 2012(d)	$10.00	$0.10 (e)	$0.22	$0.32	$(0.08)	$—	$(0.08)	$10.24	3.24%	$1,530	1.45%	2.54%	3.26%	—%
Year Ended October 31, 2013	10.24	0.31	0.29	0.60	(0.32)	—	(0.32)	10.52	5.96%	2,959	1.45%	2.97%	2.50%	—%
Year Ended October 31, 2014	10.52	0.32	(0.16)	0.16	(0.37)	—	(0.37)	10.31	1.54%	2,691	1.45%	3.10%	2.29%	54	%(f)
CLASS I SHARES
Period Ended October 31, 2012(d)	10.00	0.10 (e)	0.24	0.34	(0.09)	—	(0.09)	10.25	3.40%	10,134	1.10%	2.43%	2.26%	—%
Year Ended October 31, 2013	10.25	0.34	0.30	0.64	(0.36)	—	(0.36)	10.53	6.31%	10,856	1.10%	3.30%	2.09%	—%
Year Ended October 31, 2014	10.53	0.36	(0.17)	0.19	(0.40)	—	(0.40)	10.32	1.89%	10,975	1.10%	3.45%	1.95%	54	%(f)
CLASS S SHARES
Period Ended October 31, 2012(d)	10.00	0.10 (e)	0.24	0.34	(0.09)	—	(0.09)	10.25	3.44%	103	1.00%	2.53%	2.16%	—%
Year Ended October 31, 2013	10.25	0.35	0.30	0.65	(0.37)	—	(0.37)	10.53	6.41%	110	1.00%	3.40%	1.99%	—%
Year Ended October 31, 2014	10.53	0.37	(0.17)	0.20	(0.41)	—	(0.41)	10.32	2.00%	112	1.00%	3.55%	1.85%	54	%(f)

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commencement of operations on June 8, 2012.
(e)	Calculated based on average shares outstanding.
(f)	The portfolio turnover rate significantly increased due to there being both sales and purchases of long-term securities during the year.
Amounts designated as “-“ are $0 or have been rounded to $0.

50 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2014

1. Organization:

The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2014, the Trust is composed of 15 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (the “Trusts”). The accompanying financial statements are presented for the following five funds (individually a “Fund,” collectively the “Funds” or the “Emerging Markets Funds”):

Fund	Short Name
HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund	Emerging Markets Local Debt Fund
HSBC Frontier Markets Fund	Frontier Markets Fund
HSBC Total Return Fund	Total Return Fund
HSBC RMB Fixed Income Fund	RMB Fixed Income Fund

Each of the Funds is a non-diversified fund. Financial statements for all other funds of the Trusts are published separately.

The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Emerging Markets Debt Fund, the Emerging Markets Local Debt Fund, the Total Return Fund and the RMB Fixed Income Fund (“Debt Funds”) are authorized to issue three classes of shares: Class A Shares, Class I Shares, and Class S Shares. Class A Shares of the Debt Funds have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Frontier Markets Fund is authorized to issue two classes of shares: Class A Shares and Class I Shares. Class A Shares of the Frontier Markets Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Effective as of April 30, 2014, the Frontier Markets Fund was closed to new investors, subject to certain exceptions.

Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

HSBC FAMILY OF FUNDS       51

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2014 (continued)

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Restricted and Illiquid Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. At October 31, 2014, all restricted securities held were deemed liquid.

Participation Notes and Participatory Notes:

The Frontier Markets Fund may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If a P-note was held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of the Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker- dealers that issue them, which subjects the Fund that holds them to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

52       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2014 (continued)

Derivative Instruments:

All open derivative positions at year end are reflected on the Funds’ Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Forward Foreign Currency Exchange Contracts:

Each Fund may enter into forward foreign currency exchange contracts. The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty.

During the year ended October 31, 2014, the Funds entered into forward foreign currency exchange contracts to gain exposure to certain markets and for hedging purposes. The notional amount of forward foreign currency exchange contracts outstanding as of October 31, 2014 and the monthly average notional amount for these contracts during the year ended October 31, 2014 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Forward Foreign Currency Exchange Contracts:
Emerging Markets Debt Fund	8,527	2,499,584
Emerging Markets Local Debt Fund	88,633,471	56,005,372
Total Return Fund	788,050,685	577,058,813

Options Contracts:

The Funds may purchase or write put and call options on securities, indices, foreign currencies and derivative instruments. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability and which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses.

The Funds may purchase or write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

HSBC FAMILY OF FUNDS       53

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2014 (continued)

The Funds may enter into interest rate swaption agreements for hedging purposes. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to an Emerging Markets Fund at prearranged exposure levels to cover an Emerging Markets Fund’s exposure to the counterparty.

During the year ended October 31, 2014, the Total Return Fund invested in options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

The Total Return Fund had the following transactions in purchased call and put options during the year ended October 31, 2014:

	Number of
Total Return Fund	Contracts	Cost
Options outstanding at October 31, 2013	—	$—
Options written	40,400,000	780,528
Options sold	(40,400,000)	(780,528)
Options outstanding at October 31, 2014	—	$—

Futures Contracts:

The Funds may invest in futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended October 31, 2014, the Emerging Markets Debt Fund and the Total Return Fund invested in futures contracts to gain exposure to certain markets and for hedging purposes. The gross notional amount of futures contracts outstanding as of October 31, 2014 and the monthly average notional amount for these contracts for the year ended October 31, 2014 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Futures Contracts:
Emerging Markets Debt Fund	—	987,322
Total Return Fund	98,336,844	36,581,922

54       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2014 (continued)

Swap Agreements:

The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

The Funds will usually enter into swaps on a net basis, which means that the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying only the net amount of the two returns. Upfront receipts and payments are recorded as deferred income (liability) or deferred expense (asset), as the case may be. These upfront receipts and payments are amortized to income or expense over the life of the swap agreement. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2014 for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at pre-arranged exposure levels to cover a Fund’s exposure to the counterparty.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

HSBC FAMILY OF FUNDS       55

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2014 (continued)

During the year ended October 31, 2014, the Emerging Markets Local Debt Fund and the Total Return Fund entered into interest rate swap agreements to manage their exposure to interest rates and as a substitute for investing directly in securities. The Emerging Markets Debt Fund and Total Return Fund also entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of swap agreements outstanding as of October 31, 2014 and the monthly average notional amount for these agreements during the year ended October 31, 2014 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Interest Rate Swap Agreements:
Emerging Markets Local Debt Fund	26,668,562	18,878,533
Total Return Fund	255,653,408	230,541,491

Credit Default Swap Agreements:
Emerging Markets Debt Fund	2,350,000	2,350,000
Total Return Fund	210,250,000	199,605,000

Summary of Derivative Instruments:

The following is a summary of the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of October 31, 2014:

	Assets			Liabilities
	Unrealized			Unrealized
	Appreciation			Depreciation
	on Forward	Variation	Unrealized	on Forward	Variation	Unrealized
	Foreign Currency	Margin	Appreciation	Foreign Currency	Margin	Depreciation
	Exchange	on Futures	on Swap	Exchange	on Futures	on Swap
Fund	Contracts ($)	Contracts^ ($)	Agreements ($)	Contracts ($)	Contracts^ ($)	Agreements ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	89	—	—	165	—	—
Emerging Market Local Debt Fund	1,224,063	—	—	1,105,952	—	—
Total Return Fund	13,371,803	—	—	3,583,645	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	53,361	—	—	—
Total Return Fund	—	—	3,787,863	—	—	1,432,501

Interest Rate Risk Exposure:
Emerging Market Local Debt Fund	—	—	60,911	—	—	82,886
Total Return Fund	—	761,596	413,151	—	79,941	43,926
____________________

^	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Portfolio Investments. Only current outstanding variation margin is reported on the Statement of Assets and Liabilities.

56       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2014 (continued)

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended October 31, 2014:

					Net Change in Unrealized
					Appreciation/Depreciation
	Realized Gain (Loss on Derivatives				on Derivatives Recognized
	Recognized as a Result from Operations				as a Result from Operations
	Net Realized
	Gains (Losses)
	from Forward	Net Realized	Net Realized	Net Realized	Change in
	Foreign Currency	Gains (Losses)	Gains (Losses)	Gains (Losses)	Unrealized
	Exchange	from Futures	from Swap	from Options	Appreciation/Depreciation
Fund	Contracts ($)	Transactions ($)	Agreements ($)	Transactions ($)	on Investments ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	94,332	—	—	—	(14,103)
Emerging Market Local Debt Fund	587,908	—	—	—	(218,353)
Total Return Fund	15,206,764	—	—	(780,528)	3,679,005

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	23,957	—	20,345
Total Return Fund	—		996,834	—	3,768,400

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	99,300	—	—	(91,503)
Emerging Market Local Debt Fund	—	—	98,005		129,379
Total Return Fund	—	(903,664)	2,799,518	—	3,269,562

The Funds are generally subject to master netting arrangements that allow for amounts owed between each Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting arrangements do not apply to amounts owed to/from different counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to legally enforceable master netting arrangements in the Statements of Assets and Liabilities. The tables below present the gross and net amounts of these assets and liabilities with any offsets to reflect the Funds’ ability to reflect the master netting arrangements at October 31, 2014.

HSBC FAMILY OF FUNDS       57

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2014 (continued)

As of October 31, 2014, each Fund’s derivative assets and liabilities by type are as follows:

	Emerging Markets		Emerging Markets Local
	Debt Fund		Debt Fund		Total Return Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$—	$—	$—	$85,406	$—
Forward currency contracts	89	165	1,224,063	1,105,952	13,371,803	3,583,645
Swap agreements	53,361	38,019	60,911	82,886	8,624,881	5,086,298
Total derivative assets and liabilities
in the Statement of Assets
and Liabilities	53,450	38,184	1,284,974	1,188,838	22,082,090	8,669,943
Derivatives not subject to a master
netting agreement or similar
agreement ("MNA")	—	—	—	—	(85,406)	—
Total assets and liabilities subject
to a MNA	$53,450	$38,184	$1,284,974	$1,188,838	$21,996,684	$8,669,943

The following table represents each Fund’s derivative assets by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral received by each Fund as of October 31, 2014:

	Derivative Assets	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Received (a)(b)	Received (a)(b)	Derivative Assets
Emerging Markets Debt Fund:
Barclays Bank PLC	$22,656	$(20,485)	$—	$—	$2,171
JPMorgan Chase Bank N.A.	30,778	(17,682)	—	—	13,096
Standard Chartered Bank	16	(16)	—	—	—
Total	$53,450	$(38,183)	$—	$—	$15,267
Emerging Markets Local Debt Fund:
Bank of America	$6,228	$—	$—	$—	$6,228
Barclays Bank PLC	566,067	(389,951)	—	—	176,116
Credit Suisse International	3,621	—	—	—	3,621
JPMorgan Chase Bank N.A.	244,605	(125,768)	—	—	118,837
Standard Chartered Bank	329,311	(329,311)	—	—	—
UBS AG	135,142	(135,142)	—	—	—
Total	$1,284,974	$(980,172)	$—	$—	$304,802
Total Return Fund:
Bank of America	$4,037,907	$(1,003,821)	$(3,034,086)	$—	$—
Barclays Bank PLC	6,329,191	(2,751,169)	—	(3,100,000)	478,022
Credit Suisse International	424,338	(424,338)	—	—	—
JPMorgan Chase Bank N.A.	4,908,705	(3,041,857)	—	(1,210,000)	656,848
Standard Chartered Bank	5,311,295	(663,458)	—	(4,647,837)	—
UBS AG	985,248	(664,905)	—	—	320,343
Total	$21,996,684	$(8,549,548)	$(3,034,086)	$(8,957,837)	$1,455,213

58       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2014 (continued)

The following table represents each Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral pledged by each Fund as of October 31, 2014:

	Derivative Liabilities	Derivatives	Non-cash	Cash
	Subject to a MNA	Available for	Collateral	Collateral	Net Amount of
Counterparty	by Counterparty	Offset	Pledged (a)	Pledged (a)	Derivative Liabilities
Emerging Markets Debt Fund:
Barclays Bank PLC	$20,485	$(20,485)	$—	$—	$—
JPMorgan Chase Bank N.A.	17,682	(17,682)	—	—	—
Standard Chartered Bank	17	(16)	—	—	1
Total	$38,184	$(38,183)	$—	$—	$1
Emerging Markets Local Debt Fund:
Barclays Bank PLC	$389,951	$(389,951)	$—	$—	$—
JPMorgan Chase Bank N.A.	125,768	(125,768)	—	—	—
Standard Chartered Bank	484,035	(329,311)	—	—	154,724
UBS AG	189,084	(135,142)	—	—	53,942
Total	$1,188,838	$(980,172)	$—	$—	$208,666
Total Return Fund:
Bank of America	$1,003,821	$(1,003,821)	$—	$—	$—
Barclays Bank PLC	2,751,169	(2,751,169)	—	—	—
Credit Suisse International	544,733	(424,338)	—	(100,000)	20,395
JPMorgan Chase Bank N.A.	3,041,857	(3,041,857)	—	—	—
Standard Chartered Bank	663,458	(663,458)	—	—	—
UBS AG	664,905	(664,905)	—	—	—
Total	$8,669,943	$(8,549,548)	$—	$(100,000)	$20,395
____________________

(a)	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

(b)	Collateral received is not disclosed on the Statement of Assets and Liabilities because the Funds do not have effective control of the collateral.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Funds, and annually in the case of Frontier Markets Fund. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

HSBC FAMILY OF FUNDS       59

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2014 (continued)

The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued at the bid price as of the time net asset value is determined on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities and are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

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Notes to Financial Statements — as of October 31, 2014 (continued)

Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price, or in the absence of recorded sales, at the readily available closing bid price on such exchange. If no sale is available because the country is on holiday, the previous day’s last quoted sales price would be utilized. These securities are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

Rights and warrants are valued at the last sales price on a national securities exchange. If these instruments are not scheduled to trade for a certain period, they are generally valued intrinsically based on the terms of the issuance and the price of the underlying security. The time value of the warrants may also be considered by the Investment Adviser (as defined in Note 4). These instruments are typically categorized as Level 1 in the fair value hierarchy.

P-notes are valued by taking the last sales price of the underlying security on its primary exchange. In the absence of a recorded sale on the underlying security, the readily available closing bid price on such exchange will be used. If no sale is available because the country is on holiday, the previous day’s last quoted sales price will be utilized. All local prices will be converted to U.S. dollars using the foreign currency exchange rate as of the close of regular trading on the New York Stock Exchange. These instruments are typically categorized as Level 2 in the fair value hierarchy.

Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the prevailing forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange, as provided by an approved pricing service, and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s net asset value (“NAV”) that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ NAV is calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically

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Notes to Financial Statements — as of October 31, 2014 (continued)

categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

The only transfers between fair value hierarchy Levels 1 and 2 as October 31, 2014 are related to the use of the systematic valuation model to value foreign securities in the Frontier Markets Fund.

The following is a summary of the valuation inputs used as of October 31, 2014 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of country descriptions is disclosed in the Schedule of Portfolio Investments for each Fund:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)		Total ($)
Emerging Markets Debt Fund
Investment Securities:
Yankee Dollars	—	34,713,323	—		34,713,323
Investment Company	5,767,917	—	—		5,767,917
U.S. Treasury Obligations	—	1,190,194	—		1,190,194
Total Investment Securities	5,767,917	35,903,517	—		41,671,434
Other Financial Instruments:(a)
Credit Default Swaps	—	53,361	—		53,361
Forward Foreign Currency Contracts	—	(76)	—		(76)
Total Investments	5,767,917	35,956,802	—		41,724,719

Emerging Markets Local Debt Fund
Investment Securities:
Foreign Bonds	—	29,567,244	—		29,567,244
Yankee Dollars	—	967,283	—		967,283
Investment Company	5,612,117	—	—		5,612,117
Total Investment Securities	5,612,117	30,534,527	—		36,146,644
Other Financial Instruments:(a)
Interest Rate Swaps	—	(21,975)	—		(21,975)
Forward Foreign Currency Contracts	—	118,111	—		118,111
Total Investments	5,612,117	30,630,663	—		36,242,780

Frontier Markets Fund
Investment Securities:
Common Stocks
Banks	19,236,125	49,980,576	—		69,216,701
Oil, Gas & Consumable Fuels	2,158,031	11,146,401	—		13,304,432
Other Common Stocks	—	89,360,713	—		89,360,713
Convertible Corporate Bonds	—	129,469			129,469
Warrants	—	1	—	(b)	1
Participatory Notes	—	31,352,417	—		31,352,417
Investment Company	13,798,127	—	—		13,798,127
Total Investment Securities	35,192,283	181,969,577	—		217,161,860

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Notes to Financial Statements — as of October 31, 2014 (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Total Return Fund
Investment Securities:
Foreign Bonds	—	12,460,679	—	12,460,679
Yankee Dollars	—	415,296,328	—	415,296,328
Investment Company	615,187,950	—	—	615,187,950
Total Investment Securities	615,187,950	427,757,007	—	1,042,944,957
Other Financial Instruments:(a)
Futures Contracts	681,655	—	—	681,655
Interest Rate Swaps	—	369,225	—	369,225
Credit Default Swaps	—	2,355,362	—	2,355,362
Forward Foreign Currency Contracts	—	9,788,158	—	9,788,158
Total Investments	615,869,605	440,269,752	—	1,056,139,357

RMB Fixed Income Fund
Foreign Bonds	—	13,224,908	—	13,224,908
Investment Company	185,514	—	—	185,514
Total Investment Securities	185,514	13,224,908	—	13,410,422
____________________

(a)	Other financial instruments would include any derivative instruments, such as forward foreign currency contracts, futures contracts, and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(b)	Security was received as part of a private placement offering. The underlying stock price is trading significantly below the strike price of the warrants and the warrants are non-transferable. Security valued at $0 in good faith pursuant to procedures approved by the Board of Trustees as of October 31, 2014.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class I Shares and Class S Shares of each respective Fund, at an annual rate of:

Fund	Fee Rate(%)
Emerging Markets Debt Fund	0.50
Emerging Markets Local Debt Fund	0.50
Frontier Markets Fund	1.25
Total Return Fund	0.85
RMB Fixed Income Fund	0.55

HSBC Global Asset Management (UK) Limited (“AMEU”) acts as sub-adviser to the Frontier Markets Fund. AMEU receives a fee, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.70% from the fees paid to the Investment Adviser.

HSBC Global Asset Management (Hong Kong) Limited (“AMHK”) acts as sub-adviser to the RMB Fixed Income Fund. AMHK receives a fee, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.275% from the fees paid to the Investment Adviser.

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Notes to Financial Statements — as of October 31, 2014 (continued)

HSBC also provides support services to the Funds pursuant to a Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares and Class I Shares, at an annual rate of 0.20% and 0.10%, respectively.

Administration:

HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fee is deemed to be class specific.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02%, which is retained by HSBC.

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $294,367 for the year ended October 31, 2014, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). For the year ended October 31, 2014, Foreside, as Distributor, also received $178,373 in commissions from sales of the Trusts for Class A Shares, of which $45 were reallocated to HSBC-affiliated brokers and dealers for Class A Shares.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

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Notes to Financial Statements — as of October 31, 2014 (continued)

Fund Accounting and Transfer Agency:

Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

Fee Reductions:

The Investment Adviser has agreed to contractually limit, through March 1, 2015, the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and indirect expenses attributable to the Fund’s investments in investment companies, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current
		Contractual
Fund	Class	Expense Limitation (%)
Emerging Markets Debt Fund	A	1.20
Emerging Markets Debt Fund	I	0.85
Emerging Markets Debt Fund	S	0.75
Emerging Markets Local Debt Fund	A	1.20
Emerging Markets Local Debt Fund	I	0.85
Emerging Markets Local Debt Fund	S	0.75
Frontier Markets Fund	A	2.20
Frontier Markets Fund	I	1.85
Total Return Fund	A	1.60
Total Return Fund	I	1.25
Total Return Fund	S	1.15
RMB Fixed Income Fund	A	1.45
RMB Fixed Income Fund	I	1.10
RMB Fixed Income Fund	S	1.00

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Notes to Financial Statements — as of October 31, 2014 (continued)

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2014, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2014, the repayments that may potentially be made by the Funds are as follows:

	2017($)	2016($)	2015($)	Total($)
Emerging Markets Debt Fund	133,012	112,179	159,226	404,417
Emerging Markets Local Debt Fund	202,644	159,629	218,089	580,362
Frontier Markets Fund	68,988	201,653	145,285	415,926
Total Return Fund	—	—	207	207
RMB Fixed Income Fund	115,576	130,790	51,659	298,025
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2014 were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	15,507,238	21,547,649
Emerging Markets Local Debt Fund	58,062,658	47,801,578
Frontier Markets Fund	195,338,224	93,319,330
Total Return Fund	254,870,629	287,668,933
RMB Fixed Income Fund	7,153,144	6,924,789

For the year ended October 31, 2014, purchases and sales of long-term U.S. government securities were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	3,604,112	2,675,488
Emerging Markets Local Debt Fund	3,503,998	4,517,096
Total Return Fund	73,388,635	166,058,499

6. Investment Risks:

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

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Notes to Financial Statements — as of October 31, 2014 (continued)

Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Concentration of Credit Risk: The RMB Fixed Income Fund is likely to be more volatile than the performance of other mutual funds due to its focused investment in instruments having exposure to China. Because the Fund concentrates its investments in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

Derivatives Risk: The term “derivatives” covers a broad range of investments, including futures and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of the fund’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, index or rate. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

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Notes to Financial Statements — as of October 31, 2014 (continued)

7. Federal Income Tax Information:

At October 31, 2014, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Emerging Markets Debt Fund	40,760,448	1,324,744	(413,758)	910,986
Emerging Markets Local Debt Fund	38,247,422	173,204	(2,273,982)	(2,100,778)
Frontier Markets Fund	212,572,930	12,921,147	(8,332,217)	4,588,930
Total Return Fund	1,039,955,944	5,587,337	(2,598,324)	2,989,013
RMB Fixed Income Fund	13,219,606	223,919	(33,103)	190,816
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

The tax character of dividends paid by the Funds as of the tax year ended October 31, 2014 was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Emerging Markets Debt Fund	1,925,592	650,922	2,576,514	—	2,576,514
Emerging Markets Local Debt Fund	296,960	—	296,960	1,397,125	1,694,085
Frontier Markets Fund	724,960	2,429,300	3,154,260	—	3,154,260
Total Return Fund	17,508,616	127,940	17,636,556	—	17,636,556
RMB Fixed Income Fund	564,893	—	564,893	—	564,893

The tax character of dividends paid by the Funds as of the tax year ended October 31, 2013 was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Emerging Markets Debt Fund	2,039,967	608,594	2,648,561	—	2,648,561
Emerging Markets Local Debt Fund	802,596	22,983	825,579	62,106	887,685
Frontier Markets Fund	649,627	—	649,627	—	649,627
Total Return Fund	4,959,505	—	4,959,505	—	4,959,505
RMB Fixed Income Fund	430,780	—	430,780	—	430,780
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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Notes to Financial Statements — as of October 31, 2014 (continued)

As of the tax year ended October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated		Total
	Undistributed	Undistributed	Long Term			Capital and	Unrealized	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	Appreciation/	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)*	Losses ($)	(Depreciation) ($)	(Deficit) ($)
Emerging Markets Debt Fund	130,711	—	—	130,711	(1,605)	(90,252)	944,318	983,172
Emerging Markets Local Debt Fund	—	—	—	—	(1,932)	(816,652)	(2,229,956)	(3,048,540)
Frontier Markets Fund	12,526,145	—	5,120,789	17,646,934	—	—	4,588,205	22,235,139
Total Return Fund	14,728,702	—	—	14,728,702	(941,077)	(3,150,786)	5,977,698	16,614,537
RMB Fixed Income Fund	202,046	—	—	202,046	(330)	(41,256)	192,154	352,614
____________________

*	Dividends payable may differ from the amounts reported in the Statements of Assets and Liabilities because dividends payable on a tax basis include those dividends that will be reinvested.

As of the tax year ended October 31, 2014, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subjects to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
Emerging Markets Debt Fund	33,405	56,847	90,252
Emerging Markets Local Debt Fund	135,889	560,089	695,978
Total Return Fund	2,623,894	526,892	3,150,786
RMB Fixed Income Fund	41,256	—	41,256

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2014, the following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending October 31, 2015.

Late Year
Ordinary Losses
($)
Emerging Markets Local Debt Fund	120,674

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Notes to Financial Statements — as of October 31, 2014 (continued)

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of October 31, 2014, Emerging Markets Debt Fund, Emerging Markets Local Debt Fund and RMB Fixed Income Fund had individual shareholder accounts and/or omnibus shareholder accounts (composed of a group of individual shareholders), each of which is affiliated with the Investment Adviser, and representing ownership in excess of 75% of the Emerging Markets Debt Fund and RMB Fixed Income Fund and in excess of 50% of the Emerging Markets Local Debt Fund, respectively.

9. Change in Auditor (Unaudited):

On December 16, 2014, the Board of Trustees of the Trusts, upon the recommendation of the Audit Committee of the Board of Trustees, determined not to retain KPMG LLP (“KPMG”) and approved a change of the Funds’ independent registered public accounting firm to PricewaterhouseCoopers LLP (“PwC”) for the fiscal year ending October 31, 2015. For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended October 31, 2014 and October 31, 2013, and through December 23, 2014 (the date of KPMG’s audit opinion on the October 31, 2014 financial statements), there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the Funds fiscal years ended October 31, 2014 and October 31, 2013, and the interim period ended December 23, 2014, neither the Registrant nor anyone on its behalf consulted PwC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. Subsequent Events:

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

70       HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
HSBC Funds:

We have audited the accompanying statements of assets and liabilities of HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund and HSBC RMB Fixed Income Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2014

HSBC FAMILY OF FUNDS       71

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2014 (Unaudited)

During the year ended October 31, 2014, the following Funds declared capital gain distributions:

	Short Term Capital Gain	Long Term Capital Gain
	Distributions ($)	Distributions ($)
Emerging Markets Debt Fund	—	650,922
Frontier Markets Fund	268,196	2,429,300
Total Return Fund	2,813,058	127,940
RMB Fixed Income Fund	332	—

During the year ended October 31, 2014, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest Income (%)
Emerging Markets Debt Fund	24.54
Emerging Markets Local Debt Fund	12.87
Total Return Fund	34.79

For the year ended October 31, 2014, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Emerging Market Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV:

Qualified Dividend Income (%)
Frontier Markets Fund	36.37

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2014 are as follows:

	Foreign Source Income	Foreign Tax Expense
	Per Share ($)	Per Share ($)
Emerging Markets Local Debt Fund	0.35	0.01
Frontier Markets Fund	0.36	0.02

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2014. These shareholders will receive more detailed information along with their 2014 Form 1099-DIV.

72       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses — as of October 31, 2014 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning			Annualized
		Account	Ending	Expenses Paid	Expense Ratio
		Value	Account Value	During Period*	During Period
		5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 - 10/31/14
Emerging Markets Debt Fund	Class A	$1,000.00	$1,019.70	$6.11	1.20%
	Class I	1,000.00	1,020.70	4.33	0.85%
	Class S	1,000.00	1,022.20	3.82	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	996.90	6.04	1.20%
	Class I	1,000.00	997.60	4.28	0.85%
	Class S	1,000.00	998.10	3.78	0.75%
Frontier Markets Fund	Class A	1,000.00	1,007.40	11.13	2.20%
	Class I	1,000.00	1,009.40	9.37	1.85%
Total Return Fund	Class A	1,000.00	1,021.90	7.64	1.50%
	Class I	1,000.00	1,023.60	5.87	1.15%
	Class S	1,000.00	1,024.10	5.36	1.05%
RMB Fixed Income Fund	Class A	1,000.00	1,028.30	7.41	1.45%
	Class I	1,000.00	1,030.00	5.63	1.10%
	Class S	1,000.00	1,030.50	5.12	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund's annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       73

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses — as of October 31, 2014 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14 - 10/31/14	Annualized Expense Ratio During Period 5/1/14 - 10/31/14
Emerging Markets Debt Fund	Class A	$1,000.00	$1,019.16	$6.11	1.20%
	Class I	1,000.00	1,020.92	4.33	0.85%
	Class S	1,000.00	1,021.42	3.82	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	1,019.16	6.11	1.20%
	Class I	1,000.00	1,020.92	4.33	0.85%
	Class S	1,000.00	1,021.42	3.82	0.75%
Frontier Markets Fund	Class A	1,000.00	1,014.12	11.17	2.20%
	Class I	1,000.00	1,015.88	9.40	1.85%
Total Return Fund	Class A	1,000.00	1,017.64	7.63	1.50%
	Class I	1,000.00	1,019.41	5.85	1.15%
	Class S	1,000.00	1,019.91	5.35	1.05%
RMB Fixed Income Fund	Class A	1,000.00	1,017.90	7.37	1.45%
	Class I	1,000.00	1,019.66	5.60	1.10%
	Class S	1,000.00	1,020.16	5.09	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund's annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

74       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	22	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member of Dresdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998 – 2000)	22	Trustee, Met Investors Series and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	22	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	22	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 69	Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	22	None

INTERESTED TRUSTEE

DEBORAH A. HAZELL 452 Fifth Avenue New York NY 10018 Age: 51	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), 2008-2011; Client Service, Business Development and Marketing Group, FFTW (1999-2008)	22	None
____________________

*	Includes the HSBC Funds, the HSBC Advisor Funds Trust and the HSBC Portfolios.

HSBC FAMILY OF FUNDS       75

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 56	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 55	Treasurer	One year; 2014 to present	Senior Vice President, Citi (2010 - present); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial & Operations Principal, GE Asset Management Inc. (2005 – 2010)

HEATHER MELITO-DEZAN* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 37	Secretary	One year; 2014 to present	Assistant Vice President, Regulatory Administration, Citi (2013 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 55	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Rhodes, Ms. Melito-Dezan, and Mr. Schmidt also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

76       HSBC FAMILY OF FUNDS

Other Information (Unaudited):

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities of each Fund, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS       77

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Frontier Markets Fund
HSBC Global Asset Management (UK) Limited
78 St. James Street
London, United Kingdom, SW1A 1EJ

HSBC RMB Fixed Income Fund
HSBC Global Asset Management (Hong Kong) Limited
Level 22, HSBC Main Building
1 Queen’s Road Central, Hong Kong

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.emfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-EM-1214	12/14

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Tom Robards and Marcia Beck who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2013       $176,323
2014       $183,823

(b) Audit-Related Fees,
2013       $5,833
2014       $5,833

2013 – Fees of $5,833 relate to the consent of N-1A filing.
2014 – Fees of $5,833 relate to the consent of N-1A filing

(c) Tax Fees,
2013       $101,875
2014       $95,000

Fees for both 2013 and 2014 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2013       $ 0
2014       $ 0

       (e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

(e)(2)
2013       0%
2014       0%

       (f) Not applicable.

(g) Non-Audit Fees.
2013       $107,708
2014       $100,833

(h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 19, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 19, 2014

By (Signature and Title)	/s/ Scott Rhodes
Scott Rhodes
Treasurer

Date	December 19, 2014